UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Both Extended Stay America, Inc. and ESH Hospitality, Inc. have securities that have been registered under the Securities Act of 1933, as amended, which are publicly traded and listed on the NASDAQ Global Select Market as paired shares. Each paired share consists of one share of common stock of Extended Stay America, Inc. that is attached to and trades as a single unit with one share of Class B common stock of ESH Hospitality, Inc. Accordingly, the Proxy Statements of Extended Stay America, Inc., and its controlled subsidiary, ESH Hospitality, Inc., are each included in this filing on Schedule 14A. Each registrant hereto is filing on its own behalf all of the information contained in this filing that relates to such registrant. Each registrant hereto is not filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

extended
STAY AMERICA®

notice of **2020** annual meeting of shareholders & proxy statement notice of

annual meeting

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

www.aboutstay.com

Notice Of Annual Meeting Of Shareholders

To Be Held On May 28, 2020

Extended Stay America, Inc will hold its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, May 28, 2020 at 8:00 a.m. (Eastern Daylight Time). Due to public health concerns and to assist in safeguarding the health and well-being of our shareholders and employees during the COVID-19 outbreak, the Annual Meeting will be a ‘virtual’ meeting, held as a live webcast via the Internet. By attending the Annual Meeting virtually, shareholders will be afforded the same rights and opportunities to participate that they would have at an in-person meeting. Shareholders will be able to attend the Annual Meeting, listen, vote, and submit questions by visiting www.virtualshareholdermeeting.com/stay2020 and signing in with a 16-digit control number included in these proxy materials. We expect to resume in person shareholder meetings in the future.

The Annual Meeting will be convened for the following purposes:

>	To elect seven directors to hold office until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified;

>	To approve, on an advisory basis, the compensation paid to our named executive officers;

>	To approve, on an advisory basis, the frequency of future advisory votes on our named executive officer compensation;

>	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

>	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 8, 2020 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 23, 2020.

By Order of the Board of Directors,

Christopher N. Dekle

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 23, 2020

2020 PROXY STATEMENT | i

proxy

summary

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Extended Stay America, Inc., a Delaware corporation, of proxies to be voted at our 2020 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). Unless the context otherwise requires, all references in this Proxy Statement to the “Corporation,” “Extended Stay America,” “Extended Stay,” “we,” “us,” and “our” refer to Extended Stay America, Inc. and its subsidiaries, excluding ESH Hospitality, Inc. (“ESH REIT”). All references in this Proxy Statement to the “Company” refer to the Corporation, ESH REIT and their subsidiaries considered as a single enterprise. Each share of Corporation common stock, par value $0.01 per share, is attached to and trades as a single unit with a share of Class B common stock of ESH REIT, par value $0.01 per share, (each, a “Paired Share”).

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.esa.com. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2019 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2019, are available free of charge on the investor relations section of our website (www.aboutstay.com) or at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, YOU DO NOT NEED TO RETURN A WRITTEN PROXY CARD BY MAIL. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

PLEASE NOTE THAT THE ANNUAL MEETING WILL BE A ‘VIRTUAL’ MEETING, HELD AS A LIVE WEBCAST VIA THE INTERNET. DETAILS ON HOW TO ATTEND AND VOTE AT THE VIRTUAL MEETING MAY BE FOUND IN THE SECTION OF THIS PROXY TITLED ‘FREQUENTLY ASKED QUESTIONS.’ A SHAREHOLDER THAT JOINS THE VIRTUAL MEETING BY SIGNING INTO, AND COMPLYING WITH THE REQUIREMENTS OF, THE LIVE WEBCAST, WILL BE ATTENDING THE ANNUAL MEETING ‘IN PERSON.’

ii | 2020 PROXY STATEMENT

proxy summary

ANNUAL MEETING OF SHAREHOLDERS

MAY 28, 2020, 8:00 A.M. (EASTERN DAYLIGHT TIME)

Due to the COVID-19 outbreak, this year’s meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/stay2020.

PURPOSES:

To elect seven directors to hold office until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified	To approve, on an advisory basis, the compensation paid to our named executive officers	To decide, on an advisory basis, the frequency of future advisory votes on our named executive officer compensation	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof

Proposal	How may I vote?	What does the Board recommend?
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

> (i) vote FOR the election of all nominees named herein;

> (ii) withhold authority to vote for all such nominees; or

> (iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy card.

The Board recommends that you vote FOR all seven of the director nominees.

2. An advisory vote on the Corporation’s executive compensation.	You may vote FOR or AGAINST the approval, on an advisory basis, of the Corporation’s executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of the Corporation’s executive compensation.

3. An advisory vote on the frequency of future advisory votes on our named executive officer compensation.

You may vote in favor of the Corporation seeking an advisory vote on executive compensation EVERY YEAR, EVERY TWO YEARS, or EVERY THREE YEARS, or you may indicate you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote EVERY YEAR on the frequency of an advisory vote on executive compensation.

4. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020, or you may indicate that you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

2020 PROXY STATEMENT | iii

2019 year in review

Extended Stay America is the largest integrated owner/operator of company-branded hotels in North America. Our business operates in the extended stay segment of the lodging industry, and as of December 31, 2019, we owned and operated 557 hotel properties comprising approximately 61,900 rooms located in 40 states across the United States and franchised or managed 73 hotel properties for third parties comprising approximately 7,500 rooms.

All 630 system-wide hotels operate under the Extended Stay America brand, which serves the mid-price extended stay segment and accounts for approximately 42% of the segment by number of rooms in the United States. For the year ended December 31, 2019, we had total revenues of approximately $1.2 billion, net income of approximately $165.1 million and Adjusted EBITDA of approximately $535.0 million.

Extended Stay America-branded hotels are designed to provide an affordable and attractive alternative to traditional lodging or apartment accommodations and are targeted toward self-sufficient, value-conscious guests who need lodging for more than a week. All Extended Stay America-branded hotels feature fully-furnished rooms with in-room kitchens, free Wi-Fi, flat screen TVs and on-site guest laundry. Our guests include business travelers, leisure travelers, professionals on temporary work or training assignments, persons relocating, temporarily displaced or purchasing a home and anyone else in need of temporary housing. For the year ended December 31, 2019, approximately 37.7%, 20.7% and 41.6% of our owned hotel room revenues were derived from guests with stays from 1-6 nights, from 7-29 nights, and for 30 or more nights, respectively.

We seek to drive our competitive advantage by targeting our product offering to an underserved market segment and by driving economies of scale through our national distribution and concentration of multiple hotels in individual markets. We focus on continually improving our product and service, improving marketing efforts and driving room rates. In addition to owning and operating hotels, we have increased, and plan to continue to increase, our distribution through the ongoing development of our brand and fee-based income stream pursuant to which we franchise our brand name to unaffiliated third-parties and, in some instances, manage these hotels on behalf of our franchisees. We also seek to increase our efficiency and the overall quality of our real estate portfolio by selling non-strategic hotels over time, in some cases franchising our brand name to, or managing sold hotels for, the buyers.

$1.2 billion	$165.1 million	$535.0 million
2019 revenues	2019 net income	2019 Adjusted EBITDA

iv | 2020 PROXY STATEMENT

2019 year in review

BUSINESS HIGHLIGHTS

In 2019, we made strong progress on the development of our franchise system, the growth of our construction pipeline and returned a significant amount of capital to shareholders. Operationally, our Comparable system-wide RevPar declined 0.9%. Net income per Extended Stay America, Inc. diluted common share was $0.37, Adjusted FFO per Diluted Paired Share was $1.81, and Adjusted Paired share Income per Diluted Paired Share was $0.95. We increased our dividend to an annualized $0.92 per Paired Share.

Together with share repurchases, these dividends allowed us to return approximately $300 million to Paired Share holders in 2019, while still investing over $260 million in capital expenditures.

Adjusted EBITDA, Adjusted FFO per Diluted Paired Share, and Adjusted Paired Share Income per Diluted Paired Share (collectively, the “Non-GAAP Financial Measures”) are non-GAAP measures. We believe that these measures provide useful information regarding results of operations and useful information with respect to management’s ability to evaluate ongoing performance compared to other lodging companies, hotel owners, and other capital-intensive companies, including those which include a REIT as part of their legal entity structure. These measures are not recognized terms under U.S. GAAP. These measures, as calculated by the Company, may not be comparable to the same measures calculated by other companies. These measures should not be considered as alternative measures of, or superior to, operating profit, net income, net income per share or any other measure of the Company, the Corporation, or ESH REIT calculated in accordance with GAAP. The Company’s presentation of the Non-GAAP Financial Measures does not replace the presentation of the Company’s consolidated financial statements and other disclosures prepared in accordance with GAAP. For reconciliations of these measures to the most comparable GAAP measures, see “reconciliation of non-GAAP measures.”

2020 PROXY STATEMENT | v

2019 year in review

GOVERNANCE HIGHLIGHTS

We continue to be an independent public company with a fully independent Board (other than one seat for our President and CEO) and Audit, Compensation, and Nominating and Corporate Governance Committees comprised solely of independent directors. All three of our Audit Committee members are “financial experts” as defined by SEC rules. Three of our seven Board seats continue to be held by women.

We continue our practice of asking for your “say-on-pay” advice annually instead of on the minimum three-year cycle required by SEC rules.

COMPENSATION HIGHLIGHTS

We have continued the use in our long-term incentive plan of a performance measure based on total shareholder return that we believe best reflects your long-term priorities. We continue to maintain a clawback policy that requires named executive officers (“NEOs”) to return excess compensation if a financial restatement indicates that the NEO received greater compensation than he or she actually earned. Equity grants made in 2019 and thereafter continue to have a “double-trigger,” requiring that a NEO cease employment in connection with a change in control in order to be entitled to accelerated vesting under our incentive plans.

Finally, we have implemented a CEO pay package that uniquely ties a majority of the CEO’s pay directly to the Company’s stock performance over time through the grant of restricted stock units in respect of Paired Shares, a portion of which vests on the last day of each calendar month through the end of 2021.

ENVIRONMENTAL AND SOCIAL HIGHLIGHTS

2019 marked the eighth year of our program to invest in energy and water conservation projects. Since 2012, we have focused our efforts on multiple opportunities including investments in:

> low-flow shower heads and toilets;

> interior lighting upgrades to energy-saving LED bulbs and fixtures;

> exterior parking area upgrades to energy-saving LED lighting;

> condensing and tankless hot water heaters that minimize unnecessary heating;

> guest room occupancy controls that save energy on unused rooms;

> battery storage to increase battery life;

> high-efficiency heating, ventilation, and air conditioning equipment; and

> high-efficiency laundry equipment.

In addition to improving comfort, safety and security for our guests, these measures have resulted in substantial savings in natural resource use. In 2019, our annual savings compared to pre-2012 usage include:

> Electricity: 52,134,152 kwh/yr

> Natural Gas: 103,318 mmbtu/yr

> Water: 489,873,006 gallons/yr

52,134,152 kwh/yr electricity savings	489,873,006 gallons/yr water savings

vi | 2020 PROXY STATEMENT

2019 year in review

With a passion to support a charitable cause so close to the hearts of its employees, in 2013 Extended Stay America partnered with the American Cancer Society to create the Hotel Keys Of Hope® program, which provides free and deeply discounted hotel stays for cancer patients in need of treatment away from home. To date, Extended Stay America has donated over 170,000 hotel room nights throughout the U.S., helping over 20,000 patients and their families save over $10 million in lodging costs.

SHAREHOLDER OUTREACH AND ENGAGEMENT HIGHLIGHTS

We recognize the value of actively engaging with our shareholders so we can better understand their views and interests and share our perspective. In 2019, our senior management and investor relations team participated in over 300 investor meetings or calls, with more than 400 investor touchpoints. We review this outreach and the shareholder input we receive with our Board.

We also worked to maintain our visibility in the investment community by participating in:

>	12 equity conferences

>	2 leverage finance conferences

>	non-deal roadshows in New York City, Boston, Toronto, Chicago, Montreal, Atlanta, London, Zurich, Orlando and Dallas

2020 PROXY STATEMENT | vii

viii | 2020 PROXY STATEMENT

2020 PROXY STATEMENT | ix

x | 2020 PROXY STATEMENT

proposal 1:

election of directors

1

Proposal No. 1

The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

Recommendation

The Board unanimously recommends that you vote “FOR” the election of all seven nominees listed on the proxy card.

Our Board has nominated seven people for election as directors at the Annual Meeting. Each nominee is currently a director of the Corporation. If elected, each nominee will hold office until the next annual meeting of shareholders, or until his or her successor has been duly elected and qualified, subject to a director’s earlier death, resignation or removal. Each nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each nominee meets the qualifications that have been established for service on our Board. As demonstrated in the following biographies, we believe that the nominees have professional experience in areas that are highly relevant to our strategy and operations, and bring skills and other attributes that make them outstanding candidates to serve on our Board.

2020 PROXY STATEMENT | 1

The following table summarizes information about our nominees as of April 8, 2020. Detailed biographies of each nominee follow.

Name	Age	Director Since	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent?

Bruce N. Haase President and Chief Executive Officer	59	2019

Douglas G. Geoga Board Chair	64	2013				✓

Kapila K. Anand Director	66	2016		Chair		✓

Ellen Keszler Director	57	2018	Member*		Member	✓

Jodie W. McLean Director	51	2017	Member*	Member		✓

Thomas F. O’Toole Director	61	2017		Member	Chair	✓

Richard F. Wallman Director	69	2013	Chair*		Member	✓

*Audit	Committee financial expert

Mr. Haase, Mr. Geoga, and Ms. Anand also sit on the Board of Directors of ESH REIT. Under our Corporate Governance Guidelines (as defined below), service on our Board and the Board of ESH REIT constitute a single directorship for purposes of overboarding calculations.

2 | 2020 PROXY STATEMENT

NOMINEES

Our Board has affirmatively determined that each of our directors other than Mr. Haase is independent under the rules of the SEC and the NASDAQ Global Select Market (“NASDAQ”). Detailed information regarding each nominee as of April 8, 2020 is set forth below:

Bruce N. Haase

President and CEO

Other directorships: HomeWell Senior Care, Inc. (Chairman of the Board and Majority Shareholder)

Skills and expertise: Extended stay lodging; finance; lodging industry; franchising; branding; marketing; operations; executive management

Mr. Haase has served as Chief Executive Officer, President and director of the Corporation since November 2019, Chief Executive Officer and

President of ESH REIT since November 2019 and as director of ESH REIT since April 2018. From 2014 to 2016, Mr. Haase was the Chief Executive Officer of WoodSpring Hotels, LLC, a leading economy extended stay lodging brand. Mr. Haase led the design, launch and franchising of the WoodSpring Suites brand, including the conversion of properties from the company’s Value Place brand. Mr. Haase previously served in a series of executive positions with Choice Hotels International, Inc. including Executive Vice President, Global Brands, Marketing & Operations (from 2008 to 2012), Senior Vice President, Domestic Brand Operations & International Division (from 2007 to 2008), Senior Vice President, International Division (from 2000 to 2007), and Vice President, Finance & Treasurer (in 2000). Prior to joining Choice, Mr. Haase held a series of positions with The Ryland Group, Inc., Caterair International Corporation, Marriott Corporation, and Goldman, Sachs, & Company.

Mr. Haase brings valuable extended stay lodging, operations, strategic planning, franchise and brand development experience to our Board. As the only executive of the Corporation to serve on the Board, Mr. Haase also contributes a level of understanding of the Corporation not easily attainable by an outside director.

2020 PROXY STATEMENT | 3

Douglas G. Geoga

President and CEO, Salt Creek Hospitality, LLC

Independent Board Chair

Audit Committee Financial Expert

Past directorships: Carefree Communities LLC (Advisory Board Member); Kemper Corporation (Audit Committee and Investment Committee)

Skills and expertise: Lodging; operations; real estate development; finance; marketing; branding; corporate governance

Mr. Geoga has served as Chair of the Board of the Corporation since July 2013 and as Chair of the Board of Directors of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chair of our predecessor entities, ESH Hospitality Holdings LLC (“Holdings”) and ESH Strategies Holdings LLC (“Strategies Holdings”), from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. Mr. Geoga also serves as a consultant to Atlantica Investment Holdings Limited, which through affiliated companies is the second largest manager of hotels in Brazil. Since 2002, Mr. Geoga has served, and from November 2002 to December 2009, Mr. Geoga’s primary occupation was serving, as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, then both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects.

Mr. Geoga’s history as President of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

4 | 2020 PROXY STATEMENT

Kapila K. Anand

Retired Partner, KPMG

Independent Director

Audit Committee Financial Expert

Other directorships: Omega Healthcare Investors, Inc. (Audit Committee Chair), Elanco Animal Health Inc. (Audit Committee Chair, Finance Committee)

Non-profit boards: Rush University Medical Center, US Fund for UNICEF; Women Corporate Directors Education and Development Foundation (Lead Director)

Past directorships: KPMG LLP—Americas; KPMG LLP—U.S.; Franciscan Ministries; KPMG Foundation (Chair); Chicago Network (Chair)

Skills and expertise: Lodging; real estate; REITs; accounting; finance, risk management; corporate governance; internal controls over financial reporting

Ms. Anand has served as a director of the Corporation since July 2016 and as a director of ESH REIT since May 2017. Ms. Anand served as an audit partner and later an advisory partner at KPMG LLP from 1989 until her retirement in March 2016. Ms. Anand joined KPMG LLP in 1979 and served in a variety of roles in addition to her role as a partner, including the National Partner-in-Charge, Public Policy Business Initiatives (from 2008 to 2013) and segment leader for the Travel, Leisure, and Hospitality industry and member of the Global Real Estate Steering Committee (each from 2013 to 2016).

Ms. Anand’s extensive experience serving a diverse group of real estate, gaming, private equity and hospitality clients on numerous audit and advisory projects, including strategic planning, construction and development risk assessments, enterprise risk management, internal controls and corporate governance, brings to the Board a significant understanding of the financial, lodging, real estate and corporate governance issues and risks that affect the Corporation.

2020 PROXY STATEMENT | 5

Ellen Keszler

President and CEO, Clear Sky Associates

Independent Director

Audit Committee Financial Expert

Other directorships: Sojern, Inc., Travel and Transport, Inc.

Past directorships: PROS Holdings, Inc. (Audit Committee, Nominating and Corporate Governance Committee); North Texas Public Broadcasting (Finance Committee Chair); North Texas Public Broadcasting (Finance Committee Chair)

Skills and expertise: Distribution; technology; revenue management; travel and tourism; finance

Ms. Keszler has served as a director of the Corporation since February 2018. Ms. Keszler has served as the President and Chief Executive Officer of Clear Sky Associates, a management and strategy consulting firm focused on the technology and travel industries, since 2008. Previously, Ms. Keszler served as President of Travelocity Business from 2003 to 2007. From 2000 to 2003, Ms. Keszler served as Senior Vice President—North American Division of Sabre Travel Network. From 1987 to 2000, Ms. Keszler held various finance roles at Sabre Holdings, American Airlines and JCPenney. These functions included financial planning, strategic analysis, treasury, mergers and acquisitions, and financial operations. Additionally, she serves as an advisor to numerous travel technology startup companies.

Ms. Keszler’s extensive experience in technology, revenue management, customer engagement, and finance brings to the Board a significant understanding of issues and risks that affect the Corporation.

Jodie W. McLean

CEO and Director, EDENS

Independent Director

Audit Committee Financial Expert

Other directorships: International Council of Shopping Centers (Trustee); Wofford College Urban Land Institute (Trustee); Cushman & Wakefield plc; Federal Reserve Bank of Richmond

Skills and expertise: Real estate development; retail; consumer trends

Ms. McLean has served as a director of the Corporation since June 2017. Ms. McLean has served as the Chief Executive Officer of EDENS, a private commercial real estate company that develops, owns, and operates retail community shopping centers in primary markets across the country, since 2015. She joined EDENS in 1990 and has held various positions including Chief Investment Officer from 1997 to 2015 and also President from 2002 to 2015.

Ms. McLean’s extensive experience in consumer retail trends, customer engagement, real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

6 | 2020 PROXY STATEMENT

Thomas F. O’Toole

Executive Director of the Program for Data Analytics and Clinical Professor of Marketing, Kellogg School of Management at Northwestern University

Independent Director

Other directorships: Alliant Energy Corporation; LSC Communications, LLC

Past directorships: Pegasus Solutions, LLC

Skills and expertise: Lodging business; travel industry; revenue strategy, marketing; distribution; customer data analytics; customer loyalty; branding; information systems

Mr. O’Toole has served as a director of the Corporation since May 2017. Since September 2018 he has held the positions of Executive Director of the Program for Data Analytics and Clinical Professor of Marketing at the Kellogg School of Management of Northwestern University. He held the position of Senior Fellow and Clinical Professor of Marketing at Kellogg from November 2016 to September 2018. He has also served as a Senior Advisor to McKinsey & Company since January 2017.

Mr. O’Toole served as Chief Marketing Officer and Senior Vice President of United Airlines from January 2015 to December 2016, and President of MileagePlus Holdings, LLC from April 2012 to December 2016, of United Continental Airlines, Inc., a global air carrier. Mr. O’Toole joined United Airlines in 2010, serving as Senior Vice President, Marketing and Loyalty from 2012 to 2015, Chief Operating Officer of Mileage Plus Holdings, LLC from 2010 to 2012 and Chief Marketing Officer in 2010. At United Airlines, he was responsible for brand development, marketing, ancillary revenue, ecommerce, digital channels, loyalty, co-brand credit cards, customer data analytics and related functions. Prior to that, he served as an advisor with Diamond Management & Technology Consultants, a management and technology consulting firm, from 2009 to 2010. Mr. O’Toole served in various positions of increasing responsibility at Hyatt Hotels Corporation from 1995 to 2008, including as Chief Marketing Officer and Chief Information Officer from 2006 to 2008.

Mr. O’Toole’s extensive travel industry, hospitality and marketing experience in C-level positions brings to the Board a broad and deep understanding of the commercial, operational and strategic imperatives of running a large scale corporation in the travel industry and hospitality category.

2020 PROXY STATEMENT | 7

Richard F. Wallman

CFO, Honeywell International Inc. (Ret.)

Independent Director

Audit Committee Financial Expert

Other directorships: Roper Industries, Inc.; Charles River Laboratories International, Inc.; SmileDirectClub, Inc. (Audit and Compensation Committees); Wright Medical Group N.V. (Audit Committee)*

Past directorships: Boart Longyear Limited (Audit Committee Chair); Convergys Corporation

Skills and expertise: Corporate finance and accounting; corporate governance; internal controls over financial reporting

Mr. Wallman has served as a director of the Corporation since July 2013 and as a director of ESH REIT from November 2013 to May 2016. He previously served as a non-voting member of the board of managers of Holdings and Strategies Holdings from May 2012 to November 2013. Mr. Wallman served as the Chief Financial Officer and Senior Vice President of Honeywell International Inc., a provider of diversified industrial technology and manufacturing products, and its predecessor AlliedSignal, from March 1995 until his retirement in July 2003. Mr. Wallman has also served in senior financial positions with IBM and Chrysler Corporation.

Mr. Wallman’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect the Corporation. Mr. Wallman also serves on the boards of other diverse publicly held companies, which gives him a multi-industry perspective and exposure to developments and issues that impact the management and operations of a large scale corporation.

*Mr. Wallman has notified us that he intends to step down from the Wright Medical Group board upon completion of its sale, which is expected to occur in 2020.

8 | 2020 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that the Corporation is managed for the long-term benefit of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of NASDAQ, the stock exchange on which our Paired Shares are traded.

The Board directs and oversees the management of the business and affairs of the Corporation in a manner consistent with the best interests of the Corporation and its shareholders. In this oversight role, the Board serves as the ultimate decision-making body of the Corporation, except for those matters reserved to or shared with the Corporation’s shareholders.

We have adopted the Extended Stay America, Inc. Corporate Governance Guidelines (as amended from time to time, the “Corporate Governance Guidelines”), which provide a framework for the governance of the Corporation as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things:

>	the composition, structure and policies of the Board and its committees;

>	director qualification standards;

>	expectations and responsibilities of directors;

>	management succession planning;

>	the evaluation of Board performance;

>	our director resignation policy; and

>	principles of Board compensation.

The Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter.

The Corporate Governance Guidelines are posted on the investor relations section of our website at www.aboutstay.com. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee at least annually to ensure that they effectively promote the best interests of both the Corporation and the Corporation’s shareholders and that they comply with all applicable laws, regulations and NASDAQ requirements.

Stock Ownership Guidelines

To further align the interests of our independent directors and our shareholders, the Board has adopted stock ownership guidelines under which independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to three times annual cash compensation.

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Prohibition on Speculative Securities Transactions

Our Securities Trading and Disclosure Policy prohibits directors and executive officers from engaging in the following with respect to the Corporation’s securities:

>	short sales;

>	transactions in put options, call options or other derivative securities related to the Corporation’s securities, on an exchange or in any other organized market;

>

hedging or monetization transactions related to the Corporation’s securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and

>	holding the Corporation’s securities in a margin account or otherwise pledging the Corporation’s securities as collateral for a loan.

Code of Business Conduct and Ethics

We have adopted the Extended Stay America, Inc. Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer (our President and CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on the investor relations section of our website at www.aboutstay.com. If we amend or waive provisions of the Code of Business Conduct and Ethics with respect to such officers, we intend to disclose the amendment or waiver on our website.

Board of Directors and Director Independence

The Board consists of seven directors, all of whom have been nominated for re-election at the Annual Meeting. Our Second Amended and Restated Bylaws provide that directors are elected at the annual meeting of shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal.

The Corporate Governance Guidelines define an “independent” director in accordance with the NASDAQ corporate governance rules for listed companies and require the Board to review and make an affirmative determination as to the independence of each director at least annually. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Corporation and has not engaged in various types of business dealings with the Corporation or certain other related party transactions with the Corporation. Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the Board is also responsible for determining affirmatively, as to each independent director, that no material relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board broadly considers all relevant facts and circumstances, including information provided by the directors and the Corporation with regard to each director’s business and personal activities as they may relate to the Corporation and the Corporation’s management. The Board may delegate independence determinations to the Nominating and Corporate Governance Committee to the extent permitted by NASDAQ.

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Our Board has affirmatively determined that each of our directors other than Mr. Haase is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable rules of the SEC and NASDAQ.

Board Leadership Structure

We do not have a policy as to whether the role of the Board Chair and the Chief Executive Officer should be separate or combined. The Board may select its Chair and Chief Executive Officer in any way it considers to be in the best interests of the Corporation. At this time, in particular given the transition in our CEO position in 2019, we believe it is beneficial to separate the Chair and Chief Executive Officer in order to enhance the Chair’s oversight capability. Mr. Haase serves as our Chief Executive Officer and Mr. Geoga serves as Board Chair. The Board believes this leadership structure, which separates the Chair and Chief Executive Officer roles, is appropriate corporate governance for us at this time. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Haase and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant. If the Board determines that it is in the best interests of our shareholders to combine the positions of Chair and Chief Executive Officer, the independent directors will designate a Lead Independent Director.

Board Oversight of Risk Management

The Board oversees, and provides direction with respect to, management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Board and applicable committees periodically receive management reports on our business operations, financial results and strategic plans.

The Board delegates appropriate aspects of its oversight responsibility to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing, among other things, our financial statements, our internal audit, accounting and financial functions and reporting processes, including our systems of internal controls for financial reporting, our compliance with legal and regulatory requirements, our enterprise risk management framework, and our cybersecurity risk framework. In particular, the Audit Committee periodically reviews and discusses with management the internal audit function and the independent auditor, as applicable, our major financial risk exposure and the guidelines and policies that management has established with respect to risk assessment and risk management. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures. As part of the Committees’ reviews, our directors ask questions, offer insights and challenge management to continually improve its risk assessment and management. The Board has full access to management, as well as the ability to engage advisors in order to assist in its risk oversight role.

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The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for identifying individuals believed to be qualified to become directors and selecting, or recommending to the Board for its selection, the director nominees for the next annual meeting of shareholders or to fill vacancies or newly created directorships that may occur between such meetings, including reviewing and making recommendations to the Board whether members of the Board should stand for re-election. The Board then nominates candidates each year for election or re-election by shareholders or appoints new Board members to fill vacancies. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management and third-party sources. The Nominating and Corporate Governance Committee may, but is not required to, retain a search firm in order to assist it in identifying candidates to serve as directors of the Board. The Nominating and Corporate Governance Committee retained Spencer Stuart to assist with the transition of our CEO and President in 2019 and to assist with certain candidate searches into 2020. The Nominating and Corporate Governance Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee does not maintain a fixed set of qualifications for director nominees other than the minimum individual qualifications described below. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert” as that term is defined by SEC rules), and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Corporation’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the current size, composition and combined expertise of the Board and the extent to which a candidate would fill a present need on the Board. In particular, the Nominating and Corporate Governance Committee may consider the requirements that the members of the Board as a group maintain the requisite qualifications under the applicable NASDAQ listing standards for independence for the Board as a whole and for appointing individuals to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Although the Nominating and Corporate Governance Committee considers diversity of background and experiences, neither the Corporate Governance Guidelines nor the Nominating and Corporate Governance Committee Charter include a formal diversity policy.

The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Corporation’s business and structure.

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The Nominating and Corporate Governance Committee will consider candidates suggested by shareholders and will evaluate such candidates on a basis substantially similar to that which it uses to evaluate other nominees. Any shareholder who wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by submitting a recommendation in writing to the Chair of the Nominating and Corporate Governance Committee. See “Communications with the Board” below for how to communicate with the Chair of the Nominating and Corporate Governance Committee. Recommendations should include any information the shareholder believes would be helpful to the Nominating and Corporate Governance Committee in evaluating the candidate and must include information that would be required to be disclosed in a proxy statement soliciting proxies for the election of such candidate, including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as director if elected. If the Nominating and Corporate Governance Committee determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included on the proxy card for our next annual meeting in accordance with the procedures set forth in our Second Amended and Restated Bylaws. Shareholders may also directly nominate directors for election at the Corporation’s annual shareholders meeting by following the provisions set forth in our Second Amended and Restated Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider. See “Frequently Asked Questions—What is the deadline under our Second Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or to propose other matters to be considered at our 2021 annual meeting of shareholders?” for additional information.

Proxy Access Director Nominations

In addition to advance notice procedures, our Second Amended and Restated Bylaws also include provisions permitting, subject to certain specified terms and conditions, shareholders who have maintained continuous qualifying ownership of at least 3% of outstanding common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. Eligible shareholders who wish to nominate a proxy access candidate must follow the procedures described in our Second Amended and Restated Bylaws. Proxy access candidates and the shareholder nominators meeting the qualifications and requirements set forth in our Second Amended and Restated Bylaws will be included in the Corporation’s proxy statement and ballot. To be timely, an eligible shareholder’s proxy access notice must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, no earlier than 150 days and no later than 120 days before the one-year anniversary of the date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in our Second Amended and Restated Bylaws.

Meetings of the Board and Committees

During 2019, the Board held four regular meetings and four telephonic special meetings, in addition to taking various actions by unanimous written consent. During 2019, each incumbent director attended at least 75% of the total meetings of the Board held during the period in which he or she was a director and the total number of meetings held by all of the committees of the Board on which he or she served during the period of his or her service on the committee. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by

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telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who were then serving on the Board attended the 2019 annual shareholders meeting.

Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chair of executive sessions. Independent directors meet in an executive session that excludes management and affiliated directors, if any, at least once per year.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chair of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of the Corporation, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chair will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is composed solely of independent directors. Each committee operates under its own written charter approved by the Board, copies of which are available on the investor relations section of our website at www.aboutstay.com.

The following table shows the current membership of each committee of our Board and the number of meetings held by each committee during 2019:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Kapila K. Anand		Chair

Ellen Keszler	Member		Member

Jodie W. McLean	Member	Member

Thomas F. O’Toole		Member	Chair

Richard F. Wallman	Chair		Member

Number of 2019 Meetings†	8	4	4

†	During 2019, each committee also took actions by unanimous written consent.

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Audit Committee

The Audit Committee currently consists of Ms. Keszler, Ms. McLean, and Mr. Wallman. Mr. Wallman is the Chair of the Audit Committee. The Board has determined that each Audit Committee member qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and as “independent” as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the NASDAQ listing standards.

The principal duties and responsibilities of the Audit Committee are set forth in its written charter, and include, among other things, to oversee and monitor:

>	the integrity and adequacy of our auditing, accounting and financial reporting processes and internal control systems;

>	the quality and integrity of our financial statements;

>	the independence, qualifications and performance of our independent auditor;

>	the performance of our internal audit function;

>	our enterprise risk management framework and our policies and procedures for risk management; and

>	our compliance with legal, ethical and regulatory matters.

The Audit Committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions—Related Party Transaction Policy.” Additional information about the responsibilities of the Audit Committee and its activities during 2019 are also described in the Audit Committee Report contained in this Proxy Statement.

Compensation Committee

The Compensation Committee currently consists of Ms. Anand, Ms. McLean, and Mr. O’Toole. Ms. Anand is the Chair of the Compensation Committee. The Board has determined that each Compensation Committee member is “independent” as defined by the NASDAQ listing standards.

The principal duties and responsibilities of the Compensation Committee are set forth in its written charter, and include, among other things:

>	to establish and review our overall compensation philosophy;

>

to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and the executive’s performance in light of those established goals and objectives;

>	to review and approve executive compensation programs and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

>

to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of the Corporation;

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>	to review and make recommendations to the Board with respect to certain shareholder proposals regarding executive compensation;

>	to oversee the preparation of compensation disclosures required in accordance with the rules of the SEC; and

>	to provide regular reports to the Board and take such other actions as are necessary and consistent with governing law and the Corporation’s organizational documents.

The Compensation Committee has the authority to and does engage the services of independent advisors, experts and others to assist it from time to time. In accordance with this authority, the Compensation Committee has engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent compensation consultant, as described under “Executive Compensation—Compensation Discussion and Analysis—Our Decision Making Process.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Ms. Keszler, Mr. O’Toole, and Mr. Wallman. Mr. O’Toole is the Chair of the Nominating and Corporate Governance Committee. The Board has determined that each Nominating and Corporate Governance Committee member is “independent” as defined by the NASDAQ listing standards.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter, and include, among other things:

>	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

>	to make recommendations regarding candidates submitted by our shareholders;

>	to review the adequacy of the certificate of incorporation and bylaws and recommend to the board certain proposed amendments for consideration by the shareholders;

>	to periodically review the Corporate Governance Guidelines and the charter, composition and performance of each committee of the Board;

>	to make recommendations to the Board regarding Board governance matters and practices; and

>	to oversee the evaluation of the Board and management.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2019, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

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Director Compensation

At the Board’s regular meeting in May 2019, the Compensation Committee affirmed the existing director compensation program that provides the following:

Except as provided below, each independent director receives an annual cash retainer of $90,000 and an annual equity retainer with a value at grant of $100,000. Equity retainers are granted in restricted stock units that vest one year from the day of the grant.

The Chairs of the Board and of each Committee receive an additional cash retainer in the following amounts:

Chair	Additional cash retainer

Board	$ 25,000

Audit Committee	$ 15,000

Compensation Committee	$ 10,000

Nominating and Corporate Governance Committee	$ 7,500

The Board Chair does not receive any additional cash retainer to the extent he or she serves as a Committee Chair.

Mr. Haase, Mr. Geoga and Ms. Anand also serve on the Board of Directors of ESH REIT. Although the Boards of Directors of the Corporation and ESH REIT represent different interests, there is substantial overlap in the materials upon which the members of each Board of Directors rely in preparing for meetings and otherwise serving as directors. Recognizing that the incremental work required to serve on the second board is less than twice the effort of serving on a single board, Mr. Geoga and Ms. Anand each receive a total annual cash retainer of $120,000 and an annual equity retainer with a value at grant of $150,000 for their service on both Boards, the cost of which is split evenly between the Corporation and ESH REIT. The compensation paid to Ms. Anand and Mr. Geoga for serving as Committee or Board Chairs is not affected. Mr. Haase does not receive compensation for serving on the Board of Directors of the Corporation and ESH REIT.

The Compensation Committee previously adopted an amendment to the director compensation program permitting each director to receive the value of his or her cash retainers in Paired Shares.

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The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2019.

Director	Fees earned or paid in cash	Stock Awards(1)		All Other Compensation(2)	Total

Douglas G. Geoga	$—	$73,177	(3)	$85,000	$158,177

Kapila K. Anand	$70,000	$73,177	(4)	$—	$143,177

Ellen Keszler	$90,000	$97,564	(5)	$—	$187,564

Jodie W. McLean	$—	$97,564	(6)	$90,000	$187,564

Thomas F. O’Toole	$—	$97,564	(7)	$97,500	$195,064

Richard F. Wallman	$78,750	$97,564	(8)	$26,250	$202,564

Jonathan S. Halkyard(9)	$—	$—		$—	$—

Bruce N. Haase(10)	$—	$—		$—	$—

(1)

The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 15—Equity-Based Compensation to the audited consolidated financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2019 of the Corporation and ESH REIT.

(2)	The amounts included in the “All Other Compensation” column represent the fair value of shares issued in lieu of cash at the election of each Board member.

(3)

On May 30, 2019, Mr. Geoga was granted 4,225 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(4)

On May 30, 2019, Ms. Anand was granted 4,225 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(5)

On May 30, 2019, Ms. Keszler was granted 5,633 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(6)

On May 30, 2019, Ms. McLean was granted 5,633 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(7)

On May 30, 2019, Mr. O’Toole was granted 5,633 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(8)

On May 30, 2019, Mr. Wallman was granted 5,633 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(9)

Mr. Halkyard did not receive any compensation for services rendered during 2019 as a director of the Corporation. Mr. Halkyard’s compensation for services rendered as President and Chief Executive Officer of the Company is reported in the Summary Compensation Table.

(10)

Mr. Haase did not receive any compensation for services rendered during 2019 as a director of the Corporation. Mr. Haase’s compensation for services rendered as President and Chief Executive Officer of the Company is reported in the Summary Compensation Table, and compensation he received for services as a director of ESH REIT, prior to his appointment as the Company’s President and Chief Executive Officer, is reflected in ESH REIT’s Proxy Statement, which is appended to this Proxy Statement.

Actions in 2020

As a result of the COVID-19 pandemic and its related impact on the Company’s business operations, on April 3, 2020, the members of the Board of Directors of the Corporation agreed to a twenty percent (20%) reduction of their cash-based fees for the second quarter of 2020.

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proposal 2:

say-on-pay

2

Proposal No. 2

An advisory vote on the Corporation’s executive compensation.

Recommendation

The Board unanimously recommends that you vote “FOR” Proposal No. 2 to approve, on an advisory basis, the compensation paid to our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules.

Section 14A of the Exchange Act requires the Corporation to request shareholder approval, on an advisory basis, of the compensation paid to our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules. This proposal is commonly known as a “say-on-pay” proposal.

As part of the Compensation Committee’s efforts to ensure that the interests of our NEOs are aligned with those of our shareholders, the Compensation Committee considers the results of the Corporation’s prior shareholder advisory votes on executive compensation. Our most recent say-on-pay vote was held in 2019 and yielded an approval by 96.68% of the votes cast. The Committee considers these results to reflect substantial shareholder support of the Corporation’s executive compensation program, and has continued to consider shareholder feedback when reviewing, designing and implementing our executive compensation program.

The Compensation Discussion and Analysis (“CD&A”) beginning on page 22 of this Proxy Statement sets forth detailed information about our executive compensation program.

Our executive compensation program is designed to (i) attract, engage and retain a high quality workforce that helps achieve immediate and longer term success and (ii) motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives. We believe that our executive compensation program accomplishes these objectives while remaining strongly aligned with the long-term interests of our shareholders.

As an advisory vote, this proposal is not binding upon the Corporation. However, our Compensation Committee will continue to use shareholder feedback, both as expressed by your say-on-pay vote and as provided directly to us, as an important consideration in making future NEO compensation decisions.

The Board therefore recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of the Corporation approve, on an advisory basis, the compensation of the Corporation’s named executive officers for fiscal 2019, as disclosed within this Proxy Statement pursuant to the compensation disclosure rules of the Exchange Act (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, summary executive compensation tables and related narrative information contained in this Proxy Statement.

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EXECUTIVE OFFICERS

The following table sets forth, as of April 8, 2020, the name and age of our executive officers and the positions and offices they currently hold:

Name	Age	Position

Bruce N. Haase	59	President and Chief Executive Officer

Brian T. Nicholson	50	Chief Financial Officer

Kevin A. Henry	52	Executive Vice President and Chief Human Resources Officer

Christopher N. Dekle	48	General Counsel and Corporate Secretary

Howard J. Weissman	51	Corporate Controller and Chief Accounting Officer

Randolph H. Fox	59	Executive Vice President, Property Operations

Kelly Poling	43	Executive Vice President, Chief Commercial Officer

Michael L. Kuenne	44	Senior Vice President, Chief Customer Experience Officer

Nancy K. Templeton	54	Senior Vice President, Chief Information Officer

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 8, 2020:

Brian T. Nicholson has served as the Chief Financial Officer of the Corporation and ESH REIT since May 2018. Mr. Nicholson previously served as Chief Financial Officer of The Fresh Market, Inc. from September 2016 to May 2018, where he also served as Interim Chief Executive Officer from June 2017 to September 2017. From September 2015 to July 2016, Mr. Nicholson was the Executive Vice President and Chief Financial Officer of Driven Brands, Inc. From June 2012 to September 2015, Mr. Nicholson was the Vice President of Financial Planning & Analysis for the Corporation. He previously served in finance, strategy, and consulting roles for The Fresh Market, Inc. and ScottMadden, Inc.

Kevin A. Henry has served as Executive Vice President and Chief Human Resources Officer of the Corporation since August 2014. From December 2010 to August 2014, Mr. Henry served as Senior Vice President and Chief Human Resources Officer of Snyder’s-Lance, Inc., a national snack food company. From January 2010 to December 2010, he served as Chief Human Resources Officer of Lance, Inc. Prior to that, Mr. Henry served in a variety of positions at Coca-Cola Bottling Co. Consolidated, a beverage manufacturer and distributor, including as Chief Human Resources Officer from 2007 to 2010 and Senior Vice President of Human Resources from 2001 to 2007.

Christopher N. Dekle has served as General Counsel and Corporate Secretary of the Corporation and ESH REIT since June 2018. Mr. Dekle has previously served as Deputy General Counsel, Vice President and Assistant Secretary from October 2013 to June 2018. He previously served as General Counsel and Vice President from April 2010 to October 2013, as Assistant General Counsel from January 2007 to April 2010, and Corporate Counsel from July 2005 to December 2007 at HVM LLC. From 2003 to 2005, he was General Counsel for Employers Life Insurance Corporation. From 1997 to 2003, Mr. Dekle was in private practice.

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Howard J. Weissman has served as Chief Accounting Officer of the Corporation and ESH REIT and Corporate Controller of ESH REIT since May 2015 and Corporate Controller of the Corporation since November 2013. He previously served as Corporate Controller at HVM LLC from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

Randolph H. Fox has served as Executive Vice President, Property Operations of the Corporation since November 2019. He has more than 35 years of hotel business experience, including most recently as Chief Operating Officer of InTown Suites and Uptown Suites, an extended stay brand. He served as Executive Vice President of Operations for WoodSpring Hotels from 2012 to 2016. He earlier spent more than 12 years at Red Roof Inn, including as Senior Vice President of Operations from 2007 to 2012 and Regional Vice President of Operations from 1999 to 2007.

Kelly Poling has served as Executive Vice President, Chief Commercial Officer of the Corporation since January 2020. Ms. Poling was most recently Chief Executive Officer of Premier Worldwide Marketing, the exclusive worldwide representative for Karisma Hotels & Resorts, and previously served as Executive Vice President, Marketing and Consumer Revenue from 2017 to 2019. From 2014 to 2017, Ms. Poling served as Executive Vice President and Chief Marketing Officer for WoodSpring Hotels, and earlier in her career, spent seven years at Choice Hotels International, leading the corporate strategy, marketing and e-commerce teams.

Michael L. Kuenne has served as Senior Vice President – Chief Customer Experience Officer of the Corporation since February 2020. He oversees teams responsible for Quality Assurance, Guest Relations, & Brand Reputation, Brand Standards, Brand Programs, Training and Enterprise Procurement. Previously, Mr. Kuenne held multiple leadership positions in the Corporation’s Technology, Operations and Human Capital organizations. Prior to joining the Corporation, Mr. Kuenne held a leadership role in the Technology practice for The North Highland Company; a consultancy focused on Strategic Planning, Change Management and Operations efficiency. He also held multiple management positions with Wells Real Estate Funds, later listed as Piedmont Office Real Estate Trust, a diversified Class ‘A’ office REIT.

Nancy K. Templeton has served as Senior Vice President, Chief Information Officer of the Corporation since February 2020. Previously, Ms. Templeton held progressive leadership roles in the Corporation’s IT organization. Prior to joining the Corporation, Ms. Templeton spent 25 years at Belk, Inc., including in the role of Director of Merchandising Systems.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This CD&A explains our executive compensation program for our NEOs listed below. The CD&A also describes the process followed by the Compensation Committee for making pay decisions, as well as its rationale for specific decisions related to 2019 compensation.

2019 CD&A At-A-Glance
This year’s CD&A again reviews the objectives and elements of the Corporation’s executive compensation program and discusses the 2019 compensation earned by our NEOs. During 2019, we:
Successfully executed on the transition of our CEO	Seamlessly transitioned Mr. Haase into the role of President and CEO effective November 22, 2019
Continued shareholder-friendly policies	Continued to include double-trigger change-in-control vesting and clawback provisions in all 2019 equity grants
Maintained improved incentive plan structure	Continued to avoid performance measures that were duplicated in our incentive plans and maintained the weighting of relative Total Shareholder Return (rTSR) in our long-term plan

2019 saw important achievements for the Company and our shareholders, with the Company returning approximately $300 million to our shareholders through dividends and share repurchases and growth in our franchise and development program. More information about these actions, our 2019 business achievements, and the resulting compensation actions taken by the Compensation Committee are summarized in the following narrative.

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In 2019, our NEOs were:

Name	Title

Bruce N. Haase(1)	President and Chief Executive Officer

Kevin A. Henry	Executive Vice President and Chief Human Resources Officer

Brian T. Nicholson	Chief Financial Officer

James G. Alderman Jr.(2)	Former Chief Asset Merchant

Ames B. Flynn(3)	Former Executive Vice President, Shared Services

Jonathan S. Halkyard(4)	Former President and Chief Executive Officer

(1)	On November 21, 2019, the Board of Directors approved the appointment of Mr. Haase as President and Chief Executive Officer, effective November 22, 2019.

(2)	Mr. Alderman resigned from his position as Chief Asset Merchant on March 2, 2020, effective as of March 13, 2020.

(3)	Mr. Flynn’s employment with the Company ended on February 28, 2020.

(4)	Mr. Halkyard resigned from his position as President and Chief Executive Officer, effective November 21, 2019.

Executive Summary

2019 Say-On-Pay and Shareholder Outreach

Each year, we carefully consider the results of our shareholder say-on-pay vote from the preceding year. We also take into account the feedback we receive from our major shareholders. At our 2019 Annual Meeting of Shareholders, more than 96% of shares cast voted in favor of the advisory vote on executive compensation. We also view a continuing, constructive dialogue with our shareholders as crucially important to ensuring that we remain aligned with their interests. To this end, we speak to almost all of our top 25 shareholders at least annually, which represent approximately 60% of our outstanding shares. During 2019, our investor relations outreach extended to over 300 investor meetings and calls, which covered a broad range of topics including Company strategy and performance, governance and executive compensation. Overall, and consistent with our say-on-pay results, our shareholders are supportive of our executive compensation program and its direction. We will continue to keep an open dialogue with our shareholders to help ensure that we have a regular pulse on investor perspectives.

2019 CEO Compensation and CEO Transition Information

Mr. Halkyard entered into a separation letter agreement with the Corporation, pursuant to which Mr. Halkyard resigned as President and Chief Executive Officer and as a director of the Corporation, effective as of November 21, 2019. Pursuant to the separation letter agreement, Mr. Halkyard provided assistance and advisory services to the new President and Chief Executive Officer of the Corporation as an employee of the Corporation from November 22, 2019 through February 25, 2020. Mr. Halkyard’s equity-based awards continued to vest in accordance with their terms through February 25, 2020, on which date Mr. Halkyard’s employment with the Corporation ended. Mr. Halkyard was eligible to vest through the end of December 31, 2019 in respect of his performance-based restricted stock units granted in 2017, and his performance-based restricted stock units granted in 2018 and 2019 were forfeited on November 21, 2019.

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On November 21, 2019, the Board of Directors of the Corporation appointed Mr. Haase, who was serving at the time as a director of ESH REIT, as President and Chief Executive Officer of the Corporation and as a director of the Corporation, effective as of November 22, 2019. In connection with Mr. Haase’s appointment as President and Chief Executive Officer, the Corporation and ESH REIT and Mr. Haase entered into an offer letter, effective November 22, 2019, and he continues to serve as a director of ESH REIT. The offer letter provides that for the period commencing on November 22, 2019 through the end of December 31, 2021, Mr. Haase will be entitled to an annual base salary in cash at the rate of $100,000 per annum and receive a grant of restricted stock units in respect of 175,000 Paired Shares under the terms of the Amended and Restated Extended Stay Long Term Incentive Plan (“LTIP”). The restricted stock units (“RSUs”) will vest in respect of 7,000 Paired Shares on the last day of each calendar month beginning in December 2019 and ending in December 2021, subject to Mr. Haase’s continued employment on each vesting date. In the event that Mr. Haase’s employment is terminated by the Corporation without Cause (as defined in the LTIP) before the last day of the calendar month, then the 7,000 RSUs that would have vested in that calendar month will instead vest on a pro rata basis through Mr. Haase’s termination date. In addition, Mr. Haase will not participate in the annual bonus program in respect of 2019 service, nor in 2020 or 2021. Commencing in 2021, Mr. Haase will be eligible for equity-based grants pursuant to the LTIP in an amount determined by the Boards of Directors of the Corporation and ESH REIT or the Compensation Committees thereof. This compensation structure was designed by the Compensation Committee, with input from Mr. Haase, to emphasize performance-based compensation such that the value of Mr. Haase’s compensation package including the cash salary and grant date fair value of the Paired Share grant is approximately equal to the annual cash and annual bonus compensation of his predecessor, but because almost 98% of this value is in the form of Paired Shares, Mr. Haase will directly participate, in the same way as the Company’s shareholders, in any increase or decrease in the value of those Paired Shares. Both the Compensation Committee and Mr. Haase believe that this unique structure sets the appropriate tone and motivation for Mr. Haase during this initial phase of his tenure as the Company’s President and Chief Executive Officer. As described above, additional future incentives will be made available to Mr. Haase, generally beginning in 2021, based on the appropriate performance goals and strategic plans of the Company at that time. Mr. Haase participates in the standard package of employee benefits maintained by the Corporation’s subsidiary, ESA Management LLC (“ESA Management”) to provide employees, including the NEOs, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

Mr. Haase’s target compensation as set forth above, when compared to our peer group (which we describe under the section entitled “The Role of Peer Groups”), is in the 25th percentile, with 98% of his compensation package being payable in equity. Furthermore, this is a significant shift in compensation as compared to Mr. Halkyard’s 2019 target compensation, which was comprised of a $900,000 base salary, a target annual bonus opportunity of 100% of his base salary, and grant date fair value of equity of approximately $3,200,000. Mr. Halkyard’s target direct compensation, as compared to the target direct compensation for CEOs of our peer companies, was also in the 25th percentile, but only 65% of his compensation package was payable in equity.

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Each of Mr. Haase’s and Mr. Halkyard’s annualized compensation, as compared to the compensation for CEOs of our peer companies, was as follows (amounts shown in thousands):

*

The LTI portion of Mr. Haase’s compensation includes both the 175,000 restricted stock units granted in respect of his base compensation package and the 100,000 service-based restricted stock units granted on December 2, 2019.

Additional Executive Officer Transition Information

Mr. Alderman resigned from his position as Chief Asset Merchant of the Corporation and ESH REIT on March 2, 2020, effective as of March 13, 2020.

Mr. Flynn entered into a separation letter agreement with the Corporation on January 30, 2020 as a result of his position of Executive Vice President, Shared Services being eliminated on January 31, 2020. During the period from February 1, 2020 through February 28, 2020, Mr. Flynn served as an advisor to the Corporation. Mr. Flynn continued to serve in his role through February 28, 2020 under the terms and conditions of his pre-existing arrangements and during the transition services period, Mr. Flynn continued to receive his base salary, was eligible to receive a target annual bonus for 2019, and he continued to vest in his outstanding equity-based awards through February 28, 2020. Following his execution and non-revocation of a release of claims, Mr. Flynn is currently receiving the benefits provided under the Executive Severance Plan, which include cash severance, health plan benefit continuation and outplacement services.

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Compensation Practices & Policies

We believe our compensation practices and policies promote sound compensation governance and are in the best interests of our shareholders and executives:

We do have:	We don’t have:

Heavy emphasis on variable compensation	Significant perquisites

Performance-weighted long-term incentive awards	“Single-trigger” termination payments upon a change in control

Shareholder-centric stock ownership guidelines	Hedging of Corporation stock

Clawback provisions	Pledging of Corporation stock

Independent compensation consultant	Multi-year guarantees for salary increases

Regular risk assessments	Tax gross-ups on termination payments following a change in control

“Double-trigger” termination payments upon a change in control	Executive agreements

Annual reviews of share utilization

Executive Compensation Program Guidelines

Philosophy

The philosophy underlying our executive compensation program is to employ the best leaders in our industry to ensure we execute on our business goals, promote both short-and long-term profitable growth of the Corporation, and create long-term shareholder value. To this end, other than for our President and Chief Executive Officer whose compensation is substantially tied to the long-term value of the Company’s common stock (please see “2019 CEO Compensation and CEO Transition Information” for a discussion on the President and Chief Executive Officer’s compensation package), our program is grounded by the following guiding principles:

Pay for Performance	A significant portion of an NEO’s total compensation should be variable and dependent upon the attainment of certain specific and measurable annual and long-term business performance objectives.

Shareholder Alignment

NEOs should be compensated through pay elements (base salaries, annual and long-term equity incentives) designed to create long-term value for our shareholders, as well as foster a culture of ownership.

Attraction and Retention	The executive compensation program should enable the Corporation to attract highly-talented people with exceptional leadership capabilities and retain high-caliber talent.

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Elements of Compensation

Our compensation philosophy is supported by the following principal compensation elements:

Base salary	Base salary provides a predictable level of current income to provide the NEO with a certain amount of stability and assists the Corporation in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the NEOs for achieving critical, short-term financial performance goals, as well as achieving individual objectives.

Long-term equity-based awards

Grants of time-based and performance-based restricted stock units under the Amended and Restated Extended Stay America Long-Term Incentive Plan (the “Equity Incentive Plan”) provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support the Corporation’s retention strategy.

Participation in general employee benefit programs

A standard package of employee benefits is maintained by the Corporation’s subsidiary, ESA Management to provide employees, including the NEOs, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

Our Decision Making Process

The Role of the Compensation Committee

The Compensation Committee oversees the executive compensation program for our NEOs. The Committee consists entirely of independent non-employee members of the Board. The Committee works closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed at the investor relations section of our website at www.aboutstay.com.

The Committee makes all final compensation and equity award decisions regarding our NEOs. The Committee, together with management, also reviews our compensation practices and policies with regard to risk management and has determined that there are no policies or practices that are likely to lead to excessive risk-taking or have a material adverse effect on the Corporation.

The Role of Management

While only Committee members make decisions regarding executive compensation, at the request of the Committee, members of our senior management team typically attend meetings during which executive compensation, company and individual performance, and competitive compensation levels and practices are discussed and evaluated. The Committee also receives recommendations from the CEO regarding the compensation of our other executive officers, including the other NEOs. The CEO does not participate in the deliberations of the Committee regarding his own compensation.

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The Role of the Independent Consultant

Pursuant to authority granted to it under its charter, the Committee engages Pearl Meyer as its independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pearl Meyer reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC rules and has determined that work performed by Pearl Meyer does not create a conflict of interest.

The Role of Peer Groups

As part of our compensation philosophy, our executive compensation program is designed to attract, motivate and retain our NEOs in an increasingly competitive and complex talent market. As such, the Committee evaluates industry-specific and general market compensation practices and trends to ensure that our program remains appropriately competitive.

For all of the NEOs, cash compensation amounts have been set to provide a certain degree of financial security at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the annual incentive program has been designed to meaningfully reward strong annual Company performance in order to motivate participants to strive for the Company’s continued growth and profitability. In 2019, the compensation program continued to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies.

The Committee periodically considers publicly-available data for informational purposes when making its compensation-related decisions. However, market data is not the sole determinant of the Corporation’s practices or executive compensation levels. When determining base salaries and incentive opportunities for the NEOs, the Committee also considers the performance of the Corporation and the individual, the nature of an individual’s role within the Corporation, as well as experience and contributions in his or her current role.

Each year, with the support of Pearl Meyer, the Committee reviews the previous year’s peer group to ensure it remains valid for benchmarking purposes and makes adjustments as necessary to reflect changes in business strategy and circumstances (e.g. acquisitions or mergers).

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For purposes of setting compensation in 2018 for the 2019 calendar year, the Committee, based on recommendations from Pearl Meyer, approved the following Compensation Peer Group, which includes the eighteen c-corp peer companies and eleven REIT peer companies listed below.

C-Corp Peers	REIT Peers

Boyd Gaming Corporation	Apple Hospitality Trust, Inc.

Brinker International, Inc.	Ashford Hospitality Trust, Inc.

Cedar Fair, L.P.	DiamondRock Hospitality Company

Choice Hotels International, Inc.	Host Hotels & Resorts, Inc.

Churchill Downs Incorporated	LaSalle Hotel Properties(2)

Dave & Buster’s Entertainment, Inc.	MGM Growth Properties LLC

Dine Brands Global, Inc.	Park Hotels & Resorts, Inc.

Dunkin Brands Group, Inc.	RLJ Lodging Trust

Hilton Grand Vacations, Inc.	Ryman Hospitality Properties, Inc.

Hyatt Hotels Corporation	Sunstone Hotel Investors, Inc.

ILG, Inc.(1)	Xenia Hotels & Resorts, Inc.

Marriott Vacations Worldwide Company

Red Rock Reports, Inc.

SeaWorld Entertainment, Inc.

Six Flags Entertainment Corporation

The Wendy’s Company

Vail Resorts, Inc.

Wyndham Destinations, Inc.

(1)	In 2018, ILG, Inc. was acquired by Marriott Vacations Worldwide Company.

(2)	In 2018, LaSalle Hotel Properties was acquired by Pebblebrook Hotel Trust.

2019 Executive Compensation Program in Detail

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the NEO’s position, duties and experience, be reasonable relative to the other NEOs’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

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The Compensation Committee reviews the compensation of each of the NEOs each year, including base salary, and makes changes based on performance and a review of market compensation.

NEO	Salary Through May 4, 2019	Salary Adjustment %	Salary Adjustment $	Salary Effective May 4, 2019

Bruce N. Haase(1)	N/A	N/A	N/A	N/A

Kevin A. Henry	$460,000	3.00%	$13,800	$473,800

Brian T. Nicholson	$460,000	2.25%	$10,350	$470,350

James G. Alderman Jr.	$430,000	3.00%	$12,900	$442,900

Ames B. Flynn	$424,000	3.00%	$12,720	$436,720

Jonathan S. Halkyard	$900,000	3.00%	$27,000	$927,000

(1)

Mr. Haase was appointed to the position of Chief Executive Officer and President on November 22, 2019. Accordingly, his base salary is not reported on this table which otherwise reports the base salary changes approved for the NEOs on May 4, 2019.

Pursuant to the terms of Mr. Haase’s offer letter, effective as of November 22, 2019, his base compensation consists of cash in the amount of $100,000 per annum and a grant of 175,000 restricted stock units, which vest in respect of 7,000 Paired Shares on the last day of each calendar month beginning in December 2019 and ending in December 2021. The determination to grant to Mr. Haase equity-based payments as part of his base compensation was structured to tie his pay to the performance of the Company’s stock over time. The Company’s determination of the number of restricted stock units granted to Mr. Haase was based on the value of the per share price of the Company’s stock on or about the date that Mr. Haase was appointed as the Chief Executive Officer and President. The total value of his cash-based and equity-based base compensation payments is intended to equal the approximate value of Mr. Halkyard’s 2019 base salary amount.

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Annual Cash Incentive Awards

The 2019 Annual Incentive Program provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual award payouts depend on the achievement of pre-established performance objectives and can range from 0% to 200% of target award amounts. For 2019, each of Messrs. Halkyard, Nicholson, Henry, Flynn and Alderman was eligible to earn a target annual award equal to 100% of his annual base salary. Under the terms of his offer letter, Mr. Haase was not eligible to earn an annual award or an annual cash bonus for the 2019 performance period. The Committee also considered market data in setting the following threshold, target and maximum award opportunities for 2019:

			Annual Incentive Opportunity

NEO	Base Salary		Threshold (50% of Target)	Target	Maximum (200% of Target)

Bruce N. Haase	$100,000	(1)	N/A	N/A	N/A

Kevin A. Henry	$473,800		$236,900	$473,800	$947,600

Brian T. Nicholson	$470,350		$235,175	$470,350	$940,700

James G. Alderman Jr.	$442,900		$221,450	$442,900	$885,800

Ames B. Flynn	$436,720		$218,360	$436,720	$873,440

Jonathan S. Halkyard(2)	$927,000		$463,500	$927,000	$1,854,000

(1)

In addition to the cash-based portion of Mr. Haase’s base salary, Mr. Haase also was granted 175,000 restricted stock units, which vest in respect of 7,000 Paired Shares on the last day of each calendar month beginning in December 2019 and ending in December 2021, as further discussed under the “Base Salary” section above. Mr. Haase is not entitled to receive an award in respect of the Annual Incentive Program under the terms of his offer letter for 2019.

(2)	Mr. Halkyard did not receive a 2019 annual bonus in accordance with the terms of his separation letter agreement.

The CEO’s direct reports are eligible to earn bonuses in the range of 0% to 200% of their individual annual bonus target based on (1) the achievement of the Company’s 2019 Adjusted EBITDA goal and (2) the executive’s individual performance contributions toward the achievement of the Company’s 2019 Adjusted EBITDA goal. The Company must achieve the threshold Adjusted EBITDA for any annual cash incentive award to be paid.

The achievement of the Company’s 2019 Adjusted EBITDA goal represents 80% of the individual annual incentive award.

Individual performance, which represents 20% of the individual annual incentive award, was determined based on the executive’s individual performance as evaluated by the CEO and reviewed and approved by the Compensation Committee. The outcome of this assessment could have earned the executive from 0% to 200% of this portion of the executive’s annual bonus.

Adjusted EBITDA provides a useful measure of the Company’s financial performance and the ongoing operations of its business, since the adjustments exclude certain expenses that are not indicative of ongoing core operating results. Consistent with the Compensation Committee’s philosophy to set target

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payout levels such that the relative difficulty of achieving the goal is anticipated to be generally consistent from year to year, for 2019, the target Adjusted EBITDA performance level represented a 2.2% decrease over the pre-adjustment 2018 performance levels. Further, the target Adjusted EBITDA performance level reflects (when set) the expectations of the general economic and industry factors for the coming year and the results of management’s initiatives to improve the performance of the Company.

The following table summarizes the threshold, target and maximum Adjusted EBITDA goals, as well as actual results for fiscal 2019. Straight-line interpolation is applied for performance above threshold. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company, as defined in our combined annual report on Form 10-K for the year ended December 31, 2019.

Performance Measure	Threshold	Target	Maximum	Actual

Adjusted EBITDA (in millions)	$550	$586	$610	$535.1

Based on the above results and other adjustments, the Compensation Committee determined that the Company’s actual Adjusted EBITDA for purposes of determining achievement under the plan was $535.1 million, and therefore the threshold level of performance for this measure was not achieved and no awards were paid under this plan.

Transition-Related Bonuses

Given the efforts of certain executives throughout the year, their continued dedicated performance during the significant leadership transition during 2019, and their focus on creating long-term shareholder creation, in February 2020, the Compensation Committee approved special bonuses for certain of the executive officers, with values ranging from $265,740 to $284,280. Half (50%) of these bonuses were paid in cash and half (50%) of these bonuses were paid in time-based restricted stock, which will vest one year from the date of the grant, subject to continued employment on the vesting date. Under this arrangement, Messrs. Nicholson, Henry, and Alderman earned cash bonuses of $141,090, $142,140, and $132,870, respectively. Neither Mr. Halkyard nor Mr. Haase was eligible to receive a 2019 cash bonus under the terms of his separation letter agreement or offer letter agreement, respectively. Mr. Flynn did not receive an award under this arrangement. The 2019 discretionary bonuses were paid in February 2020 and the corresponding restricted stock units grants were also awarded in February 2020 based on the same value as the cash award.

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Equity Incentive Awards

Our NEOs are eligible for long-term equity incentives, all of which are issued under the terms of our Equity Incentive Plan, which is designed to provide incentives for NEOs to execute on longer-term financial/ strategic goals that drive shareholder value creation and support the Corporation’s retention strategy. To this end, our approach to long-term incentive compensation includes a combination of performance-based and time-vested equity awards. Vesting in connection with a change in control is on a “double-trigger” basis, meaning that an NEO must cease employment in connection with a change in control in order to be entitled to accelerated vesting. The following table summarizes grants made in 2019.

Type of Equity Award	Weighting	Description

Performance-Based Restricted Stock Units	50%	> The entire performance award vests based on rTSR against a group of peer companies over a three-year performance period.

Service-Based Restricted Stock Units	50%	> The service-based awards vest one-third per year over three years.

The table below shows the long-term incentive award values granted for fiscal 2019 for each of the NEOs (as presented in the Grants of Plan-Based Awards Table). Mr. Haase did not receive a grant of performance-based restricted stock units in 2019 because he was not an employee on the date that such awards were granted.

NEO	Performance-Based RSUs (rTSR) (50%)	Time-Based RSUs (50%)		Total Value

Bruce N. Haase	N/A(1)	$275,000	(2)	$3,987,500

Kevin A. Henry	13,805	$13,806		$449,370

Brian T. Nicholson	13,805	$13,806		$449,370

James G. Alderman Jr.	12,905	$12,905		$420,058

Ames B. Flynn	12,725	$37,725		$844,199

Jonathan S. Halkyard	96,038	$96,039		$3,126,054

(1)	Mr. Haase was not employed by the Company on the date on which performance-based RSUs were granted.

(2)	Represents both a grant of 175,000 service-based RSUs as part of Mr. Haase’s base pay and a grant of 100,000 service-based restricted stock units in each case made on December 2, 2019.

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Relative Total Shareholder Return Grants

rTSR: 2019-2021 Performance Cycle. The performance-based restricted stock units granted in 2019 are subject to rTSR targets (“rTSR RSUs”) and are eligible to vest at the end of a three-year performance period based on the rTSR of the Company as compared to the results of a specific peer group (see list below) during the three-year performance period. Payouts can range from 0% to 150% based on the Company’s TSR achievement versus that of the peer group. If the Company’s TSR is negative, the maximum payout is limited to 100%.

Performance Level	Performance Ranking	Paired Shares Earned as a Percentage of Target

< Threshold	< 35th percentile	0%

Threshold	35th percentile	50%

Target	Median	100%

Maximum	75th percentile	150%

*	Straight-line interpolation is applied for performance between threshold and target, and target and maximum, subject to a maximum payout of 100% if the Company’s TSR is negative.

With respect to the rTSR RSUs granted in 2019, the specific comparator group consisted of the following 16 companies: Ashford Hospitality Trust, Braemar Hotels & Resorts Inc., Chatham Lodging Trust, Chesapeake Lodging Trust, Choice Hotel International, DiamondRock Hospitality, Hersha Hospitality Trust, Hilton Worldwide Holdings, Host Hotels and Resorts, Hyatt Hotels, Marriott International, RLJ Lodging Trust, Service Properties Trust (f/k/a Hospitality Properties Trust), Summit Hotel Properties, Sunstone Hotel Investors, and Wyndham Destinations (f/k/a Wyndham Worldwide).

Achievement of Vesting for Prior Year Awards

As described above, for 2018 and 2019 equity award grants, 100% of the performance-based portion of long-term incentive compensation vests based on achievement of a three-year rTSR performance period.

Prior to 2018, our NEOs were granted performance-based restricted stock units subject to (i) Adjusted EBITDA performance goals (“EBITDA RSUs”) (which constituted 35% of the total number of the restricted stock units granted), one-third of which were scheduled to vest each year over a three-year period subject to annual Adjusted EBITDA goals and (ii) rTSR targets (which constituted 35% of the total number of restricted stock units granted), which are scheduled to vest at the end of a three-year performance period based on the rTSR of the Company as compared to the results of a specific peer group selected for the year in which the award is granted.

Following the 2019 performance period, the Committee determined that based on Adjusted EBITDA for performance measure results of $535.1 million for the 2019 performance period, 0% of the target was earned for the last outstanding tranche of the EBITDA RSUs granted in 2017. Accordingly, the last tranche of the 2017 outstanding EBITDA RSUs did not vest.

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The Committee also determined that the rTSR RSUs granted in 2017 vested as to 70.6%, which measured performance as compared against the relevant peer group over the three-year period of 2017 through 2019. Accordingly, 70.6% of the 2017 rTSR RSU awards vested and the rTSR RSUs granted in 2018 and 2019 remain outstanding and eligible to vest at the end of their respective performance periods.

Vested Over the 2019 Annual Performance Period

NEO	2017 rTSR RSUs(1)

Bruce N. Haase	N/A

Kevin A. Henry	6,310

Brian T. Nicholson	N/A

James G. Alderman Jr.	5,981

Ames B. Flynn	4,958

Jonathan S. Halkyard	8,512

(1)	Neither Mr. Haase nor Mr. Nicholson were employed by the Company on the date on which the 2017 rTSR RSUs awards were granted.

Other Practices, Policies and Guidelines

Stock Ownership Guidelines

Because we believe holding equity interests in the Corporation will discourage executives and members of our Board from taking excessive business risks, we maintain stock ownership guidelines to encourage our key executives to own stock at least equal in value to a multiple of base salary as follows: the Chief Executive Officer, five times; the Chief Financial Officer, four times; and each of our other NEOs, three times. Shares that count towards satisfaction of these stock ownership guidelines generally include shares owned by the participant, vested restricted stock units, and unvested time based restricted units. Our NEOs generally have a five-year period to meet the holding requirements from the date they first become subject to the guideline. As of December 31, 2019, each of our NEOs had met or was within his prescribed five-year period to meet the holding requirements.

Prohibition on Speculative Transactions in Company Securities

We prohibit the NEOs, other executive officers, and our directors from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, the Corporation prohibits our NEOs from entering into transactions that include (without limitation) equity swaps or short sales of our securities and hedges or monetization transactions involving Company securities that are designed to hedge or offset any decrease in the market value of securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on Company securities is prohibited under this policy. NEOs, other executive officers, and our directors are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

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Clawback Policy

Effective January 1, 2018 we implemented a clawback policy that covers all NEOs. The policy provides, among other things, that in the event of fraud or other intentional misconduct that necessitates a restatement of the Corporation’s financial results (including, without limitation, any accounting restatement due to material noncompliance with any financial reporting requirement), the Board has the discretion to require NEOs to reimburse the Corporation with any share-based or bonus compensation that had been previously paid but was in excess of what would have been earned under the results reflected in the restated financial statements.

Benefit Programs

The Corporation offers executive officers, including the NEOs, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan. Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial three-year service period. Each of the NEOs participates in the 401(k) Plan. Effective June 9, 2016, ESA Management sponsors the ESA Management, LLC Deferred Compensation Plan, in which each of our NEOs may participate. For a summary of the participation by our NEOs in this plan, see “Deferred Compensation Plan.”

Perquisites

We provide limited perquisites to our NEOs when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina when they joined the Company.

Termination Arrangements

Each of the NEOs is entitled to severance benefits as a participant under the Executive Severance Plan. In addition, each of the NEOs is entitled to benefits upon a change in control pursuant to their equity award agreements. Each of these is described under “Potential Payments Upon Termination or Change in Control.”

Reimbursement by ESH REIT

Certain of our NEOs provide services to ESH REIT pursuant to the terms of a services agreement between the Corporation, ESA Management, and ESH REIT (the “Services Agreement”). Pursuant to the Services Agreement, certain employees of ESA Management, including its executive officers, may provide services to ESH REIT, subject to ESH REIT’s reimbursement, at cost, for the amount of any direct or indirect expenses incurred by ESA Management in connection with the provision of the services of such personnel.

The Services Agreement provides that ESH REIT, the Corporation and ESA Management agree to allocate fairly and reasonably between them any overhead costs and expenses, including, without limitation, facility costs, which include costs for rental of space, legal and accounting expenses, travel expenses, costs of technical and communication support, and shared administration and other similar expenses. With respect to the compensation of our NEOs who provide services to ESH REIT, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the NEOs. Personnel costs include all compensation costs incurred by ESA Management or the Corporation in

36 | 2020 PROXY STATEMENT

connection with the employment by ESA Management of our NEOs, including, without limitation, salary, incentive compensation, any profit sharing, 401(k) and deferred compensation plans, medical and other insurance, fringe benefits, severance costs, employment taxes and other similar employment expenses, and all costs relating to awards under the Equity Incentive Plan. The allocation is expressed as a percentage of the NEO’s total working time, calculated based on the time dedicated by each of our NEOs to ESH REIT. The allocations are mutually determined by ESH REIT, the Corporation and ESA Management on a commercially reasonable basis and may be determined on a calendar year, calendar quarter or other period basis.

For the 2019 fiscal year, ESH REIT, the Corporation and ESA Management determined that the amounts owed by ESH REIT to ESA Management in respect of services provided by our NEOs to ESH REIT were as follows: (i) Mr. Haase, $30,000; (ii) Mr. Halkyard, $0.4 million; (iii) Mr. Nicholson, $0.3 million; and (iv) Mr. Alderman, $0.4 million. ESH REIT did not reimburse ESA Management for any expenses incurred for Mr. Henry or Mr. Flynn. Amounts reported in the Summary Compensation Table include the amounts paid to each NEO by ESA Management and the Corporation in respect of 2019, and include the amounts reimbursed by ESH REIT.

Actions in 2020

Following a review of the overall executive compensation package of each of our NEOs, the Compensation Committee determined that it was appropriate for Mr. Haase, Mr. Nicholson, Mr. Alderman, and Mr. Henry to receive grants of restricted stock units, which were approved by the Compensation Committee on February 6, 2020 pursuant to the Equity Incentive Plan.

As a result of the COVID-19 pandemic and its related impact on the Company’s business operations, on April 4, 2020, all the NEOs other than Mr. Haase agreed to a twenty percent (20%) reduction of her or his base salary for the period of April 4, 2020 through June 26, 2020. In addition, Mr. Haase has agreed to a twenty percent (20%) reduction of his base salary for the remainder of the 2020 calendar year.

Impact of Tax Consideration on Compensation

Prior to January 1, 2018, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limited the Corporation’s deduction for compensation paid to the NEOs named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan was structured so that awards of stock options, stock appreciation rights and certain performance awards would be granted in a manner that satisfied the exception under Section 162(m) of the Code for qualified “performance-based compensation,” and similarly, the Extended Stay America, Inc. Annual Incentive Plan was structured so that annual performance-based incentive awards made thereunder would also satisfy the exception under Section 162(m). However, although the Compensation Committee considered the impact of Section 162(m) of the Code in making its past compensation decisions, it believed the tax deduction was only one of several relevant considerations in setting compensation. Accordingly, if it deemed it appropriate to provide compensation that did not constitute qualified performance-based compensation, the Compensation Committee would do so and, in such event, certain portions of compensation paid to the NEOs may not have been deductible for federal income tax purposes by reason of Section 162(m) of the Code.

2020 PROXY STATEMENT | 37

As a result of the Tax Cuts & Jobs Act passed at the end of 2017, the exception for performance-based compensation under Section 162(m) has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Under the new rules and applicable regulations, except for grandfathered amounts, compensation paid to our NEOs in excess of $1 million will not be tax deductible.

Report of the Compensation Committee of the Board

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Kapila K. Anand, Chair

Jodie W. McLean

Thomas F. O’Toole

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Summary Compensation Table

The following table sets forth the portion of compensation paid to the NEOs that is attributable to services performed during the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017.

Name and Principal Position	Year	Salary(1)		Bonus		Stock Awards(2)			Non-Equity Incentive Plan Compensation		All Other Compensation			Total

Bruce N. Haase President and Chief Executive Officer	2019		$6,154		$—		$3,987,500			$—		$1,185	(3)		$3,994,839

Kevin A. Henry Executive Vice President and Chief Human Resources Officer	2019 2018 2017	$ $ $	467,962 460,000 445,600	$ $ $	— — —	$ $ $	449,370 1,152,872 455,721		$ $ $	142,140 342,792 391,682	$ $ $	81,670 92,343 10,896	(4)	$ $ $	1,141,142 2,048,006 1,303,899

Brian T. Nicholson Chief Financial Officer	2019 2018	$ $	465,971 460,000	$ $	40,000 —	$ $	449,370 294,000		$ $	141,090 188,701	$ $	4,847 2,377	(5)	$ $	1,101,278 945,078

James G. Alderman Jr. Former Chief Asset Merchant	2019 2018 2017	$ $ $	437,442 430,000 418,000	$ $ $	— — —	$ $ $	420,058 394,801 1,042,665		$ $ $	132,870 320,436 367,422	$ $ $	29,708 56,530 63,025	(6)	$ $ $	1,020,078 1,201,767 1,891,112

Ames B. Flynn Former Executive Vice President, Shared Services	2019 2018 2017	$ $ $	431,338 424,000 400,000	$ $ $	— — —	$ $ $	844,199 377,794 428,310		$ $ $	— 292,560 318,728	$ $ $	58,448 78,416 40,657	(7)	$ $ $	1,333,985 1,172,770 1,187,695

Jonathan S. Halkyard Former President and Chief Executive Officer	2019 2018 2017	$ $ $	854,965 900,000 600,000	$ $ $	— — —	$ $ $	3,126,054 3,258,904 614,689	(8)	$ $ $	— 611,000 522,400	$ $ $	109,515 101,432 29,992	(9)	$ $ $	4,090,534 4,871,336 1,767,081

(1)

Mr. Haase’s salary reported in this table represents a prorated amount of his $100,000 cash-based annual base salary for the period commencing on November 22, 2019. For each of Messrs. Henry, Nicholson, Alderman, Flynn and Halkyard, the amounts reported in this table reflect their base salary received through May 4, 2019 and their salary increase on May 4, 2019 through the end of the fiscal year, except in the case of Mr. Halkyard whose amount reflects his base salary received as of his departure on November 21, 2019.

(2)

The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 15—Equity-Based Compensation to the audited consolidated financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2019 of the Corporation and ESH REIT.

(3)

This amount includes $1,185 in perquisites for cost of travel to and from Charlotte, North Carolina. All amounts paid to Mr. Haase as a director of ESH REIT, prior to his appointment as the Company’s President and Chief Executive Officer are reported “Director Compensation” in ESH REIT’s Proxy Statement.

(4)

This amount includes (i) $65,481 in distributions received with respect to Paired Shares received following settlement of Mr. Henry’s vested restricted stock units, (ii) $11,712 in matching contributions made to the 401(k) Plan on behalf of Mr. Henry, (iii) $4,294 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Henry and (iv) $183 in long-term disability costs paid by the Corporation.

(5)	This amount includes (i) $4,664 in matching contributions made to the 401(k) Plan on behalf of Mr. Nicholson and (ii) $183 in long-term disability costs paid by the Corporation.

(6)

This amount includes (i) $12,227 in distributions received with respect to Paired Shares received following settlement of Mr. Alderman’s vested restricted stock units, (ii) $8,759 in matching contributions made to the 401(k) Plan on behalf of Mr. Alderman, (iii) $8,539 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Alderman and (iv) $183 in long-term disability costs paid by the Corporation.

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(7)

This amount includes (i) $41,208 in distributions received with respect to Paired Shares received following settlement of Mr. Flynn’s vested restricted stock units, (ii) $8,637 in matching contributions made to the 401(k) Plan on behalf of Mr. Flynn, (iii) $8,420 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Flynn and (iv) $183 in long-term disability costs paid by the Corporation.

(8)	This amount includes 96,038 performance-based shares with a grant date fair value of $1,474,183, which were forfeited on November 21, 2019.

(9)

This amount includes (i) $96,832 in distributions received with respect to Paired Shares received following settlement of Mr. Halkyard’s vested restricted stock units, (ii) $12,500 in matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (iii) $183 in long-term disability costs paid by the Corporation.

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Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31, 2019. The estimated possible payouts of the non-equity incentive plan awards in 2019 and the performance measures used to calculate such awards are discussed above in the section entitled “Annual Cash Incentive Awards.”

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards						Estimated Possible Payouts Under Equity Incentive Plan Awards

Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)		All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Paired Shares of Stock or Units ($)

Bruce N. Haase	12/2/2019 12/2/2019	$ $	— —	$ $	— —	$ $	— —	— —	— —	— —		175,000 100,000	(1) (2)	$ $	2,537,500 1,450,000

Kevin A. Henry	2/7/2019 2/7/2019	$ $	— —	$ $	— —	$ $	— —	— 6,903	— 13,805	— 20,708	(3)	13,806 —	(4)	$ $	237,463 211,907	(5)

Brian T. Nicholson	2/7/2019 2/7/2019	$ $	— —	$ $	— —	$ $	— —	— 6,903	13,805	20,708	(3)	13,806	(4)	$ $	237,463 211,907	(5)

James G. Alderman Jr.	2/7/2019 2/7/2019	$ $	— —	$ $	— —	$ $	— —	— 6,453	— 12,905	— 19,358	(3)	12,905 —	(4)	$ $	221,966 198,092	(5)

Ames B. Flynn	2/7/2019 2/7/2019	$ $	— —	$ $	— —	$ $	— —	— 6,363	— 12,725	— 19,088	(3)	37,725 —	(4)	$ $	648,870 195,329	(5)

Jonathan S. Halkyard	2/7/2019 2/7/2019	$ $	— —	$ $	— —	$ $	— —	— 48,019	— 96,038	— 144,057	(3)	96,039 —	(4)	$ $	1,651,871 1,474,183	(5)

(1)

Represents grant of service-based restricted stock units made on December 2, 2019. Under the terms of the award agreement, 7,000 restricted stock units vested on each of December 31, 2019, January 31, 2020, February 29, 2020 and March 31, 2020 and 7,000 restricted stock units are scheduled to vest on the last day of each calendar month beginning on April 30, 2020 and ending on December 31, 2021.

(2)

Represents grant of service-based restricted stock units made on December 2, 2019. Under the terms of the award agreement, one-third of the restricted stock units are scheduled to vest on each of November 22, 2021, November 22, 2022 and November 22, 2023.

(3)

Represents grant of performance-based restricted stock units made on February 7, 2019 with market vesting conditions. Under the terms of the award agreement, the restricted stock units are scheduled to vest on December 31, 2022, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the total shareholder return of a Paired Share relative to the total shareholder return of other publicly traded lodging companies identified in the award agreement.

(4)

Represents grant of service-based restricted stock units made on February 7, 2019. Under the terms of the award agreement, one-third of the restricted stock units vested on February 7, 2020 and one-third of the restricted stock units are scheduled to vest on each of February 7, 2021 and February 7, 2022. Messrs. Alderman, Flynn and Halkyard have each forfeited the last two tranches of the service-based restricted stock units granted in 2019, in connection with the termination of their employment.

(5)

Grant date fair value of restricted stock units with market vesting conditions assumes that awards will vest at target. If highest levels of market conditions are achieved, grant date fair value would be higher.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the NEOs as of the fiscal year ended December 31, 2019.

Name	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights That Have Not Vested(2)

Bruce N. Haase	268,000	(4)	$3,982,480	—	$—

Kevin A. Henry	48,955	(5)	$727,471	25,202(6)	$374,502

Brian T. Nicholson	23,806	(7)	$353,757	13,805	$205,142

James G. Alderman Jr.	57,451	(8)	$853,722	23,595(9)	$350,622

Ames B. Flynn	46,549	(10)	$691,718	22,955(11)	$341,111

Jonathan S. Halkyard	159,071	(12)	$2,363,795	—(13)	$—

(1)

Vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date, except that 168,000 of Mr. Haase’s restricted stock units issued in respect of his base pay package will be settled in the manner described in footnote 6 to this table.

(2)	As of December 31, 2019, the fair market value of a Paired Share was $14.86.

(3)

The number of Paired Shares included in this column includes the target number of restricted stock units subject to vesting based on total shareholder return as described in the Grants of Plan-Based Awards Table.

(4)

Mr. Haase’s service-based restricted stock units are scheduled to vest as follows: (i) 33,334 on November 22, 2020; (ii) 33,333 on November 22, 2021; (iii) 33,333 on November 22, 2022; and (iv) 7,000 on the last day of each calendar month beginning in January 2020 and continuing through and including December 2021. With respect to Mr. Haase’s base pay package, 7,000 of Mr. Haase’s restricted stock units, which vested in December 2019 and are not included in this column, and 21,000 of Mr. Haase’s restricted stock units, which vested in January, February and March 2020 and are included in this column, will be settled upon the earliest of (1) the termination of Mr. Haase’s employment for any reason, (2) a Change in Control (as defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan), but only if such Change in Control constitutes a “change in the ownership or effective control” or a “change in ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code or (3) March 15, 2022.

(5)

Mr. Henry’s service-based restricted stock units are scheduled to vest as follows: (i) 4,601 on February 7, 2021; (ii) 16,298 on February 23, 2021; and (iii) 4,601 on February 7, 2022. 23,455 of Mr. Henry’s restricted stock units, which vested in February 2020, were settled on March 13, 2020.

(6)

For Mr. Henry, the restricted stock units included in this column exclude 6,310 shares that vested at 70.6% of the total amount granted based on relative total shareholder return, which were settled on March 13, 2020.

(7)

Mr. Nicholson’s service-based restricted stock units are scheduled to vest as follows: (i) 5,000 on May 15, 2020; (ii) 4,601 on February 7, 2021; (iii) 5,000 on May 15, 2021; and (iv) 4,601 on February 7, 2022. 9,604 of Mr. Nicholson’s restricted stock units, which vested in May 2019 and February 2020, were settled on March 13, 2020.

(8)

45,286 of Mr. Alderman’s restricted stock units, which vested in February 2020, were settled on March 13, 2020. Mr. Alderman’s 12,165 remaining service-based restricted stock units were forfeited on March 13, 2020, the effective date of Mr. Alderman’s resignation.

(9)

For Mr. Alderman, the restricted stock units included in this column were forfeited on March 13, 2020, the effective date of Mr. Alderman’s resignation, and exclude 5,981 shares that vested at 70.6% of the total amount granted based on relative total shareholder return, which were settled on March 13, 2020.

(10)

17,992 of Mr. Flynn’s restricted stock units, which vested in February 2020, were settled on March 13, 2020. Mr. Flynn’s 28,557 remaining service-based restricted stock units were forfeited on February 28, 2020 under the terms of Mr. Flynn’s separation agreement.

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(11)

For Mr. Flynn, the restricted stock units included in this column were forfeited on February 28, 2020 under the terms of Mr. Flynn’s separation agreement and exclude 4,958 shares that vested at 70.6% of the total amount granted based on relative total shareholder return, which were settled on March 13, 2020.

(12)

65,253 of Mr. Halkyard’s restricted stock units, which vested in February 2020, were settled on March 13, 2020. Mr. Halkyard’s 93,818 remaining service-based restricted stock units were forfeited on February 25, 2020 under the terms of Mr. Halkyard’s separation agreement.

(13)

For Mr. Halkyard, the restricted stock units included in this column exclude 8,512 shares that vested at 70.6% of the total amount granted based on relative total shareholder return, which were settled on March 13, 2020.

2020 PROXY STATEMENT | 43

Stock Vested or Settled

The following table summarizes the vested or settled Paired Shares acquired by each of the NEOs during the fiscal year ended December 31, 2019.

	Stock Awards

Name	Number of Paired Shares Acquired on Vesting (#)	Value Realized on Settlement or Vesting ($)(1)

Bruce N. Haase	7,000	$103,320(2)

Kevin A. Henry	28,554	$448,878

Brian T. Nicholson	5,000	$ 35,600

James G. Alderman Jr.	11,966	$151,272

Ames B. Flynn	13,039	$182,052

Jonathan S. Halkyard	46,323	$747,253

(1)	Represents the settlement date fair value of the Paired Shares received in settlement of vested restricted stock units granted under the Equity Incentive Plan, except as otherwise noted.

(2)

Represents the vesting date fair value of the 7,000 restricted stock units in respect of Mr. Haase’s base pay package that vested on December 31, 2019. These restricted stock units settle upon the earliest of (1) the termination of Mr. Haase’s employment for any reason, (2) a Change in Control (as defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan), but only if such Change in Control constitutes a “change in the ownership or effective control” or a “change in ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code or (3) March 15, 2022.

Deferred Compensation Plan

The following table summarizes participation by our NEOs in our defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified:

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY(1)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions(2)	Aggregate Balance at Last FYE

Bruce N. Haase	$—	$—	$—	$—	$—

Kevin A. Henry	$60,873	$4,294	$14,369	$—	$116,417

Brian T. Nicholson	$—	$—	$—	$—	$—

James G. Alderman Jr.	$26,276	$8,539	$16,711	$—	$124,088

Ames B. Flynn	$108,699	$8,420	$72,256	$—	$481,673

Jonathan S. Halkyard	$—	$—	$8,952	$—	$63,109

(1)	Amounts included in this column are also reflected in “All Other Compensation” as reported in the Summary Compensation Table.

(2)	Withdrawals and distributions permitted after a minimum of two years after enrollment.

Our nonqualified deferred compensation plan provides an opportunity for NEOs and other eligible associates to increase savings and retirement accumulation on a tax-advantaged basis, beyond the limits of the Company’s 401(k) plan. The plan allows participants to defer (i) up to 50% of annual compensation from base compensation and up to 100% of annual compensation from earned incentive bonus, and (ii) any 401(k) plan contributions returned as a result of any failure of the 401(k) plan to pass

44 | 2020 PROXY STATEMENT

non-discrimination testing. The plan provides an alternative method for participants to save and invest on a pretax basis and utilize a diverse choice of investment options.

The Company matches 50% of base salary deferrals for the first 6% of base salary deferred. Match contributions are capped at the lesser of (i) 3% of base salary or (ii) amounts deferred beyond $280,000 of a participant’s total annual compensation.

Distributions can be made upon separation from service, unforeseeable emergency, disability or death, or an in-service specified date. Distribution timing is elected by the plan participant at the time of enrollment. The participant selects investment funds from a broad range of options. Earnings and losses on each account are determined based on the performance of the investment funds selected by the participant.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our NEOs as of December 31, 2019. As of such date, each of our NEOs was subject to the terms of the Executive Severance Plan.

Executive Severance Plan

The Executive Severance Plan provides that in the event a participant with the title of Executive Vice President or above is terminated without Cause or by the participant for Good Reason, the participant shall be entitled to the following payments and benefits (collectively, the “Severance Plan Benefits”), subject to execution and delivery of a release of claims:

>

a cash payment equal to the sum of (A) 1.0 x annual base salary in effect immediately prior to the date of termination, and (B) 1.0 x target annual bonus for the year in which termination occurs, payable in a single lump sum within sixty (60) days following the date of termination (for the CEO, 1.5 x in both instances);

>

continued eligibility to participate in ESA Management’s group health plans pursuant to COBRA, provided, that, for 12 months following the date of termination, the participant shall be responsible for the payment of the portion of the costs associated with such health coverage continuation equal to the amount paid by an active employee for similar coverage and ESA Management shall pay the balance of the cost for such coverage, provided, further, that ESA Management’s obligation to pay such balance shall cease if the participant becomes eligible to receive group health benefits under a program of a subsequent employer or otherwise; and

>	payment for executive outplacement services provided by a firm to be determined by ESA Management in its sole discretion for a period of six months following the date of termination.

Pursuant to the Executive Severance Plan, each of our NEOs is bound by perpetual confidentiality and non-disparagement restrictions, and non-solicitation and non-competition restrictions that extend for the one-year period following a termination by ESA Management without Cause or by the participant for Good Reason.

Equity Awards

In the event of a termination of employment for any reason, all unvested time-based RSUs and unvested performance-based RSUs generally shall be forfeited without consideration as of the date of such termination, subject to treatment upon or in connection with a Change in Control, as set forth below.

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With respect to RSUs granted since 2018, in the event the grantee’s employment is terminated without Cause (x) and a Change in Control occurs within the Pre-CIC Period (as defined below), the NEO’s unvested time-based RSUs and unvested rTSR RSUs shall become fully vested upon such Change in Control; and (y) on the date of or during the two-year period following a Change in Control, all unvested Time-Based RSUs and unvested rTSR RSUs shall become vested on the date of such termination (with respect to each of (x) and (y), the rTSR RSUs to become vested at the target performance level). The “Pre-CIC Period” is the period beginning on the date the NEO is terminated without Cause and ending on the earlier of (i) the date that is six months following such termination and (ii) March 15th of the calendar year following the calendar year in which such termination occurs.

With respect to RSUs granted prior to 2018, upon a Change in Control, with respect to each of our NEOs, restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

The following table shows the amounts that would be payable to each NEO under the Executive Severance Plan in connection with the scenarios described below:

	Base Salary	Bonus Amount	Benefits Continuation(1)	Equity Acceleration(2)	Total
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason

Bruce N. Haase(3)(4)	$2,700,000	$—	$3,400	$—	$2,703,400

Kevin A. Henry	$473,800	$473,800	$20,584	$—	$968,184

Brian T. Nicholson	$470,350	$470,350	$20,584	$—	$961,284

James G. Alderman Jr.	$442,900	$442,900	$20,584	$—	$906,384

Ames B. Flynn	$436,720	$436,720	$10,506	$—	$883,946

Jonathan S. Halkyard(5)(6)	$2,781,000	$—	$22,962	$—	$2,803,962
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(7)

Bruce N. Haase(3)(4)	$2,700,000	$—	$3,400	$3,982,480	$6,685,880

Kevin A. Henry	$473,800	$473,800	$20,584	$1,101,973	$2,070,157

Brian T. Nicholson	$470,350	$470,350	$20,584	$558,899	$1,520,184

James G. Alderman Jr.	$442,900	$442,900	$20,584	$1,204,344	$2,110,728

Ames B. Flynn	$436,720	$436,720	$10,506	$1,032,829	$1,916,775

Jonathan S. Halkyard	N/A	N/A	N/A	N/A	N/A

(1)

Amounts in this column represent the value of the benefits continuation and executive outplacement services provided under the Executive Severance Plan. Each of the executives is entitled to receive $3,400 for six months of outplacement services and those amounts are included in the “Benefit Continuation” column.

(2)

Amounts in this column represent the value of the acceleration of restricted stock units which were outstanding as of December 31, 2019. As of December 31, 2019, the fair market value of a Paired Share was $14.86.

46 | 2020 PROXY STATEMENT

(3)

If Mr. Haase experiences a Qualifying Termination (as defined in the Executive Severance Plan), he will be entitled to a cash payment in the amount of $2,700,000 through December 31, 2021 and in such as amounts thereafter as mutually agreed to with the Boards of Directors of the Corporation and ESH REIT, subject to Mr. Haase’s execution and non-revocation of a Release Agreement (as defined in the Executive Severance Plan) and continued compliance with the restrictive covenants contained in the Executive Severance Plan. If Mr. Haase experiences a Qualifying Termination after December 31, 2021, the severance amount will be 150% of his base compensation as agreed to with the Boards of Directors of the Corporation and ESH REIT, and if there is no agreement on Mr. Haase’s base compensation, the amount shall be no less than $2,700,000.

(4)

If Mr. Haase is terminated without Cause (as defined in the Long Term Incentive Plan), before the last day of a calendar month, then the 7,000 restricted stock units payable in respect of his base pay that are applicable to that given month will vest on a pro rata basis through his termination date. The amount of those restricted stock units is not included in either of these tables for purposes of these calculations.

(5)

Mr. Halkyard’s termination of employment was treated as a Qualifying Termination for purposes of the Corporation’s Executive Severance Plan (with such term as defined in the Executive Severance Plan). As such, following Mr. Halkyard’s execution, non-revocation, and reaffirmation of a release of claims in favor of the Corporation and its affiliates, he became entitled to and, as of January 17, 2020, received a single lump-sum severance payment of $2,781,000 and began receiving benefit continuation in the amount of $22,962, in accordance with the terms of the Executive Severance Plan.

(6)

Under his separation letter agreement, following the resignation of his role as CEO and President, Mr. Halkyard provided transition services until February 25, 2020. Mr. Halkyard would have been entitled to receive Equity Acceleration if he was terminated without Cause prior to December 31, 2019, but that event did not occur.

(7)

Of the amounts included in the “Equity Acceleration” column, the following amounts would be payable upon a Change in Control (assumed to occur on December 31, 2019) whether or not there is a termination of employment: $0, $0, $37,938, $29,809 and $556,061 for Messrs. Haase, Nicholson, Henry, Flynn and Alderman, respectively.

For purposes of the equity awards, the terms below are generally defined as follows:

>

“Change in Control” is defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

For purposes of the Executive Severance Plan and certain of Mr. Halkyard’s restricted stock units, the terms below are generally defined as provided below:

>

“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal

2020 PROXY STATEMENT | 47

dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

>

“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.(1)

(1)

Mr. Haase’s offer letter amends the definition of Good Reason under the Executive Severance Plan as applicable to Mr. Haase as follows: for the period commencing after December 31, 2021, a “material diminution in Participant’s base salary” will be replaced with a “material diminution in the total value of Participant’s annual Base Compensation (i.e., 7,000 x 12 x the Corporation’s closing share price on December 2, 2019 plus $100,000),” unless the Corporation, ESH REIT, and Mr. Haase mutually agree in writing otherwise.

48 | 2020 PROXY STATEMENT

proposal 3:

frequency of say-on-pay

3	Proposal No. 3 An advisory vote on the frequency of advisory votes on executive compensation. Recommendation The Board unanimously recommends that you vote “EVERY YEAR” on Proposal No. 3.

In addition to the advisory vote on the compensation of our NEOs (Proposal 2), the Dodd-Frank Act also requires that we provide an opportunity for our shareholders to indicate how frequently we should hold the advisory vote on the compensation of our NEOs. This “frequency” vote is required to be held at least once every six years. We last held a frequency vote at our 2014 Annual Meeting. At that meeting, our shareholders voted in favor of holding triennial advisory votes on the compensation of our NEOs. However, beginning with our 2017 annual meeting, we have held annual advisory votes on our executive compensation.

After careful consideration, the Board of Directors believes we should continue to hold annual advisory votes on the compensation of our NEOs. In reaching its recommendation, the Board believes that an annual vote will continue to allow our shareholders to provide us with timely input on our executive compensation philosophy, policies and programs.

You may cast your vote on your preferred voting frequency by choosing the option of every year, every two years or every three years, or you may abstain from voting. Although this vote is advisory and not binding, the Board highly values the opinions of our shareholders and will consider the outcome of this vote when determining the frequency of future shareholder votes on the compensation of the named executives. We expect to hold our next frequency vote at our 2026 Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE

SHAREHOLDERS VOTE “EVERY YEAR” ON PROPOSAL NO. 3.

2020 PROXY STATEMENT | 49

proposal 4:

ratification of auditor appointment

4

Proposal No. 4

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

Recommendation

The Board unanimously recommends that you vote “FOR” Proposal No. 4 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Extended Stay America, Inc. for the fiscal year ending December 31, 2020.

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Deloitte also served as our independent registered accounting firm for fiscal year 2019. The services provided to us by Deloitte in fiscal year 2019 are described in the section of this Proxy Statement entitled “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting the Corporation’s independent registered public accounting firm for 2020. Accordingly, shareholder approval is not required to appoint Deloitte as the Corporation’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If the Corporation’s shareholders do not ratify the selection of Deloitte as the Corporation’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of the Corporation’s shareholders.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

The following is a description of the professional services performed and the fees billed by Deloitte for the years ended December 31, 2019 and 2018.

Type of Fees	December 31, 2019	December 31, 2018

Audit fees(1)	$ 2,282,000	$ 2,320,500

Audit-related fees(2)	—	—

Tax fees(3)	6,000	—

All other fees(4)	1,895	1,895

Total	$ 2,289,895	$ 2,322,395

(1)

Audit fees consist of fees for the audit of the annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of the financial statements included in our combined quarterly reports on Form 10-Q and accounting consultation and other attest services provided by Deloitte in connection with statutory and regulatory filings. Audit fees also include fees for services provided by Deloitte in connection with agreed upon procedures related to various capital transactions.

(2)

Audit-related fees consist of fees for assurance and related services that are traditionally performed by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.

(4)	All other fees are fees for other permissible work performed by Deloitte that does not meet the above category descriptions, including Technical Library subscription fees.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as the Corporation’s independent registered public accounting firm.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit- related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by the Corporation to Deloitte during the fiscal year the non-audit services were provided and (ii) were not recognized by the Corporation to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2019, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

2020 PROXY STATEMENT | 51

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

>	bookkeeping or other services related to the accounting records or financial statements of the Corporation;

>	financial information systems design and implementation;

>	appraisal or valuation services;

>	providing fairness opinions or preparing contribution-in-kind reports;

>	actuarial services;

>	internal audit outsourcing services;

>	management functions or human resources;

>	broker or dealer, investment adviser or investment banking services;

>	legal services and expert services unrelated to the audit; and

>	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on the investor relations section of our website at www.aboutstay.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee consists of Ms. Keszler, Ms. McLean, and Mr. Wallman serving as Chair. The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the Corporation’s internal auditors and independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available in the investor relations section of our website at www.aboutstay.com. The charter provides, among other things, that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the sections titled “Corporate Governance and Board Matters—Board Oversight of Risk Management” and “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following:

>

reviewed and discussed the audited financial statements in the Company’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

>

reviewed with Deloitte, the Corporation’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of the

52 | 2020 PROXY STATEMENT

Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

>

received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

>	discussed with Deloitte its independence from management and the Corporation and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

>

discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

>

discussed with the Corporation’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2019, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as the Corporation’s independent registered public accounting firm for 2020.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chair

Ellen Keszler

Jodie W. McLean

2020 PROXY STATEMENT | 53

reference materials

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 8, 2020 by:

>	each current director and director nominee of the Corporation;

>	each of the named executive officers of the Corporation;

>	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

>	all of the current directors, director nominees, executive officers, the former CEO, and two additional former executive officers of the Corporation (that are NEOs), as a group.

Percentage of class beneficially owned is based on 177,466,325 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 7,130 shares of Corporation voting preferred stock outstanding as of April 8, 2020.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

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reference materials

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT†

	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of ESH REIT Common Stock Beneficially Owned		Paired Shares Beneficially Owned

Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent

The Vanguard Group(1)	16,687,232	9.12%	—	—	16,687,232	9.12%	16,687,232	9.12%	16,687,232	9.12%

Investment funds and accounts affiliated with Starwood Capital(2)	15,121,847	8.5%	—	—	15,121,847	8.5%	15,121,847	8.5%	15,121,847	8.5%

BlackRock, Inc.(3)	13,571,416	7.4%	—	—	13,571,416	7.4%	13,571,416	7.4%	13,571,416	7.4%

Bruce N. Haase	71,604	*	—	—	71,604	*	71,604	*	71,604	*

Brian T. Nicholson	51,861	*	—	—	51,861	*	51,861	*	51,861	*

James G. Alderman Jr.	45,047	*	—	—	45,047	*	45,047	*	45,047	*

Kevin A. Henry	80,650	*	—	—	80,650	*	80,650	*	80,650	*

Ames B. Flynn	66,704	*	—	—	66,704	*	66,704	*	66,704	*

Douglas G. Geoga(4)	525,100	*	7	*	525,100	*	525,100	*	525,100	*

Kapila K. Anand	23,133	*	—	—	23,133	*	23,133	*	23,133	*

Ellen Keszler	6,150	*	—	—	6,150	*	6,150	*	6,150	*

Jodie W. McLean	21,268	*	—	—	21,268	*	21,268	*	21,268	*

Thomas F. O’Toole	23,044	*	—	—	23,044	*	23,044	*	23,044	*

Richard F. Wallman(5)	236,978	*	20	*	236,978	*	236,978	*	236,978	*

Jonathan S. Halkyard(6)	318,742	*	—	—	318,742	*	318,742	*	318,742	*

All current directors, director nominees, executive officers, the former CEO, and two additional former executive officers (that are NEOs), as a group (18 persons)	1,523,573	*	27	*	1,523,573	*	1,523,573	*	1,523,573	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.

*	Less than 1%.

2020 PROXY STATEMENT | 55

reference materials

(1)

The Vanguard Group filed a Schedule 13G/A with the Securities and Exchange Commission on February 12, 2020 to report beneficial ownership of 16,687,232 Paired Shares held by The Vanguard Group as of December 31, 2019. The Vanguard Group reported that it has sole voting power with respect to 99,318 Paired Shares, shared voting power with respect to 40,413 shares, sole dispositive power with respect to 16,687,232 Paired Shares and shared dispositive power with respect to 112,189 Paired Shares. The address for The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

(2)

Investment funds and accounts affiliated with Starwood Capital consisting of SAR Public Holdings, L.L.C., SOF-XI U.S. Private SAR Holdings, L.P., SOF-XI U.S. Institutional SAR Holdings, L.P., Starwood XI Management Holdings GP, L.L.C., Starwood XI Management, L.P., Starwood XI Management GP, L.L.C., Starwood Capital Group Global II, L.P., SCGG II GP, L.L.C., Starwood Capital Group Holdings GP, L.L.C., BSS SCG GP Holdings, LLC and Barry S. Sternlicht filed a Schedule 13D with the Securities and Exchange Commission on April 16, 2020 to report beneficial ownership of 15,121,847 Paired Shares as of April 6, 2020. Starwood reported that it has shared voting power and shared dispositive power with respect to all 15,121,847 Paired Shares. The address for Starwood is 1601 Washington Avenue, Suite 800, Miami Beach, Florida 33139.

(3)

BlackRock, Inc. filed a Schedule 13G/A with the Securities and Exchange Commission on February 5, 2020 to report beneficial ownership of 13,571,416 Paired Shares held by BlackRock, Inc. and certain subsidiaries as of December 31, 2019. BlackRock, Inc. reported that it has the sole voting power with respect to 11,035,413 Paired Shares and sole dispositive power with respect to 13,571,416 Paired Shares. The address for BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.

(4)

Mr. Geoga owns 353,276 of the Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

(5)

Mr. Wallman owns 80,005 Paired Shares through the Richard F. Wallman IRA, 13,800 Paired Shares through the Amy Wallman IRA, 9,800 Paired Shares through the Richard F. Wallman SEP and 18,200 Paired Shares through the Amy Wallman SEP.

(6)

Mr. Halkyard owns 10,000 of the Paired Shares included in the table through the Halkyard Family Trust. Mr. Halkyard serves as the trustee of the Halkyard Family Trust. Mr. Halkyard resigned from his position as President and Chief Executive Officer, effective November 21, 2019.

Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock, to file reports of their stock ownership and changes in their ownership of our common stock with the SEC. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2019. Based solely on our review of the copies of such reports furnished to us and inquiries we have made, as appropriate, to our knowledge all of our Section 16 officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section  16(a) during 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review proposed related party transactions and may approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to the Corporation than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of the Corporation. Any related party transaction or modification of such transaction which the Board has

56 | 2020 PROXY STATEMENT

reference materials

approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2019. Please also see “Certain Relationships and Related Party Transactions – Related Party Transactions” in ESH REIT’s Proxy Statement, which is appended to this Proxy Statement for a description of the related party transactions between us and ESH REIT that have occurred during the fiscal year ended December 31, 2019, which information is incorporated by reference herein.

Tax and Consulting

During the year ended December 31, 2019, the Corporation and ESH REIT paid KMPG LLP $491,744 for tax consulting and compliance services and other consulting services.

CEO PAY RATIO

Our CEO Pay Ratio was calculated in compliance with the requirement set forth in Item 402(u) of Regulation S-K. In accordance with the SEC rules, we used a consistently applied compensation measure across our entire employee population (other than Mr. Haase) to determine the compensation of the median employee as of December 31, 2019. For our consistently applied compensation measure, we used W-2 compensation (excluding amounts attributable to the settlement of equity awards) of all associates other than Mr. Haase (all of whom are full-time) employed during 2019. We then calculated the median employee’s compensation in a similar manner as calculated for the named executive officers in the Summary Compensation Table. The total annualized compensation for Mr. Haase was $4,101,720, compared to the annual total compensation of the median employee of $24,483.08, yielding a ratio of 168:1.

2020 PROXY STATEMENT | 57

frequently asked

questions

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 8, 2020 (the “Record Date”), you owned shares of the Corporation’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the Annual Meeting: Corporation common stock, $0.01 par value per share, and Corporation mandatorily redeemable preferred stock, $0.01 par value per share (“voting preferred stock”). Each share of Corporation common stock is attached to and trades as a single unit with a share of Class B common stock of ESH REIT, par value $0.01 per share. Shares of the Corporation voting preferred stock are not currently, and are not expected to be, registered for public sale or listed on NASDAQ or any other securities exchange.

As of the Record Date, we had 177,466,325 shares of Corporation common stock outstanding and 7,130 shares of Corporation voting preferred stock outstanding. With respect to all of the matters submitted for vote at the Annual Meeting, each share of Corporation common stock is entitled to one vote and each share of Corporation voting preferred stock is entitled to one vote. The Corporation common stock and Corporation voting preferred stock will vote as a single class on each of the matters submitted at the Annual Meeting.

Please note that due to public health concerns and to assist in safeguarding the health and well-being of our shareholders and employees during the COVID-19 outbreak, the Annual Meeting will be a virtual meeting, held as a live webcast via the Internet. A shareholder that joins the virtual meeting by signing into, and complying with the requirements of, the live webcast will be attending the Annual Meeting ‘in person’.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer and the three other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of Corporation common stock and Corporation voting preferred stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

58 | 2020 PROXY STATEMENT

frequently asked questions

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	What does the Board recommend?
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

> (i) vote FOR the election of all nominees named herein;

> (ii) withhold authority to vote for all such nominees; or

> (iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy card.

The Board recommends that you vote FOR all seven of the director nominees.

2. An advisory vote on the Corporation’s executive compensation.	You may vote FOR or AGAINST the approval, on an advisory basis, of the Corporation’s executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of the Corporation’s executive compensation.

3. An advisory vote on the frequency of advisory votes on the Corporation’s executive compensation.

You may vote in favor of the Corporation seeking an advisory vote on executive compensation EVERY YEAR, EVERY TWO YEARS, or EVERY THREE YEARS, or you may indicate you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote EVERY YEAR on the frequency of an advisory vote on executive compensation.

4. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020, or you may indicate that you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Corporation’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who

2020 PROXY STATEMENT | 59

frequently asked questions

is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

>	vote on the Internet on the website shown on the proxy card;

>	call the toll-free number shown on the proxy card;

>	mark, sign, date and return the enclosed proxy card in the postage-paid envelope; or

>	vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question

The Annual Meeting will be a virtual meeting, held as a live webcast via the Internet. Shareholders will be able to attend the meeting, listen, vote, and submit questions by visiting www.virtualshareholdermeeting.com/stay2020 and signing in with their 16-digit control number included in these proxy materials. A shareholder that joins the virtual meeting by signing into, and complying with the requirements of, the live webcast will be attending the Annual Meeting ‘in person’.

If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 8, 2020, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain a control number to vote in person at the Annual Meeting.

60 | 2020 PROXY STATEMENT

frequently asked questions

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

>	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

>	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

>	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

>	“FOR” the election of the director nominees.

>	“FOR” the approval, on an advisory basis, of the Corporation’s executive compensation.

>	“EVERY YEAR” for the Corporation’s executive compensation approval frequency vote.

>	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

What votes need to be present to hold the Annual Meeting?

Under our Second Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For the advisory vote on executive compensation and the ratification of our outside auditor, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” For the advisory vote on the frequency of advisory votes on executive compensation, your vote may be cast for “EVERY YEAR,” “EVERY TWO YEARS,” or “EVERY THREE YEARS” or you may “ABSTAIN”. An abstention has no effect on the determination of which voting frequency receives the highest number of votes cast. If you sign your proxy card with no further instructions and you are a

2020 PROXY STATEMENT | 61

frequently asked questions

shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of NASDAQ, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm is considered a routine matter. However, the election of directors, the advisory vote on the Corporation’s executive compensation and the advisory vote on the frequency of advisory votes on the Corporation’s executive compensation are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each proposal:

Proposal	Voting Requirement
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

In an election where the number of director nominees does not exceed the number of directors to be elected, each director must be elected by a majority of the votes cast. In an election where the number of director nominees exceeds the number of directors to be elected, then director nominees shall be elected by a plurality of the votes cast. If any director fails to receive a majority of the votes cast in an uncontested election, our Corporate Governance Guidelines require that the director tender his or her resignation, which the Board may then accept or reject.

2. An advisory vote on the Corporation’s executive compensation.

To be approved, on an advisory basis, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal (including shares held by shareholders who “ABSTAIN”).

3. An advisory vote on the frequency of advisory votes on the Corporation’s executive compensation.

The frequency option (either “EVERY YEAR,” “EVERY TWO YEARS,” or “EVERY THREE YEARS”) which receives a plurality of the votes cast by the shareholders present in person or by proxy will be passed. Therefore, the frequency option which receives the most votes will be approved on an advisory basis.

4. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal (including shares held by shareholders who “ABSTAIN”).

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Second Amended and Restated Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

62 | 2020 PROXY STATEMENT

frequently asked questions

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone, or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2019 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2019 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2019 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2019 Annual Report, and wish to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Exchange Act for shareholders to propose actions for consideration at the 2021 annual meeting of shareholders?

December 24, 2020 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act. Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

2020 PROXY STATEMENT | 63

frequently asked questions

What is the deadline under our Second Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2020 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2021 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Second Amended and Restated Bylaws, no earlier than January 31, 2021 and no later than March 1, 2021. Shareholders are advised to review our Second Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Second Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Second Amended and Restated Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of Corporation voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.astfinancial.com

64 | 2020 PROXY STATEMENT

other matters

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.esa.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on the investor relations section of our website at www.aboutstay.com as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on the investor relations section of our website at www.aboutstay.com under the headings “Corporate Governance—Extended Stay America—Governance Documents.” We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of Corporation Shareholders

A list of our shareholders as of April 8, 2020, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of shareholders will also be available for attendees during the Annual Meeting through the virtual meeting website.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

By Order of the Board of Directors,

Christopher N. Dekle	Charlotte, North Carolina
General Counsel and Corporate Secretary	April 23, 2020

2020 PROXY STATEMENT | 65

reconciliation of non-GAAP measures

EXTENDED STAY AMERICA, INC.

NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA

AND ADJUSTED EBITDA

For the Years Ended December 31, 2019 and 2018

(In thousands)

(Unaudited)

	Years Ended December 31,

	2019	2018

Net income	$165,138	$211,756

Interest expense, net	127,764	124,870

Income tax expense	29,315	42,076

Depreciation and amortization	197,400	209,329

EBITDA	519,617	588,031

Equity-based compensation	6,913	7,724

Impairment of long-lived assets	2,679	43,600

Gain on sale of hotel properties, net	—	(42,478)

Other non-operating expense(1)	5,829	2,860

Adjusted EBITDA	$535,038	$599,737

(1)

Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions. Loss on disposal of assets totaled $6.1 million and $3.4 million, respectively.

66 | 2020 PROXY STATEMENT

reconciliation of non-GAAP measures

EXTENDED STAY AMERICA, INC.

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE

For the Years Ended December 31, 2019 and 2018

(In thousands, except per share and per Paired Share data)

(Unaudited)

	Years Ended December 31,

	2019	2018

Net income per Extended Stay America, Inc. common share—diluted	$0.37	$0.59

Net income attributable to Extended Stay America, Inc. common shareholders	$69,668	$112,864

Noncontrolling interests attributable to Class B common shares of ESH REIT	95,454	98,876

Real estate depreciation and amortization	191,560	204,095

Impairment of long-lived assets	2,679	43,600

Gain on sale of hotel properties, net	—	(42,478)

Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders	(27,582)	(34,517)

Funds from Operations	$331,779	$382,440

Debt modification and extinguishment costs	6,733	1,621

Other non-operating income	—	(1,208)

Tax effect of adjustments to Funds from Operations	(956)	(70)

Adjusted Funds from Operations	$337,556	$382,783

Adjusted Funds from Operations per Paired Share—diluted	$1.81	$2.02

Weighted average Paired Shares outstanding—diluted	186,822	189,821

2020 PROXY STATEMENT | 67

reconciliation of non-GAAP measures

EXTENDED STAY AMERICA, INC.

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE

For the Years Ended December 31, 2019 and 2018

(In thousands, except per share and per Paired Share data)

(Unaudited)

	Years Ended December 31,

	2019	2018

Net income per Extended Stay America, Inc. common share—diluted	$0.37	$0.59

Net income attributable to Extended Stay America, Inc. common shareholders	$69,668	$112,864

Noncontrolling interests attributable to Class B common shares of ESH REIT	95,454	98,876

Paired Share Income	165,122	211,740

Debt modification and extinguishment costs	6,733	1,621

Impairment of long-lived assets	2,679	43,600

Gain on sale of hotel properties	—	(42,478)

Other non-operating expense(1)	5,829	2,860

Tax effect of adjustments to Paired Share Income	(2,163)	(937)

Adjusted Paired Share Income	$178,200	$216,406

Adjusted Paired Share Income per Paired Share—diluted	$0.95	$1.14

Weighted average Paired Shares outstanding—diluted	186,822	189,821

(1)

Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions. Loss on disposal of assets totaled $6.1 million and $3.4 million, respectively.

68 | 2020 PROXY STATEMENT

notice of

annual meeting

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

www.aboutstay.com

Notice Of Annual Meeting Of Shareholders

To Be Held On May 28, 2020

ESH Hospitality, Inc. will hold its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, May 28, 2020 at 8:30 a.m. (Eastern Daylight Time. Due to public health concerns and to assist in safeguarding the health and well-being of our shareholders and employees during the COVID-19 outbreak, the Annual Meeting will be a ‘virtual’ meeting, held as a live webcast via the Internet. By attending the Annual Meeting virtually, shareholders will be afforded the same rights and opportunities to participate that they would have at an in-person meeting. Shareholders will be able to attend the Annual Meeting, listen, vote, and submit questions by visiting www.virtualshareholdermeeting.com/stay2020 and signing in with a 16-digit control number included in these proxy materials. We expect to resume in person shareholder meetings in the future.

The Annual Meeting will be convened for the following purposes:

>	To elect seven directors to hold office until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified;

>	To approve, on an advisory basis, the compensation paid to our named executive officers;

>	To approve, on an advisory basis, the frequency of future advisory votes on our named executive officer compensation;

>	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

>	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 8, 2020 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 23, 2020.

By Order of the Board of Directors,

Christopher N. Dekle

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 23, 2020

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | i

proxy

summary

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of ESH Hospitality, Inc., a Delaware corporation, of proxies to be voted at our 2020 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting. Unless the context otherwise requires, all references in this Proxy Statement to “ESH REIT,” “we,” “us,” and “our” refer to ESH Hospitality, Inc. and its subsidiaries. All references in this Proxy Statement to the “Company” refer to Extended Stay America, Inc. (the “Corporation”), ESH REIT and their subsidiaries considered as a single enterprise. Each share of ESH REIT Class B common stock, par value $0.01 per share, is attached to and trades as a single unit with a share of common stock of the Corporation, par value $0.01 per share, (each, a “Paired Share”).

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.esa.com. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2019 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2019, are available free of charge on the investor relations section of our website (www.aboutstay.com) or at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, YOU DO NOT NEED TO RETURN A WRITTEN PROXY CARD BY MAIL. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

ii | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

proxy summary

PLEASE NOTE THAT THE ANNUAL MEETING WILL BE A ‘VIRTUAL’ MEETING, HELD AS A LIVE WEBCAST VIA THE INTERNET. DETAILS ON HOW TO ATTEND AND VOTE AT THE VIRTUAL MEETING MAY BE FOUND IN THE SECTION OF THIS PROXY TITLED ‘FREQUENTLY ASKED QUESTIONS.’ A SHAREHOLDER THAT JOINS THE VIRTUAL MEETING BY SIGNING INTO, AND COMPLYING WITH THE REQUIREMENTS OF, THE LIVE WEBCAST, WILL BE ATTENDING THE ANNUAL MEETING ‘IN PERSON.’

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | iii

proxy
summary

ANNUAL MEETING OF SHAREHOLDERS

MAY 28, 2020, 8:30 A.M. (EASTERN DAYLIGHT TIME)

Due to the COVID-19 outbreak, this year’s meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/stay2020.

PURPOSES:

To elect seven directors to hold office until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified	To approve, on an advisory basis, the compensation paid to our named executive officers	To decide, on an advisory basis, the frequency of future advisory votes on our named executive officer compensation	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof

Proposal	How may I vote?	What does the Board recommend?
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

> (i) vote FOR the election of all nominees named herein;

> (ii) withhold authority to vote for all such nominees; or

> (iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy card.

The Board recommends that you vote FOR all seven of the director nominees.

2. An advisory vote on ESH REIT’s executive compensation.	You may vote FOR or AGAINST the approval, on an advisory basis, of ESH REIT’s executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of ESH REIT’s executive compensation.

3. An advisory vote on the frequency of future advisory votes on our named executive officer compensation.

You may vote in favor of ESH REIT seeking an advisory vote on executive compensation EVERY YEAR, EVERY TWO YEARS, or EVERY THREE YEARS, or you may indicate you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote EVERY YEAR on the frequency of an advisory vote on executive compensation.

4.Theratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020, or you may indicate that you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

iv | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

2019 year in review

ESH Hospitality, Inc. is, by unit and room count, the largest lodging real estate investment trust in North America. As of December 31, 2019, we owned 557 hotel properties comprising approximately 61,900 rooms located in 40 states across the United States. We lease our properties to affiliates of our parent company, Extended Stay America, Inc., which operates them under the Extended Stay America brand.

GOVERNANCE HIGHLIGHTS

Although we remain a “controlled” company under SEC and NASDAQ rules (due to the controlling ownership of our parent, Extended Stay America, Inc.), we have voluntarily adopted governance principles applicable to non-controlled companies, including a fully- independent Board (other than one seat for our President and CEO) and Audit, Compensation, and Nominating and Corporate Governance Committees comprised solely of independent directors. All three Audit Committee members are “financial experts” as defined by SEC rules. Two of our seven Board seats are held by women.

We continue our practice of asking for your “say-on-pay” advice annually instead of on the minimum three-year cycle required by SEC rules.

COMPENSATION HIGHLIGHTS

We have continued the use in our long-term incentive plan of a performance measure based on total shareholder return that we believe best reflects your long-term priorities. We continue to maintain a clawback policy that requires named executive officers (“NEOs”) to return excess compensation if a financial restatement indicates that the NEO received greater compensation than he or she actually earned. Equity grants made in 2019 and thereafter continue to have a “double-trigger,” requiring that a NEO cease employment in connection with a change in control in order to be entitled to accelerated vesting under our incentive plans.

Finally, we have implemented a CEO pay package that uniquely ties a majority of the CEO’s pay directly to the Company’s stock performance over time through the grant of restricted stock units in respect of Paired Shares, a portion of which vests on the last day of each calendar month through the end of 2021.

ENVIRONMENTAL AND SOCIAL HIGHLIGHTS

2019 marked the eighth year of our program to invest in energy and water conservation projects. Since 2012, we have focused our efforts on multiple opportunities including investments in:

>  low-flow shower heads and toilets;

>  interior lighting upgrades to energy-saving LED bulbs and fixtures;

>  exterior parking area upgrades to energy-saving LED lighting;

>  condensing and tankless hot water heaters that minimize unnecessary heating;

>  guest room occupancy controls that save energy on unused rooms;

>  battery storage to increase battery life;

>   high-efficiency heating, ventilation, and air conditioning equipment; and

>   high-efficiency laundry equipment.

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | v

2019 year
in review

In addition to improving comfort, safety and security for our guests, these measures have resulted in substantial savings in natural resource use. In 2019, our annual savings compared to pre-2012 usage include:

>  Electricity: 52,134,152 kwh/yr

>   Natural Gas: 103,318 mmbtu/yr

>   Water: 489,873,006 gallons/yr

With a passion to support a charitable cause so close to the hearts of its employees, in 2013 Extended Stay America partnered with the American Cancer Society to create the Hotel Keys Of Hope® program, which provides free and deeply discounted hotel stays for cancer patients in need of treatment away from home. To date, Extended Stay America has donated over 170,000 hotel room nights throughout the U.S., helping over 20,000 patients and their families save over $10 million in lodging costs.

SHAREHOLDER OUTREACH AND ENGAGEMENT HIGHLIGHTS

We recognize the value of actively engaging with our shareholders so we can better understand their views and interests and share our perspective. In 2019, our senior management and investor relations team participated in over 300 investor meetings or calls with more than 400 investor touchpoints. We review this outreach and the shareholder input we receive with our Board.

We also worked to maintain our visibility in the investment community by participating in:

>  12 equity conferences

>  2 leverage finance conferences

>   non-deal roadshows in New York City, Boston, Toronto, Chicago, Montreal, Atlanta, London, Zurich, Orlando and Dallas

52,134,152 kwh/yr	489,873,006 gallons/yr

electricity savings	water savings

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proposal 1:

election of directors

1

Proposal No. 1

The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

Recommendation

The Board unanimously recommends that you vote “FOR” the election of all seven nominees listed on the proxy card.

Our Board has nominated seven people for election as directors at the Annual Meeting. Each nominee is currently a director of ESH REIT. If elected, each nominee will hold office until the next annual meeting of shareholders, or until his or her successor has been duly elected and qualified, subject to a director’s earlier death, resignation or removal. Each nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each nominee meets the qualifications that have been established for service on our Board. As demonstrated in the following biographies, we believe that the nominees have professional experience in areas that are highly relevant to our strategy and operations, and bring skills and other attributes that make them outstanding candidates to serve on our Board.

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The following table summarizes information about our nominees as of April 8, 2020. Detailed biographies of each nominee follow.

Name	Age	Director Since	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent?

Bruce N. Haase President and Chief Executive Officer	59	2018

Douglas G. Geoga Board Chair	64	2013				✓

Kapila K. Anand Director	66	2016	Chair*		Member	✓

Neil T. Brown Director	63	2017		Member	Member	✓

Steven E. Kent Director	57	2017	Member*		Chair	✓

Lisa Palmer Director	52	2014	Member*	Chair		✓

Simon M. Turner Director	58	2020		Member		✓

*Audit	Committee financial expert

Mr. Haase, Mr. Geoga, and Ms. Anand also sit on the Board of Directors of the Corporation. Under our Corporate Governance Guidelines (as defined below), service on our Board and the Board of the Corporation constitute a single directorship for purposes of overboarding calculations.

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NOMINEES

Our Board has affirmatively determined that each of our directors other than Mr. Haase is independent under the rules of the SEC and the NASDAQ Global Select Market (“NASDAQ”). Detailed information regarding each nominee as of April 8, 2020 is set forth below

Bruce N. Haase

President and CEO

Other directorships: HomeWell Senior Care, Inc. (Chairman of the Board and Majority Shareholder)

Skills and expertise: Extended stay lodging; finance; lodging industry; franchising; branding; marketing; operations; executive management

Mr. Haase has served as Chief Executive Officer and President of ESH REIT, as well as Chief Executive Officer, President and director of the Corporation,

since November 2019 and as director of ESH REIT since April 2018. From 2014 to 2016, Mr. Haase was the Chief Executive Officer of WoodSpring Hotels, LLC, a leading economy extended stay lodging brand. Mr. Haase led the design, launch and franchising of the WoodSpring Suites brand, including the conversion of properties from the company’s Value Place brand. Mr. Haase previously served in a series of executive positions with Choice Hotels International, Inc. including Executive Vice President, Global Brands, Marketing & Operations (from 2008 to 2012), Senior Vice President, Domestic Brand Operations & International Division (from 2007 to 2008), Senior Vice President, International Division (from 2000 to 2007), and Vice President, Finance & Treasurer (in 2000). Prior to joining Choice, Mr. Haase held a series of positions with The Ryland Group, Inc., Caterair International Corporation, Marriott Corporation, and Goldman, Sachs, & Company.

Mr. Haase brings valuable extended stay lodging, operations, strategic planning, franchise and brand development experience to our Board. As the only executive of ESH REIT to serve on the Board, Mr. Haase also contributes a level of understanding of ESH REIT not easily attainable by an outside director.

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Douglas G. Geoga

President and CEO, Salt Creek Hospitality LLC

Independent Board Chair

Audit Committee Financial Expert

Past directorships: Carefree Communities LLC (Advisory Board Member); Kemper Corporation (Audit Committee and Investment Committee)

Skills and expertise: Lodging; operations; real estate development; finance; marketing; branding; corporate governance

Mr. Geoga has served as Chair of the Board of ESH REIT since November 2013 and as Chair of the Board of Directors of the Corporation since July 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chair of our predecessor entities, ESH Hospitality Holdings LLC (“Holdings”) and ESH Strategies Holdings LLC (“Strategies Holdings”), from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. Mr. Geoga also serves as a consultant to Atlantica Investment Holdings Limited, which through affiliated companies is the second largest manager of hotels in Brazil. Since 2002, Mr. Geoga has served, and from November 2002 to December 2009, Mr. Geoga’s primary occupation was serving, as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, then both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects.

Mr. Geoga’s history as President of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

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Kapila K. Anand

Retired Partner, KPMG

Independent Director

Audit Committee Financial Expert

Other directorships: Omega Healthcare Investors, Inc. (Audit Committee Chair); Elanco Animal Health Inc. (Audit Committee Chair, Finance Committee)

Non-profit boards: Rush University Medical Center; US Fund for UNICEF; Women Corporate Directors Education and Development Foundation (Lead Director)

Past directorships: KPMG LLP—Americas; KPMG LLP—U.S.; Franciscan Ministries; KPMG Foundation (Chair); Chicago Network (Chair)

Skills and expertise: Lodging; real estate; REITs; accounting; finance, risk management; corporate governance; internal controls over financial reporting

Ms. Anand has served as a director of ESH REIT since May 2017 and as a director of the Corporation since July 2016. Ms. Anand served as an audit partner and later an advisory partner at KPMG LLP from 1989 until her retirement in March 2016. Ms. Anand joined KPMG LLP in 1979 and served in a variety of roles in addition to her role as a partner, including the National Partner-in-Charge, Public Policy Business Initiatives (from 2008 to 2013) and segment leader for the Travel, Leisure, and Hospitality industry and member of the Global Real Estate Steering Committee (each from 2013 to 2016).

Ms. Anand’s extensive experience serving a diverse group of real estate, gaming, private equity and hospitality clients on numerous audit and advisory projects, including strategic planning, construction and development risk assessments, enterprise risk management, internal controls and corporate governance, brings to the Board a significant understanding of the financial, lodging, real estate and corporate governance issues and risks that affect ESH REIT.

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Neil T. Brown

CEO, ArchCo Residential LLC

Independent Director

Skills and expertise: Real estate development; residential real estate; strategy; executive management; real estate investment

Mr. Brown has served as a director of ESH REIT since May 2017. He is the Founder and Chief Executive Officer of ArchCo Residential LLC, a multifamily development company active in select markets across the United States which he established in March 2013. From September 2010 to February 2013, Mr. Brown served as Chief Development Officer of Archstone, a former developer of apartment communities in the United States. He also served on Archstone’s Executive Committee and on its Investment Committee. Prior to joining Archstone in 1996, he started the Florida regional office of JPI, a real estate development and investment management company, and served as its Regional Vice President and Regional Partner. Prior to JPI, Mr. Brown was a Partner with Trammell Crow Residential, a multifamily real estate developer. Mr. Brown served in the United States Army for four years, attaining the rank of Captain.

As an experienced real estate executive with expertise in development and real estate investment, Mr. Brown brings critical knowledge of the processes and risks involved in real estate development.

Steven E. Kent

Founder, Global Hospitality Investment Research,

Goldman, Sachs & Co. (Ret.)

Independent Director

Audit Committee Financial Expert

Skills and expertise: Public equity markets; competitive landscape; corporate finance; lodging and adjacent hospitality industries; mergers and acquisitions

Mr. Kent has served as a director of ESH REIT since May 2017. Mr. Kent founded Brewster Bay Advisors, LLC in 2016, to act as a thought partner and advisor to board members, CEOs, CFOs, and heads of corporate development in regard to capital markets. In January 2017, Mr. Kent joined the faculty at the NYU School of Professional Studies, Jonathan M. Tisch Center for Hospitality and Tourism as Director of Industry Relations and as a Visiting Clinical Assistant Professor. He also joined the adjunct faculty at Boston University School of Hospitality. Prior to that, Mr. Kent served in a variety of positions with Goldman, Sachs & Co. Inc., including as founder of the firm’s Global Hospitality Investment Research Practice in 1993, Managing Director in the Leisure & Hospitality Group (from 2003 to 2016) and Vice President (from 1993 to 2003) and Associate (from 1990 to 1993) in the Emerging Growth & Hospitality Group. From 1987 to 1990, Mr. Kent served as a research analyst at Donaldson, Lufkin & Jenrette. Mr. Kent received a CFA in 1993.

Mr. Kent’s extensive investment banking experience and hospitality background brings to the Board a significant understanding of acquisition, strategic and operational issues and risks that affect ESH REIT.

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Lisa Palmer

Chief Executive Officer and President and CFO, Regency Centers Corporation

Independent Director

Audit Committee Financial Expert

Other directorships: Brooks Health System; United Way of Northeast Florida (Trustee); Florida Institute of CFOs (Advisory Board Member); JAX Chamber; NAREIT (executive board member)

Skills and expertise: Real estate development; asset management;

corporate finance and accounting; capital markets; retail; public board strategy; governance; executive management

Ms. Palmer has served as a director of ESH REIT since August 2014. Ms. Palmer has served as Chief Executive Officer of Regency Centers Corporation since January 2020, and has been President since January 2016. She also serves as a director of Regency since January 2018. From January 2016 to August 2019, Ms. Palmer served as President and Chief Financial Officer of Regency. Before that Ms. Palmer served in a variety of positions with Regency Centers Corporation, including as Senior Manager of Investment Services (from 1996 to 1999), Vice President of Capital Markets (from 1999 to 2003), Senior Vice President of Capital Markets (from 2003 to 2013) and Executive Vice President and Chief Financial Officer (from 2013 to 2015). Prior to joining Regency, Ms. Palmer worked with Accenture, formerly Andersen Consulting Strategic Services, and as a financial analyst for General Electric.

Ms. Palmer’s extensive financial and real estate background brings to the Board a significant understanding of financial and real estate issues and risks that affect ESH REIT.

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Simon M. Turner

Founder, Alpha Lodging Partners

Independent Director

Other directorships: Watermark Lodging Trust (Audit Committee Chair);

Steigenberger AG

Past directorships: ClubCorp Holdings, Inc. (Nominating and Corporate Governance Committee); Fairmont Raffles Hotels International (Audit Committee Chair); Four Seasons Hotels, Inc. (Audit and Compensation Committees)

Skills and expertise: Hospitality; business operations; finance; strategy; complex transactions

Mr. Turner has served as a director of ESH REIT since March 2020. Mr. Turner is Founder and Principal of Alpha Lodging Partners in 2017. He previously served as President, Global Development of Starwood Hotels & Resorts Worldwide from May 2008 to October 2016. Mr. Turner served as a Principal of Hotel Capital Advisers, Inc. from June 1996 to April 2008. From 1987 to 1996, he served as a director of Investment Banking at Salomon Brothers Inc., based in both New York and London. Prior to this, he held management and operating positions at various other international hospitality firms. Mr. Turner is currently an adjunct lecturer at NYU’s Hospitality and Tourism program and has also lectured frequently at Cornell University’s School of Hotel Administration, as well as the university’s executive education program, and at Columbia University’s real estate graduate program.

With deep and extensive experience in hospitality, real estate development, dispositions and finance, and franchise system growth, Mr. Turner’s expertise is highly valuable in addressing many of the important issues which confront ESH REIT.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that ESH REIT is managed for the long-term benefit of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of NASDAQ, the stock exchange on which our Paired Shares are traded.

The Board directs and oversees the management of the business and affairs of ESH REIT in a manner consistent with the best interests of ESH REIT and its shareholders. In this oversight role, the Board serves as the ultimate decision-making body of ESH REIT, except for those matters reserved to or shared with ESH REIT’s shareholders.

We have adopted the ESH Hospitality, Inc. Corporate Governance Guidelines (as amended from time to time, the “Corporate Governance Guidelines”), which provide a framework for the governance of ESH REIT as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things:

>	the composition, structure and policies of the Board and its committees;

>	director qualification standards;

>	expectations and responsibilities of directors;

>	management succession planning;

>	the evaluation of Board performance;

>	our director resignation policy; and

>	principles of Board compensation.

The Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter.

The Corporate Governance Guidelines are posted on the investor relations section of our website at www.aboutstay.com. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee at least annually to ensure that they effectively promote the best interests of both ESH REIT and ESH REIT’s shareholders and that they comply with all applicable laws, regulations and NASDAQ requirements.

Stock Ownership Guidelines

To further align the interests of our independent directors and our shareholders, the Board has adopted stock ownership guidelines under which independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to three times annual cash compensation.

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Prohibition on Speculative Securities Transactions

Our Securities Trading and Disclosure Policy prohibits directors and executive officers from engaging in the following with respect to the Company’s securities:

>	short sales;

>	transactions in put options, call options or other derivative securities related to the Company’s securities, on an exchange or in any other organized market;

>

hedging or monetization transactions related to the Company’s securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and

>	holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan.

Code of Business Conduct and Ethics

We have adopted the Extended Stay America, Inc. Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer (our President and CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on the investor relations section of our website at www.aboutstay.com. If we amend or waive provisions of the Code of Business Conduct and Ethics with respect to such officers, we intend to disclose the amendment or waiver on our website.

Board of Directors and Director Independence

The Corporation owns a majority of our common stock. As a result, the Board has determined that we are a “controlled company” under the rules of NASDAQ. Although we therefore qualify for exemptions from certain corporate governance requirements of NASDAQ, we have chosen not to rely on those exemptions.

The Board consists of seven directors, all of whom have been nominated for re-election at the Annual Meeting. Our Amended and Restated Bylaws provide that directors are elected at the annual meeting of shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal.

The Corporate Governance Guidelines define an “independent” director in accordance with the NASDAQ corporate governance rules for listed companies and require the Board to review and make an affirmative determination as to the independence of each director at least annually. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of ESH REIT and has not engaged in various types of business dealings with ESH REIT or certain other related party transactions. Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the Board is also responsible for determining affirmatively, as to each independent director, that no material relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board broadly considers all relevant facts and circumstances, including information provided by the directors and ESH REIT with regard to each director’s business and personal

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activities as they may relate to ESH REIT and ESH REIT’s management. The Board may delegate independence determinations to the Nominating and Corporate Governance Committee to the extent permitted by NASDAQ.

Our Board has affirmatively determined that each of our directors other than Mr. Haase is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable rules of the SEC and NASDAQ.

Board Leadership Structure

We do not have a policy as to whether the role of the Board Chair and the Chief Executive Officer should be separate or combined. The Board may select its Chair and Chief Executive Officer in any way it considers to be in the best interests of ESH REIT. At this time, in particular given the transition in our CEO position in 2019, we believe it is beneficial to separate the Chair and Chief Executive Officer in order to enhance the Chair’s oversight capability. Mr. Haase serves as our Chief Executive Officer and Mr. Geoga serves as Board Chair. The Board believes this leadership structure, which separates the Chair and Chief Executive Officer roles, is appropriate corporate governance for us at this time. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Haase and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant. If the Board determines that it is in the best interests of our shareholders to combine the positions of Chair and Chief Executive Officer, the independent directors will designate a Lead Independent Director.

Board Oversight of Risk Management

The Board oversees, and provides direction with respect to, management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Board and applicable committees periodically receive management reports on our business operations, financial results and strategic plans.

The Board delegates appropriate aspects of its oversight responsibility to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing, among other things, our financial statements, our internal audit, accounting and financial functions and reporting processes, including our systems of internal controls for financial reporting, our compliance with legal and regulatory requirements, our enterprise risk management framework, and our cybersecurity risk framework. In particular, the Audit Committee periodically reviews and discusses with management the internal audit function and the independent auditor, as applicable, our major financial risk exposure and the guidelines and policies that management has established with respect to risk assessment and risk management. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures. As part of the Committees’ reviews, our directors ask questions, offer insights and challenge management to

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continually improve its risk assessment and management. The Board has full access to management, as well as the ability to engage advisors in order to assist in its risk oversight role.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for identifying individuals believed to be qualified to become directors and selecting, or recommending to the Board for its selection, the director nominees for the next annual meeting of shareholders or to fill vacancies or newly created directorships that may occur between such meetings, including reviewing and making recommendations to the Board whether members of the Board should stand for re-election. The Board then nominates candidates each year for election or re-election by shareholders or appoints new Board members to fill vacancies. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management and third-party sources. The Nominating and Corporate Governance Committee may, but is not required to, retain a search firm in order to assist it in identifying candidates to serve as directors of the Board. The Nominating and Corporate Governance Committee retained Spencer Stuart to assist with the transition of our CEO and President in 2019 and to assist with certain candidate searches into 2020. The Nominating and Corporate Governance Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee does not maintain a fixed set of qualifications for director nominees other than the minimum individual qualifications described below. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert” as that term is defined by SEC rules), and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with ESH REIT’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the current size, composition and combined expertise of the Board and the extent to which a candidate would fill a present need on the Board. In particular, the Nominating and Corporate Governance Committee may consider the requirements that the members of the Board as a group maintain the requisite qualifications under the applicable NASDAQ listing standards for independence for the Board as a whole and for appointing individuals to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Although the Nominating and Corporate Governance Committee considers diversity of background and experiences, neither the Corporate Governance Guidelines nor the Nominating and Corporate Governance Committee Charter include a formal diversity policy.

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The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of ESH REIT’s business and structure.

The Nominating and Corporate Governance Committee will consider candidates suggested by shareholders and will evaluate such candidates on a basis substantially similar to that which it uses to evaluate other nominees. Any shareholder who wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by submitting a recommendation in writing to the Chair of the Nominating and Corporate Governance Committee. See “Communications with the Board” below for how to communicate with the Chair of the Nominating and Corporate Governance Committee. Recommendations should include any information the shareholder believes would be helpful to the Nominating and Corporate Governance Committee in evaluating the candidate and must include information that would be required to be disclosed in a proxy statement soliciting proxies for the election of such candidate, including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as director if elected. If the Nominating and Corporate Governance Committee determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included on the proxy card for our next annual meeting in accordance with the procedures set forth in our Amended and Restated Bylaws. Shareholders may also directly nominate directors for election at ESH REIT’s annual shareholders meeting by following the provisions set forth in our Amended and Restated Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider. See “Frequently Asked Questions—What is the deadline under our Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or to propose other matters to be considered at our 2021 annual meeting of shareholders?” for additional information.

Proxy Access Director Nominations

In addition to advance notice procedures, our Amended and Restated Bylaws also include provisions permitting, subject to certain specified terms and conditions, shareholders who have maintained continuous qualifying ownership of at least 3% of outstanding common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. Eligible shareholders who wish to nominate a proxy access candidate must follow the procedures described in our Amended and Restated Bylaws. Proxy access candidates and the shareholder nominators meeting the qualifications and requirements set forth in our Amended and Restated Bylaws will be included in ESH REIT’s proxy statement and ballot. To be timely, an eligible shareholder’s proxy access notice must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, no earlier than 150 days and no later than 120 days before the one-year anniversary of the date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in our Amended and Restated Bylaws.

Meetings of the Board and Committees

During 2019, the Board held four regular meetings and four telephonic special meetings, in addition to taking various actions by unanimous written consent. During 2019, each incumbent director attended at

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least 75% of the total meetings of the Board held during the period in which he or she was a director and the total number of meetings held by all of the committees of the Board on which he or she served during the period of his or her service on the committee. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who were then serving on the Board attended the 2019 annual shareholders meeting.

Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chair of executive sessions. Independent directors meet in an executive session that excludes management and affiliated directors, if any, at least once per year.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chair of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of ESH REIT, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chair will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is composed solely of independent directors. Each committee operates under its own written charter approved by the Board, copies of which are available on the investor relations section of our website at www.aboutstay.com.

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The following table shows the current membership of each committee of our Board and the number of meetings held by each committee during 2019:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Kapila K. Anand	Chair		Member

Neil T. Brown		Member	Member

Steven E. Kent	Member		Chair

Lisa Palmer	Member	Chair

Simon M. Turner(1)		Member

Number of 2019 Meetings†	8	4	4

†	During 2019, each committee also took actions by unanimous written consent.
(1)	Mr. Turner did not attend any meetings in 2019 as he was elected to the Board on March 26, 2020.

Audit Committee

The Audit Committee currently consists of Ms. Anand, Mr. Kent, and Ms. Palmer. Ms. Anand is the Chair of the Audit Committee. The Board has determined that each Audit Committee member qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and as “independent” as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the NASDAQ listing standards.

The principal duties and responsibilities of the Audit Committee are set forth in its written charter, and include, among other things, to oversee and monitor:

>	the integrity and adequacy of our auditing, accounting and financial reporting processes and internal control systems;

>	the quality and integrity of our financial statements;

>	the independence, qualifications and performance of our independent auditor;

>	the performance of our internal audit function;

>	our enterprise risk management framework and our policies and procedures for risk management; and

>	our compliance with legal, ethical and regulatory matters.

The Audit Committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions—Related Party Transaction Policy.” Additional information about the responsibilities of the Audit Committee and its activities during 2019 are also described in the Audit Committee Report contained in this Proxy Statement.

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Compensation Committee

The Compensation Committee currently consists of Mr. Brown, Ms. Palmer, and Mr. Turner. Ms. Palmer is the Chair of the Compensation Committee. The Board has determined that each Compensation Committee member is “independent” as defined by the NASDAQ listing standards.

The principal duties and responsibilities of the Compensation Committee are set forth in its written charter, and include, among other things:

>	to establish and review our overall compensation philosophy;

>

to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and the executive’s performance in light of those established goals and objectives;

>	to review and approve executive compensation programs and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

>	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of ESH REIT;

>	to review and make recommendations to the Board with respect to certain shareholder proposals regarding executive compensation;

>	to oversee the preparation of compensation disclosures required in accordance with the rules of the SEC; and

>	to provide regular reports to the Board and take such other actions as are necessary and consistent with governing law and ESH REIT’s organizational documents.

The Compensation Committee has the authority to and does engage the services of independent advisors, experts and others to assist it from time to time. In accordance with this authority, the Compensation Committee has engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent compensation consultant, as described under “Executive Compensation—Compensation Discussion and Analysis—Our Decision Making Process.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Ms. Anand, Mr. Brown, and Mr. Kent. Mr. Kent is the Chair of the Nominating and Corporate Governance Committee. The Board has determined that each Nominating and Corporate Governance Committee member is “independent” as defined by the NASDAQ listing standards.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter, and include, among other things:

>	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

16 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

>	to make recommendations regarding candidates submitted by our shareholders;

>	to review the adequacy of the certificate of incorporation and bylaws and recommend to the board certain proposed amendments for consideration by the shareholders;

>	to periodically review the Corporate Governance Guidelines and the charter, composition and performance of each committee of the Board;

>	to make recommendations to the Board regarding Board governance matters and practices; and

>	to oversee the evaluation of the Board and management.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2019, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Director Compensation

At the Board’s regular meeting in May 2019, the Compensation Committee affirmed the existing director compensation program that provides the following:

>

Except as provided below, each independent director receives an annual cash retainer of $90,000 and an annual equity retainer with a value at grant of $100,000. Equity retainers are granted in restricted stock units that vest one year from the day of the grant.

>	The Chairs of the Board and of each Committee receive an additional cash retainer in the following amounts:

Chair	Additional cash retainer

Board	$25,000

Audit Committee	$15,000

Compensation Committee	$10,000

Nominating and Corporate Governance Committee	$7,500

The Board Chair does not receive any additional cash retainer to the extent he or she serves as a Committee Chair.

>

Mr. Haase, Mr. Geoga and Ms. Anand also serve on the Board of Directors of the Corporation. Although the Boards of Directors of ESH REIT and of the Corporation represent different interests, there is substantial overlap in the materials upon which the members of each Board of Directors rely in preparing for meetings and otherwise serving as directors. Recognizing that the incremental work required to serve on the second board is less than twice the effort of serving on a single board, Mr. Geoga and Ms. Anand each receive a total annual cash retainer of $120,000 and an annual equity

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 17

retainer with a value at grant of $150,000 for their service on both Boards, the cost of which is split evenly between ESH REIT and the Corporation. The compensation paid to Ms. Anand and Mr. Geoga for serving as Committee or Board Chairs is not affected. Mr. Haase does not receive compensation for serving on the Board of Directors of ESH REIT and the Corporation since his appointment as President and CEO.

The Compensation Committee previously adopted an amendment to the director compensation program permitting each director to receive the value of his or her cash retainers in Paired Shares.

The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2019.

Director	Fees earned or paid in cash	Stock Awards(1)		All Other Compensation(2)	Total

Douglas G. Geoga	$—	$73,177	(3)	$85,000	$158,177

Kapila K. Anand	$75,000	$73,177	(4)	$—	$148,177

Neil T. Brown	$—	$97,564	(5)	$90,000	$187,564

Steven E. Kent	$97,500	$97,564	(6)	$—	$195,064

Lisa Palmer	$100,000	$97,564	(7)	$—	$197,564

Bruce N. Haase	$—	$97,564	(8)	$80,217	$177,781

Simon M. Turner	$—	$—	(9)	$—	$—

Jonathan S. Halkyard	$—	$—	(10)	$—	$—

(1)

The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2019 of the Corporation and ESH REIT.

(2)	The amounts included in the “All Other Compensation” column represent the fair value of shares issued in lieu of cash at the election of each Board member.

(3)

On May 30, 2019, Mr. Geoga was granted 4,225 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(4)

On May 30, 2019, Ms. Anand was granted 4,225 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(5)

On May 30, 2019, Mr. Brown was granted 5,633 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(6)

On May 30, 2019, Mr. Kent was granted 5,633 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(7)

On May 30, 2019, Ms. Palmer was granted 5,633 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(8)

On May 30, 2019, Mr. Haase was granted 5,633 restricted stock units. These restricted stock units are scheduled to vest on May 30, 2020. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date. Following his appointment as Chief Executive Officer and President on November 22, 2019, Mr. Haase did not receive any additional compensation for services as a director of ESH REIT. Mr. Haase’s compensation for services rendered as an executive officer of ESH REIT is reported in the Summary Compensation Table.

18 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

(9)	Mr. Turner did not receive any compensation for 2019 as he was elected to the Board on March 26, 2020.

(10)

Mr. Halkyard did not receive any compensation for services rendered during 2019 as a director of ESH REIT. Mr. Halkyard’s compensation for services rendered as President and Chief Executive Officer of ESH REIT is reported in the Summary Compensation Table.

Actions in 2020

As a result of the COVID-19 pandemic and its related impact on the Company’s business operations, on April 3, 2020, the members of the Board of Directors of the Corporation agreed to a twenty percent (20%) reduction of their cash-based fees for the second quarter of 2020.

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proposal 2:

say-on-pay

2

Proposal No. 2

An advisory vote on ESH REIT’s executive compensation.

Recommendation

The Board unanimously recommends that you vote “FOR” Proposal No. 2 to approve, on an advisory basis, the compensation paid to our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules.

Section 14A of the Exchange Act requires ESH REIT to request shareholder approval, on an advisory basis, of the compensation paid to our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules. This proposal is commonly known as a “say-on-pay” proposal.

As part of the Compensation Committee’s efforts to ensure that the interests of our NEOs are aligned with those of our shareholders, the Compensation Committee considers the results of ESH REIT’s prior shareholder advisory votes on executive compensation. Our most recent say-on-pay vote was held in 2019 and yielded an approval by 99.55% of the votes cast. The Committee considers these results to reflect substantial shareholder support of ESH REIT’s executive compensation program, and has continued to consider shareholder feedback when reviewing, designing and implementing our executive compensation program.

The Compensation Discussion and Analysis (“CD&A”) beginning on page 22 of this Proxy Statement sets forth detailed information about our executive compensation program. Our executive compensation program is designed to (i) attract, engage and retain a high quality workforce that helps achieve immediate and longer term success and (ii) motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives. We believe that our executive compensation program accomplishes these objectives while remaining strongly aligned with the long-term interests of our shareholders.

As an advisory vote, this proposal is not binding upon ESH REIT. However, our Compensation Committee will continue to use shareholder feedback, both as expressed by your say-on-pay vote and as provided directly to us, as an important consideration in making future NEO compensation decisions.

The Board therefore recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of ESH REIT approve, on an advisory basis, the compensation of ESH REIT’s named executive officers for fiscal 2019, as disclosed within this Proxy Statement pursuant to the compensation disclosure rules of the Exchange Act (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, summary executive compensation tables and related narrative information contained in this Proxy Statement.

20 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

EXECUTIVE OFFICERS

The following table sets forth, as of April 8, 2020, the name and age of our executive officers and the positions and offices they currently hold:

Name	Age	Position

Bruce N. Haase	59	President and Chief Executive Officer

Brian T. Nicholson	50	Chief Financial Officer

Christopher N. Dekle	48	General Counsel and Corporate Secretary

Howard J. Weissman	51	Corporate Controller and Chief Accounting Officer

Judi Bikulege	57	Chief Investment Officer

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 8, 2020:

Brian T. Nicholson has served as the Chief Financial Officer of ESH REIT and the Corporation since May 2018. Mr. Nicholson previously served as Chief Financial Officer of The Fresh Market, Inc. from September 2016 to May 2018 where he also served as Interim Chief Executive Officer from June 2017 to September 2017. From September 2015 to July 2016, Mr. Nicholson was the Executive Vice President and Chief Financial Officer of Driven Brands, Inc. From June 2012 to September 2015, Mr. Nicholson was the Vice President of Financial Planning & Analysis for the Corporation. He previously served in finance, strategy, and consulting roles for The Fresh Market, Inc. and ScottMadden, Inc.

Christopher N. Dekle has served as General Counsel and Corporate Secretary of ESH REIT and the Corporation since June 2018. Mr. Dekle has previously served as Deputy General Counsel, Vice President and Assistant Secretary from October 2013 to June 2018. He previously served as General Counsel and Vice President from April 2010 to October 2013, as Assistant General Counsel from January 2007 to April 2010, and Corporate Counsel from July 2005 to December 2007 at HVM LLC. From 2003 to 2005, he was General Counsel for Employers Life Insurance Corporation. From 1997 to 2003, Mr. Dekle was in private practice.

Howard J. Weissman has served as Chief Accounting Officer of ESH REIT and the Corporation and Corporate Controller of ESH REIT since May 2015 and Corporate Controller of the Corporation since November 2013. He previously served as Corporate Controller at HVM LLC from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 21

Judi Bikulege has served as Chief Investment Officer of ESH REIT since March 2020. Previously, Ms. Bikulege held various leadership positions in the Corporation’s real estate development organization. Prior to joining the Corporation In March 2017, Ms. Bikulege was a private consultant focusing on the hospitality industry beginning in January 2014. She also served as Executive Vice President of Capital Markets for Gencom, as well as Senior Vice President of Business Affairs at Morgan Hotel Group (formerly known as Ian Schrager Hotels) and Vice President of Mergers and Acquisitions for Patriot American Hospitality. Earlier in her career, Ms. Bikulege held financial and operational positions at Fine Hotels and Richfield Management Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

This CD&A explains our executive compensation program for our NEOs listed below. The CD&A also describes the process followed by the Compensation Committee for making pay decisions, as well as its rationale for specific decisions related to 2019 compensation.

2019 CD&A At-A-Glance
This year’s CD&A again reviews the objectives and elements of ESH REIT’s executive compensation program and discusses the 2019 compensation earned by our NEOs. During 2019, we:
Successfully executed on the transition of our CEO	Seamlessly transitioned Mr. Haase into the role of President and CEO effective November 22, 2019
Continued shareholder-friendly policies	Continued to include double-trigger change-in-control vesting and clawback provisions in all 2019 equity grants
Maintained improved incentive plan structure	Continued to avoid performance measures that were duplicated in our incentive plans and maintained the weighting of relative Total Shareholder Return (rTSR) in our long-term plan

2019 saw important achievements for the Company and our shareholders, with the Company returning approximately $300 million to our shareholders through dividends and share repurchases and growth in our franchise and development program. More information about these actions, our 2019 business achievements, and the resulting compensation actions taken by the Compensation Committee are summarized in the following narrative.

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In 2019, our NEOs were:

Name	Title

Bruce N. Haase(1)	President and Chief Executive Officer

Brian T. Nicholson	Chief Financial Officer

James G. Alderman Jr.(2)	Former Chief Asset Merchant

Christopher N. Dekle	General Counsel and Corporate Secretary

Howard J. Weissman	Corporate Controller and Chief Accounting Officer

Jonathan S. Halkyard(3)	Former President and Chief Executive Officer

(1)	On November 21, 2019, the Board of Directors approved the appointment of Mr. Haase as President and Chief Executive Officer, effective November 22, 2019.

(2)	Mr. Alderman resigned from his position as Chief Asset Merchant on March 2, 2020, effective as of March 13, 2020.

(3)	Mr. Halkyard resigned from his position as President and Chief Executive Officer, effective November 21, 2019.

Executive Summary

2019 Say-On-Pay and Shareholder Outreach

Each year, we carefully consider the results of our shareholder say-on-pay vote from the preceding year. We also take into account the feedback we receive from our major shareholders. At our 2019 Annual Meeting of Shareholders, more than 96% of shares cast voted in favor of the advisory vote on executive compensation.

We also view a continuing, constructive dialogue with our shareholders as crucially important to ensuring that we remain aligned with their interests. To this end, we speak to almost all of our top 25 shareholders at least annually, which represent approximately 60% of our outstanding shares. During 2019, our investor relations outreach extended to over 300 investor meetings and calls, which covered a broad range of topics including Company strategy and performance, governance, and executive compensation. Overall, and consistent with our say-on-pay results, our shareholders are supportive of our executive compensation program and its direction. We will continue to keep an open dialogue with our shareholders to help ensure that we have a regular pulse on investor perspectives.

2019 CEO Compensation and CEO Transition Information

Mr. Halkyard entered into a separation letter agreement with ESH REIT, pursuant to which Mr. Halkyard resigned as President and Chief Executive Officer and as a director of ESH REIT, effective as of November 21, 2019. Pursuant to the separation letter agreement, Mr. Halkyard provided assistance and advisory services to the new President and Chief Executive Officer of the Corporation and ESH REIT as an employee of the Corporation from November 22, 2019 through February 25, 2020. Mr. Halkyard’s equity-based awards continued to vest in accordance with their terms through February 25, 2020 on which date Mr. Halkyard’s employment with the Corporation ended. Mr. Halkyard was eligible to vest through the end of December 31, 2019 in respect of his performance-based restricted stock units granted in 2017, and his performance-based restricted stock units granted in 2018 and 2019 were forfeited on November 21, 2019.

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On November 21, 2019, the Board of Directors of ESH REIT appointed Mr. Haase, who was serving at the time as a director of ESH REIT, as President and Chief Executive Officer of ESH REIT, effective as of November 22, 2019, and he continues to serve as a director of ESH REIT. In connection with Mr. Haase’s appointment as President and Chief Executive Officer, the Corporation, ESH REIT, and Mr. Haase entered into an offer letter. The offer letter provides that for the period commencing on November 22, 2019 through the end of December 31, 2021, Mr. Haase will be entitled to an annual base salary in cash at the rate of $100,000 per annum and receive a grant of restricted stock units in respect of 175,000 Paired Shares under the terms of the Amended and Restated Extended Stay Long Term Incentive Plan (“LTIP”). The restricted stock units (“RSUs”) will vest in respect of 7,000 Paired Shares on the last day of each calendar month beginning in December 2019 and ending in December 2021, subject to Mr. Haase’s continued employment on each vesting date. In the event that Mr. Haase’s employment is terminated by the Corporation without Cause (as defined in the LTIP) before the last day of the calendar month, then the 7,000 RSUs that would have vested in that calendar month will instead vest on a pro rata basis through Mr. Haase’s termination date. In addition, Mr. Haase will not participate in the annual bonus program in respect of 2019 service, nor in 2020 or 2021. Commencing in 2021, Mr. Haase will be eligible for equity-based grants pursuant to the LTIP in an amount determined by the Boards of Directors of the Corporation and ESH REIT or the Compensation Committees thereof. This compensation structure was designed by the Compensation Committee, with input from Mr. Haase, to emphasize performance-based compensation such that the value of Mr. Haase’s compensation package including the cash salary and grant date fair value of the Paired Share grant is approximately equal to the annual cash and annual bonus compensation of his predecessor, but because almost 98% of this value is in the form of Paired Shares, Mr. Haase will directly participate, in the same way as the Company’s shareholders, in any increase or decrease in the value of those Paired Shares. Both the Compensation Committee and Mr. Haase believe that this unique structure sets the appropriate tone and motivation for Mr. Haase during this initial phase of his tenure as the Company’s President and Chief Executive Officer. As described above, additional future incentives will be made available to Mr. Haase, generally beginning in 2021, based on the appropriate performance goals and strategic plans of the Company at that time. Mr. Haase participates in the standard package of employee benefits maintained by the Corporation’s subsidiary, ESA Management LLC (“ESA Management”) to provide employees, including the NEOs, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

Mr. Haase’s target compensation as set forth above, when compared to our peer group (which we describe under the section entitled “The Role of Peer Groups”), is in the 25th percentile, with 98% of his compensation package being payable in equity. Furthermore, this is a significant shift in compensation as compared to Mr. Halkyard’s 2019 target compensation, which was comprised of a $900,000 base salary, a target annual bonus opportunity of 100% of his base salary, and grant date fair value of equity of approximately $3,200,000. Mr. Halkyard’s target direct compensation, as compared to the target direct compensation for CEOs of our peer companies, was also in the 25th percentile, but only 65% of his compensation package was payable in equity.

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Each of Mr. Haase’s and Mr. Halkyard’s annualized compensation, as compared to the compensation for CEOs of our peer companies, was as follows (amounts shown in thousands):

*

The LTI portion of Mr. Haase’s compensation includes both the 175,000 restricted stock units granted in respect of his base compensation package and the 100,000 service-based restricted stock units granted on December 2, 2019.

Additional Executive Officer Transition Information

Mr. Alderman resigned from his position as Chief Asset Merchant of the Corporation and ESH REIT on March 2, 2020, effective as of March 13, 2020.

Compensation Practices & Policies

We believe our compensation practices and policies promote sound compensation governance and are in the best interests of our shareholders and executives:

We do have:	We don’t have:

Heavy emphasis on variable compensation	Significant perquisites

Performance-weighted long-term incentive awards	“Single-trigger” termination payments upon a change in control

Shareholder-centric stock ownership guidelines	Hedging of Corporation stock

Clawback provisions	Pledging of Corporation stock

Independent compensation consultant	Multi-year guarantees for salary increases

Regular risk assessments	Tax gross-ups on termination payments following a change in control

“Double-trigger” termination payments upon a change in control	Executive agreements

Annual reviews of share utilization

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 25

Executive Compensation Program Guidelines

Philosophy

The philosophy underlying our executive compensation program is to employ the best leaders in our industry to ensure we execute on our business goals, promote both short-and long-term profitable growth of ESH REIT, and create long-term shareholder value. To this end, other than for our President and Chief Executive Officer whose compensation is substantially tied to the long-term value of the Company’s common stock (please see “2019 CEO Compensation and CEO Transition Information” for a discussion on the President and Chief Executive Officer’s compensation package), our program is grounded by the following guiding principles:

Pay for Performance	A significant portion of an NEO’s total compensation should be variable and dependent upon the attainment of certain specific and measurable annual and long- term business performance objectives.

Shareholder Alignment	NEOs should be compensated through pay elements (base salaries, annual and long-term equity incentives) designed to create long-term value for our shareholders, as well as foster a culture of ownership.

Attraction and Retention	The executive compensation program should enable ESH REIT to attract highly-talented people with exceptional leadership capabilities and retain high-caliber talent.

Elements of Compensation

Our compensation philosophy is supported by the following principal compensation elements:

Base salary	Base salary provides a predictable level of current income to provide the NEO with a certain amount of stability and assists ESH REIT in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the NEOs for achieving critical, short-term financial performance goals, as well as achieving individual objectives.

Long-term equity-based awards	Grants of time-based and performance-based restricted stock units under the Amended and Restated ESH Hospitality Long-Term Incentive Plan (the “Equity Incentive Plan”) provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support ESH REIT’s retention strategy.

Participation in general employee benefit programs	A standard package of employee benefits is maintained by the Corporation’s subsidiary, ESA Management to provide employees, including the NEOs, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

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Our Decision Making Process

The Role of the Compensation Committee

The Compensation Committee oversees the executive compensation program for our NEOs. The Committee consists entirely of independent non-employee members of the Board. The Committee works closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed at the investor relations section of our website at www.aboutstay.com.

The Committee makes all final compensation and equity award decisions regarding our NEOs. The Committee, together with management, also reviews our compensation practices and policies with regard to risk management and has determined that there are no policies or practices that are likely to lead to excessive risk-taking or have a material adverse effect on ESH REIT.

The Role of Management

While only Committee members make decisions regarding executive compensation, at the request of the Committee, members of our senior management team typically attend meetings during which executive compensation, company and individual performance, and competitive compensation levels and practices are discussed and evaluated. The Committee also receives recommendations from the CEO regarding the compensation of our other executive officers, including the other NEOs. The CEO does not participate in the deliberations of the Committee regarding his own compensation.

The Role of the Independent Consultant

Pursuant to authority granted to it under its charter, the Committee engages Pearl Meyer as its independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pearl Meyer reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC rules and has determined that work performed by Pearl Meyer does not create a conflict of interest.

The Role of Peer Groups

As part of our compensation philosophy, our executive compensation program is designed to attract, motivate and retain our NEOs in an increasingly competitive and complex talent market. As such, the Committee evaluates industry-specific and general market compensation practices and trends to ensure that our program remains appropriately competitive.

For all of the NEOs, cash compensation amounts have been set to provide a certain degree of financial security at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the annual incentive program has been designed to meaningfully reward strong annual Company performance, in order to motivate participants to strive for the Company’s continued growth and profitability. In 2019, the compensation program continued to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies.

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The Committee periodically considers publicly-available data for informational purposes when making its compensation-related decisions. However, market data is not the sole determinant of ESH REIT’s practices or executive compensation levels. When determining base salaries and incentive opportunities for the NEOs, the Committee also considers the performance of ESH REIT and the individual, the nature of an individual’s role within ESH REIT, as well as experience and contributions in his or her current role.

Each year, with the support of Pearl Meyer, the Committee reviews the previous year’s peer group to ensure it remains valid for benchmarking purposes and makes adjustments as necessary to reflect changes in business strategy and circumstances (e.g. acquisitions or mergers).

For purposes of setting compensation in 2018 for the 2019 calendar year, the Committee, based on recommendations from Pearl Meyer, approved the following Compensation Peer Group, which includes the eighteen c-corp peer companies and eleven REIT peer companies listed below.

C-Corp Peers	REIT Peers

Boyd Gaming Corporation	Apple Hospitality Trust, Inc.

Brinker International, Inc.	Ashford Hospitality Trust, Inc.

Cedar Fair, L.P.	DiamondRock Hospitality Company

Choice Hotels International, Inc.	Host Hotels & Resorts, Inc.

Churchill Downs Incorporated	LaSalle Hotel Properties(2)

Dave & Buster’s Entertainment, Inc.	MGM Growth Properties LLC

Dine Brands Global, Inc.	Park Hotels & Resorts, Inc.

Dunkin Brands Group, Inc.	RLJ Lodging Trust

Hilton Grand Vacations, Inc.	Ryman Hospitality Properties, Inc.

Hyatt Hotels Corporation	Sunstone Hotel Investors, Inc.

ILG, Inc.(1)	Xenia Hotels & Resorts, Inc.

Marriott Vacations Worldwide Company

Red Rock Reports, Inc.

SeaWorld Entertainment, Inc.

Six Flags Entertainment Corporation

The Wendy’s Company

Vail Resorts, Inc.

Wyndham Destinations, Inc.

(1)	In 2018, ILG, Inc. was acquired by Marriott Vacations Worldwide Company.
(2)	In 2018, LaSalle Hotel Properties was acquired by Pebblebrook Hotel Trust.

28 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

2019 Executive Compensation Program in Detail

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, ESH REIT believes that the base salary level should be aligned with the NEO’s position, duties and experience, be reasonable relative to the other NEOs’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

The Compensation Committee reviews the compensation of each of the NEOs each year, including base salary, and makes changes based on performance and a review of market compensation.

NEO	Salary Through May 4, 2019(1)	Salary Adjustment %	Salary Adjustment $	Salary Effective May 4, 2019

Bruce N. Haase(1)	N/A	N/A	N/A	N/A

Brian T. Nicholson	$460,000	2.25%	$10,350	$470,350

James G. Alderman Jr.	$430,000	3.00%	$12,900	$442,900

Christopher N. Dekle	$375,000	3.00%	$11,250	$386,250

Howard J. Weissman	$259,932	3.00%	$7,798	$267,730

Jonathan S. Halkyard	$900,000	3.00%	$27,000	$927,000

(1)

Mr. Haase was appointed to the position of Chief Executive Officer and President on November 22, 2019. Accordingly, his base salary is not reported on this table which otherwise reports the base salary changes approved for the NEOs on May 4, 2019.

Pursuant to the terms of Mr. Haase’s offer letter, effective as of November 22, 2019, his base compensation consists of cash in the amount of $100,000 per annum and a grant of 175,000 restricted stock units, which vest in respect of 7,000 Paired Shares on the last day of each calendar month beginning in December 2019 and ending in December 2021. The determination to grant to Mr. Haase equity-based payments as part of his base compensation was structured to tie his pay to the performance of the Company’s stock over time. The Company’s determination of the number of restricted stock units granted to Mr. Haase was based on the value of the per share price of the Company’s stock on or about the date that Mr. Haase was appointed as the Chief Executive Officer and President. The total value of his cash-based and equity-based base compensation payments is intended to equal the approximate value of Mr.  Halkyard’s 2019 base salary amount.

Annual Cash Incentive Awards

The 2019 Annual Incentive Program provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual award payouts depend on the achievement of pre-established performance objectives and can range from 0% to 200% of target award amounts. For 2019, each of Messrs. Halkyard, Dekle, Nicholson, and Alderman was eligible to earn a target annual award equal to 100% of his annual base salary. Mr. Weissman was eligible to earn a target annual award equal to 35% of his annual base

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salary. Under the terms of his offer letter, Mr. Haase was not eligible to earn an annual award or an annual cash bonus for the 2019 performance period. The Committee also considered market data in setting the following threshold, target and maximum award opportunities for 2019:

			Annual Incentive Opportunity

NEO	Base Salary		Threshold (50% of Target)	Target	Maximum (200% of Target)

Bruce N. Haase	$100,000	(1)	N/A	N/A	N/A

Brian T. Nicholson	$470,350		$235,175	$470,350	$940,700

James G. Alderman Jr.	$442,900		$221,450	$442,900	$885,800

Christopher N. Dekle	$386,250		$193,125	$386,250	$772,500

Howard J. Weissman	$267,730		$46,853	$93,706	$187,411

Jonathan S. Halkyard(2)	$927,000		$463,500	$927,000	$1,854,000

(1)

In addition to the cash-based portion of Mr. Haase’s base salary, Mr. Haase also was granted 175,000 restricted stock units, which vest in respect of 7,000 Paired Shares on the last day of each calendar month beginning in December 2019 and ending in December 2021, as further discussed under the “Base Salary” section above. Mr. Haase is not entitled to receive an award in respect of the Annual Incentive Program under the terms of his offer letter for 2019.

(2)	Mr. Halkyard did not receive a 2019 annual bonus in accordance with the terms of his separation letter agreement.

The CEO’s direct reports are eligible to earn bonuses in the range of 0% to 200% of their individual annual bonus target based on (1) the achievement of the Company’s 2019 Adjusted EBITDA goal and (2) the executive’s individual performance contributions toward the achievement of the Company’s 2019 Adjusted EBITDA goal. The Company must achieve the threshold Adjusted EBITDA for any annual cash incentive award to be paid.

The achievement of the Company’s 2019 Adjusted EBITDA goal represents 80% of the individual annual incentive award.

Individual performance, which represents 20% of the individual annual incentive award, was determined based on the executive’s individual performance as evaluated by the CEO and reviewed and approved by the Compensation Committee. The outcome of this assessment could have earned the executive from 0% to 200% of this portion of the executive’s annual bonus.

Adjusted EBITDA provides a useful measure of the Company’s financial performance and the ongoing operations of its business, since the adjustments exclude certain expenses that are not indicative of ongoing core operating results. Consistent with the Compensation Committee’s philosophy to set target payout levels such that the relative difficulty of achieving the goal is anticipated to be generally consistent from year to year, for 2019, the target Adjusted EBITDA performance level represented a 2.2% decrease over the pre-adjustment 2018 performance levels. Further, the target Adjusted EBITDA performance level reflects (when set) the expectations of the general economic and industry factors for the coming year and the results of management’s initiatives to improve the performance of the Company.

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The following table summarizes the threshold, target and maximum Adjusted EBITDA goals, as well as actual results for fiscal 2019. Straight-line interpolation is applied for performance above threshold. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company, as defined in our combined annual report on Form 10-K for the year ended December 31, 2019.

Performance Measure	Threshold	Target	Maximum	Actual

Adjusted EBITDA (in millions)	$550	$586	$610	$535.1

Based on the above results and other adjustments, the Compensation Committee determined that the Company’s actual Adjusted EBITDA for purposes of determining achievement under the plan was $535.1 million, and therefore the threshold level of performance for this measure was not achieved and no awards were paid under this plan.

Transition-Related Bonuses

Given the efforts of certain executives throughout the year, their continued dedicated performance during the significant leadership transition during 2019, and their focus on creating long-term shareholder creation, in February 2020, the Compensation Committee approved special bonuses for certain of the executive officers, with values ranging from $72,500 to $284,280. Half (50%) of these bonuses were paid in cash and half (50%) of these bonuses were paid in time-based restricted stock, which will vest one year from the date of the grant, subject to continued employment on the vesting date. Under this arrangement, Messrs. Nicholson, Alderman, Dekle and Weissman earned cash bonuses of $141,090, $132,870, $115,860, and $72,500, respectively. Neither Mr. Halkyard nor Mr. Haase was eligible to receive a 2019 cash bonus under the terms of his separation letter agreement or offer letter agreement, respectively. The 2019 discretionary bonuses were paid in February 2020 and, except for Mr. Weissman who did not receive an equity-based award, the corresponding restricted stock units grants were also awarded in February 2020 based on the same value as the cash award.

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Equity Incentive Awards

Our NEOs are eligible for long-term equity incentives, all of which are issued under the terms of our Equity Incentive Plan, which is designed to provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support ESH REIT’s retention strategy. To this end, our approach to long-term incentive compensation includes a combination of performance-based and time-vested equity awards. Vesting in connection with a change in control is on a “double-trigger” basis, meaning that an NEO must cease employment in connection with a change in control in order to be entitled to accelerated vesting. The following table summarizes grants made in 2019.

Type of Equity Award	Weighting	Description

Performance-Based Restricted Stock Units	50%	The entire performance award vests based on rTSR against a group of peer companies over a three-year performance period.

Service-Based Restricted Stock Units	50%	The service-based awards vest one-third per year over three years.

The table below shows the long-term incentive award values granted for fiscal 2019 for each of the NEOs (as presented in the Grants of Plan-Based Awards Table). Mr. Haase did not receive a grant of performance-based restricted stock units in 2019 because he was not an employee on the date that such awards were granted.

NEO	Performance-Based RSUs (rTSR) (50%)		Time-Based RSUs (50%)		Total Value

Bruce N. Haase	N/A	(1)	275,000	(2)	$3,987,500

Brian T. Nicholson	13,805		13,806		$449,370

James G. Alderman Jr.	12,905		12,905		$420,058

Christopher N. Dekle	11,254		13,255		$400,975

Howard J. Weissman	2,340		2,341		$76,184

Jonathan S. Halkyard	96,038		96,039		$3,126,054

(1)	Mr. Haase was not employed by the Company on the date on which performance-based RSUs were granted.

(2)	Represents both a grant of 175,000 service-based RSUs as part of Mr. Haase’s base pay and a grant of 100,000 service-based restricted stock units in each case made on December 2, 2019.

Relative Total Shareholder Return Grants

rTSR: 2019-2021 Performance Cycle. The performance-based restricted stock units granted in 2019 are subject to rTSR targets (“rTSR RSUs”) and are eligible to vest at the end of a three-year performance period based on the rTSR of the Company as compared to the results of a specific peer group (see list

32 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

below) during the three-year performance period. Payouts can range from 0% to 150% based on the Company’s TSR achievement versus that of the peer group. If the Company’s TSR is negative, the maximum payout is limited to 100%.

Performance Level	Performance Ranking	Paired Shares Earned as a Percentage of Target

< Threshold	< 35th percentile	0%

Threshold	35th percentile	50%

Target	Median	100%

Maximum	75th percentile	150%

*	Straight-line interpolation is applied for performance between threshold and target, and target and maximum, subject to a maximum payout of 100% if the Company’s TSR is negative.

With respect to the rTSR RSUs granted in 2019, the specific comparator group consisted of the following 16 companies: Ashford Hospitality Trust, Braemar Hotels & Resorts Inc., Chatham Lodging Trust, Chesapeake Lodging Trust, Choice Hotel International, DiamondRock Hospitality, Hersha Hospitality Trust, Hilton Worldwide Holdings, Host Hotels and Resorts, Hyatt Hotels, Marriott International, RLJ Lodging Trust, Service Properties Trust (f/k/a Hospitality Properties Trust), Summit Hotel Properties, Sunstone Hotel Investors, and Wyndham Destinations (f/k/a Wyndham Worldwide).

Achievement of Vesting for Prior Year Awards

As described above, for 2018 and 2019 equity award grants, 100% of the performance-based portion of long-term incentive compensation vests based on achievement of a three-year rTSR performance period.

Prior to 2018, our NEOs were granted performance-based restricted stock units subject to (i) Adjusted EBITDA performance goals (“EBITDA RSUs”) (which constituted 35% of the total number of the restricted stock units granted), one-third of which were scheduled to vest each year over a three-year period subject to annual Adjusted EBITDA goals and (ii) rTSR targets (which constituted 35% of the total number of restricted stock units granted), which are scheduled to vest at the end of a three-year performance period based on the rTSR of the Company as compared to the results of a specific peer group selected for the year in which the award is granted.

Following the 2019 performance period, the Committee determined that based on Adjusted EBITDA for performance measure results of $535.1 million for the 2019 performance period, 0% of the target was earned for the last outstanding tranche of the EBITDA RSUs granted in 2017. Accordingly, the last tranche of the 2017 outstanding EBITDA RSUs did not vest.

The Committee also determined that the rTSR RSUs granted in 2017 vested as to 70.6%, which measured performance as compared against the relevant peer group over the three-year period of 2017

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 33

through 2019. Accordingly, 70.6% of the 2017 rTSR RSU awards vested and the rTSR RSUs granted in 2018 and 2019 remain outstanding and eligible to vest at the end of their respective performance periods.

Vested Over the 2019 Annual Performance Period(1)

NEO	2017 rTSR RSUs

Bruce N. Haase	N/A

Brian T. Nicholson	N/A

James G. Alderman Jr.	5,981

Christopher N. Dekle	1,166

Howard J. Weissman	1,072

Jonathan S. Halkyard	8,512

(1)	Neither Mr. Haase nor Mr. Nicholson were employed by the Company on the date on which the 2017 rTSR restricted stock unit awards were granted.

Other Practices, Policies and Guidelines

Stock Ownership Guidelines

Because we believe holding equity interests in ESH REIT will discourage executives and members of our Board from taking excessive business risks, we maintain stock ownership guidelines to encourage our key executives to own stock at least equal in value to a multiple of base salary as follows: the Chief Executive Officer, five times; the Chief Financial Officer, four times; and each of our other NEOs, three times. Shares that count towards satisfaction of these stock ownership guidelines generally include shares owned by the participant, vested restricted stock units and unvested time based restricted units. Our NEOs generally have a five-year period to meet the holding requirements from the date they first become subject to the guideline. As of December 31, 2019, each of our NEOs had met or was within his prescribed five-year period to meet the holding requirements.

Prohibition on Speculative Transactions in Company Securities

We prohibit the NEOs, other executive officers, and our directors from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, ESH REIT prohibits our NEOs from entering into transactions that include (without limitation) equity swaps or short sales of our securities and hedges or monetization transactions involving Company securities that are designed to hedge or offset any decrease in the market value of securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on Company securities is prohibited under this policy. NEOs, other executive officers, and our directors are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

Clawback Policy

Effective January 1, 2018 we implemented a clawback policy that covers all NEOs. The policy provides, among other things, that in the event of fraud or other intentional misconduct that necessitates a

34 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

restatement of the Corporation’s financial results (including, without limitation, any accounting restatement due to material noncompliance with any financial reporting requirement), the Board has the discretion to require NEOs to reimburse the Company with any share-based or bonus compensation that had been previously paid but was in excess of what would have been earned under the results reflected in the restated financial statements.

Benefit Programs

ESH REIT offers executive officers, including the NEOs, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan. Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial three-year service period. Each of the NEOs participates in the 401(k) Plan.

Effective June 9, 2016, ESA Management sponsors the ESA Management, LLC Deferred Compensation Plan, in which each of our NEOs may participate. For a summary of the participation by our NEOs in this plan, see “Deferred Compensation Plan.”

Perquisites

We provide limited perquisites to our NEOs when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina when they joined the Company.

Termination Arrangements

Each of the NEOs is entitled to severance benefits as a participant under the Executive Severance Plan. In addition, each of the NEOs is entitled to benefits upon a change in control pursuant to their equity award agreements. Each of these is described under “Potential Payments Upon Termination or Change in Control.”

Actions in 2020

Following a review of the overall executive compensation package of each of our NEOs, the Compensation Committee determined that it was appropriate for Mr. Haase, Mr. Nicholson, Mr. Alderman, and Mr. Dekle to receive grants of restricted stock units, which were approved by the Compensation Committee on February 6, 2020 pursuant to the Equity Incentive Plan.

As a result of the COVID-19 pandemic and its related impact on the Company’s business operations, on April 4, 2020, all the NEOs other than Mr. Haase agreed to a twenty percent (20%) reduction of her or his base salary for the period of April 4, 2020 through June 26, 2020. In addition, Mr. Haase has agreed to a twenty percent (20%) reduction of his base salary for the remainder of the 2020 calendar year.

Impact of Tax Consideration on Compensation

Prior to January 1, 2018, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limited ESH REIT’s deduction for compensation paid to the NEOs named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan was structured so that awards of stock options, stock appreciation rights and certain performance awards

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 35

would be granted in a manner that satisfied the exception under Section 162(m) of the Code for qualified “performance-based compensation,” and similarly, the Extended Stay America, Inc. Annual Incentive Plan was structured so that annual performance-based incentive awards made thereunder would also satisfy the exception under Section 162(m). However, although the Compensation Committee considered the impact of Section 162(m) of the Code in making its past compensation decisions, it believed the tax deduction was only one of several relevant considerations in setting compensation. Accordingly, if it deemed it appropriate to provide compensation that did not constitute qualified performance-based compensation, the Compensation Committee would do so and, in such event, certain portions of compensation paid to the NEOs may not have been deductible for federal income tax purposes by reason of Section 162(m) of the Code.

As a result of the Tax Cuts & Jobs Act passed at the end of 2017, the exception for performance-based compensation under Section 162(m) has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Under the new rules and applicable regulations, except for grandfathered amounts, compensation paid to our NEOs in excess of $1 million will not be tax deductible.

Report of the Compensation Committee of the Board

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Lisa Palmer, Chair

Neil T. Brown

Simon M. Turner

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Summary Compensation Table

The following table sets forth the portion of compensation paid to the NEOs that is attributable to services performed during the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017.

Name and Principal Position	Year	Salary(1)		Bonus		Stock Awards(2)			Non-Equity Incentive Plan Compensation		All Other Compensation			Total

Bruce N. Haase President and Chief Executive Officer	2019		$6,154		$—		$3,987,500			$—		$1,185	(3)		$3,994,839

Brian T. Nicholson Chief Financial Officer	2019 2018	$ $	465,971 460,000	$ $	40,000 —	$ $	449,370 294,000		$ $	141,090 188,701	$ $	4,847 2,377	(4)	$ $	1,101,278 945,078

James G. Alderman Jr. Former Chief Asset Merchant	2019 2018 2017	$ $ $	437,442 430,000 418,000	$ $ $	— — —	$ $ $	420,058 394,801 1,042,665		$ $ $	132,870 320,436 367,442	$ $ $	29,708 56,530 63,025	(5)	$ $ $	1,020,078 1,201,767 1,891,112

Christopher N. Dekle General Counsel and Corporate Secretary	2019 2018	$ $	381,490 375,000	$ $	— —	$ $	400,975 183,952		$ $	115,860 190,751	$ $	29,503 26,280	(6)	$ $	927,828 775,983

Howard J. Weissman Corporate Controller and Chief Accounting Officer	2019 2018 2017	$ $ $	264,731 259,932 252,361	$ $ $	— — —	$ $ $	76,184 71,514 77,431		$ $ $	72,500 82,788 77,639	$ $ $	16,855 15,350 7,086	(7)	$ $ $	430,270 429,584 414,517

Jonathan S. Halkyard Former President and Chief Executive Officer	2019 2018 2017	$ $ $	854,965 900,000 600,000	$ $ $	— — —	$ $ $	3,126,054 3,258,904 614,689	(8)	$ $ $	— 611,000 522,400	$ $ $	109,515 101,432 29,992	(9)	$ $ $	4,090,534 4,871,336 1,767,081

(1)

Mr. Haase’s salary reported in this table represents a prorated amount of his $100,000 cash-based annual base salary for the period commencing on November 22, 2019. For each of Messrs. Nicholson, Alderman, Dekle, Weissman and Halkyard, the amounts reported in this table reflect their base salary received through May 4, 2019 and their salary increase on May 4, 2019 through the end of the fiscal year, except in the case of Mr. Halkyard whose amount reflects his base salary received as of his departure on November 21, 2019.

(2)

The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2019 of the Corporation and ESH REIT.

(3)

This amount includes $1,185 in perquisites for cost of travel to and from Charlotte, North Carolina. All amounts paid to Mr. Haase as a director of ESH REIT, prior to his appointment as the Company’s President and Chief Executive Officer are reported under “Director Compensation” in this Proxy Statement.

(4)	This amount includes (i) $4,664 in matching contributions made to the 401(k) Plan on behalf of Mr. Nicholson and (ii) $183 in long-term disability costs paid by the Corporation.

(5)

This amount includes (i) $12,227 in distributions received with respect to Paired Shares received following settlement of Mr. Alderman’s vested restricted stock units, (ii) $8,759 in matching contributions made to the 401(k) Plan on behalf of Mr. Alderman, (iii) $8,539 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Alderman and (iv) $183 in long-term disability costs paid by the Corporation.

(6)

This amount includes (i) $11,036 in distributions received with respect to Paired Shares received following settlement of Mr. Dekle’s vested restricted stock units, (ii) $9,500 in matching contributions made to the 401(k) Plan on behalf of Mr. Dekle, (iii) $8,784 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Dekle and (iv) $183 in long-term disability costs paid by the Corporation.

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(7)

This amount includes (i) $8,730 in distributions received with respect to Paired Shares received following settlement of Mr. Weissman’s vested restricted stock units, (ii) $7,942 in matching contributions made to the 401(k) Plan on behalf of Mr. Weissman and (iii) $183 in long-term disability costs paid by the Corporation.

(8)	This amount includes 96,038 performance-based shares with a grant date fair value of $1,474,183, which were forfeited on November 21, 2019.

(9)

This amount includes (i) $96,832 in distributions received with respect to Paired Shares received following settlement of Mr. Halkyard’s vested restricted stock units, (ii) $12,500 in matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (iii) $183 in long-term disability costs paid by the Corporation.

Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31, 2019. The estimated possible payouts of the non-equity incentive plan awards in 2019 and the performance measures used to calculate such awards are discussed above in the section entitled “Annual Cash Incentive Awards.”

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards						Estimated Possible Payouts Under Equity Incentive Plan Awards

Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)		All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Paired Shares of Stock or Units ($)

Bruce N. Haase	12/2/2019 12/2/2019	$ $	— —	$ $	— —	$ $	— —	— —	— —	— —		175,000 100,000	(1) (2)	$ $	2,537,500 1,450,000

Brian T. Nicholson	2/7/2019 2/7/2019	$ $	— —	$ $	— —	$ $	— —	— 6,903	— 13,805	— 20,708	(3)	13,806 —	(4)	$ $	237,463 211,907	(5)

James G. Alderman Jr.	2/7/2019 2/7/2019	$ $	— —	$ $	— —	$ $	— —	— 6,453	— 12,905	— 19,358	(3)	12,905 —	(4)	$ $	221,966 198,092	(5)

Christopher N. Dekle	2/7/2019 2/7/2019 5/30/2019	$ $ $	— — —	$ $ $	— — —	$ $ $	— — —	— 5,627 —	— 11,254 —	— 16,881 —	(3)	11,255 — 2,000	(4) (6)	$ $ $	193,586 172,749 34,640	(5)

Howard J. Weissman	2/7/2019 2/7/2019	$ $	— —	$ $	— —	$ $	— —	— 1,170	— 2,340	— 3,510	(3)	2,341 —	(4)	$ $	40,265 35,919	(5)

Jonathan S. Halkyard	2/7/2019 2/7/2019	$ $	— —	$ $	— —	$ $	— —	— 48,019	— 96,038	—144,057	(3)	96,039 —	(4)	$ $	1,651,871 1,474,183	(5)

(1)

Represents grant of service-based restricted stock units made on December 2, 2019. Under the terms of the award agreement, 7,000 restricted stock units vested on each of December 31, 2019, January 31, 2020, February 29, 2020 and March 31, 2020 and 7,000 restricted stock units are scheduled to vest on the last day of each calendar month beginning on April 30, 2020 and ending on December 31, 2021.

(2)

Represents grant of service-based restricted stock units made on December 2, 2019. Under the terms of the award agreement, one-third of the restricted stock units are scheduled to vest on each of November 22, 2021, November 22, 2022 and November 22, 2023.

(3)

Represents grant of performance-based restricted stock units made on February 7, 2019 with market vesting conditions. Under the terms of the award agreement, the restricted stock units are scheduled to vest on December 31, 2022, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the total shareholder return of a Paired Share relative to the total shareholder return of other publicly traded lodging companies identified in the award agreement.

(4)

Represents grant of service-based restricted stock units made on February 7, 2019. Under the terms of the award agreement, one-third of the restricted stock units vested on February 7, 2020 and one-third of the restricted stock units are scheduled to vest on each of February 7, 2021

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and February 7, 2022. Messrs. Alderman and Halkyard have each forfeited the last two tranches of the service-based restricted stock units granted in 2019, in connection with the termination of their employment.

(5)

Grant date fair value of restricted stock units with market vesting conditions assumes that awards will vest at target. If highest levels of market conditions are achieved, grant date fair value would be higher.

(6)	Represents grant of service-based restricted stock units made on May 30, 2019. Under the terms of the award agreement, the 2,000 restricted stock units vested on May 30, 2019.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the NEOs as of the fiscal year ended December 31, 2019.

Name	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights That Have Not Vested(2)

Bruce N. Haase	268,000	(4)	$3,982,480	—		$—

Brian T. Nicholson	23,806	(5)	$353,757	13,805		$205,142

James G. Alderman Jr.	57,451	(6)	$853,722	23,595	(7)	$350,622

Christopher N. Dekle	14,961	(8)	$222,320	16,110	(9)	$239,395

Howard J. Weissman	4,064	(10)	$60,391	4,277	(11)	$63,556

Jonathan S. Halkyard	159,071	(12)	$2,363,795	—	(13)	$—

(1)

Vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date, except that (x) 168,000 of Mr. Haase’s restricted stock units issued in respect of his base pay package will be settled in the manner described in footnote 6 to this table and (y) 1,832 of Mr. Dekle’s restricted stock units will be settled on the 15th day of September (or, in any year when the 15th day of September falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.

(2)	As of December 31, 2019, the fair market value of a Paired Share was $14.86.

(3)

The number of Paired Shares included in this column includes the target number of restricted stock units subject to vesting based on total shareholder return as described in the Grants of Plan-Based Awards Table.

(4)

Mr. Haase’s service-based restricted stock units are scheduled to vest as follows: (i) 33,334 on November 22, 2020; (ii) 33,333 on November 22, 2021; (iii) 33,333 on November 22, 2022; and (iv) 7,000 on the last day of each calendar month beginning in January 2020 and continuing through and including December 2021. With respect to Mr. Haase’s base pay package, 7,000 of Mr. Haase’s restricted stock units, which vested in December 2019 and are not included in this column, and 21,000 of Mr. Haase’s restricted stock units, which vested in January, February and March 2020 and are included in this column, will be settled upon the earliest of (1) the termination of Mr. Haase’s employment for any reason, (2) a Change in Control (as defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan), but only if such Change in Control constitutes a “change in the ownership or effective control” or a “change in ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code or (3) March 15, 2022.

(5)

Mr. Nicholson’s service-based restricted stock units are scheduled to vest as follows: (i) 5,000 on May 15, 2020; (ii) 4,601 on February 7, 2021; (iii) 5,000 on May 15, 2021; and (iv) 4,601 on February 7, 2022. 9,604 of Mr. Nicholson’s restricted stock units, which vested in May 2019 and February 2020, were settled on March 13, 2020.

(6)

45,286 of Mr. Alderman’s restricted stock units, which vested in February 2020, were settled on March 13, 2020. Mr. Alderman’s 12,165 remaining service-based restricted stock units were forfeited on March 13, 2020, the effective date of Mr. Alderman’s resignation.

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(7)

For Mr. Alderman, the restricted stock units included in this column were forfeited on March 13, 2020, the effective date of Mr. Alderman’s resignation, and exclude 5,981 shares that vested at 70.6% of the total granted based on relative total shareholder return, which were settled on March 13, 2020.

(8)

Mr. Dekle’s service-based restricted stock units are scheduled to vest as follows: (i) 916 on May 15, 2020; (ii) 3,751 on February 7, 2021; (iii) 701 on February 23, 2021; (iv) 916 on May 15, 2021; and (v) 3,751 on February 7, 2022. 4,926 of Mr. Dekle’s restricted stock units, which vested in February 2020, were settled on March 13, 2020.

(9)

For Mr. Dekle, the restricted stock units included in this column exclude 1,166 shares that vested at 70.6% of the total granted based on relative total shareholder return, which were settled on March 13, 2020.

(10)

Mr. Weissman’s service-based restricted stock units are scheduled to vest as follows: (i) 780 on February 7, 2021; (ii) 644 on February 23, 2021; and (iii) 780 on February 7, 2022. 1,860 of Mr. Weissman’s restricted stock units, which vested in February 2020, were settled on March 13, 2020.

(11)

For Mr. Weissman, the restricted stock units included in this column exclude 1,072 shares that vested at 70.6% of the total granted based on relative total shareholder return, which were settled on March 13, 2020.

(12)

65,253 of Mr. Halkyard’s restricted stock units, which vested in February 2020, were settled on March 13, 2020. Mr. Halkyard’s 93,818 remaining service-based restricted stock units were forfeited on February 25, 2020 under the terms of Mr. Halkyard’s separation agreement.

(13)

For Mr. Halkyard, the restricted stock units included in this column exclude 8,512 shares that vested at 70.6% of the total granted based on relative total shareholder return, which were settled on March 13, 2020.

Stock Vested or Settled

The following table summarizes the vested or settled Paired Shares acquired by each of the NEOs during the fiscal year ended December 31, 2019.

	Stock Awards

Name	Number of Paired Shares Acquired on Vesting (#)	Value Realized on Settlement or Vesting ($)(1)

Bruce N. Haase	7,000	$103,320	(2)

Brian T. Nicholson	5,000	$35,600

James G. Alderman Jr.	11,966	$151,272

Christopher N. Dekle	5,883	$84,683

Howard J. Weissman	2,722	$37,597

Jonathan S. Halkyard	46,323	$747,253

(1)	Represents the settlement date fair value of the Paired Shares received in settlement of vested restricted stock units granted under the Equity Incentive Plan, except as otherwise noted.

(2)

Represents the vesting date fair value of the 7,000 restricted stock units in respect of Mr. Haase’s base pay package that vested on December 31, 2019. These restricted stock units settle upon the earliest of (1) the termination of Mr. Haase’s employment for any reason, (2) a Change in Control (as defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan), but only if such Change in Control constitutes a “change in the ownership or effective control” or a “change in ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code or (3) March 15, 2022.

40 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

Deferred Compensation Plan

The following table summarizes participation by our NEOs in our defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified:

	Executive Contributions in Last FY	Registrant Contributions in Last FY(1)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions(2)	Aggregate Balance at Last FYE

Bruce N. Haase	$—	$—	$—	$—	$—

Brian T. Nicholson	$—	$—	$—	$—	$—

James G. Alderman Jr.	$26,276	$8,539	$16,711	$—	$124,088

Christopher N. Dekle	$22,915	$8,784	$16,786	$—	$101,113

Howard J. Weissman	$1,253	$—	$2,507	$—	$14,007

Jonathan S. Halkyard	$—	$—	$8,952	$—	$63,109

(1)	Amounts included in this column are also reflected in “All Other Compensation” as reported in the Summary Compensation Table.

(2)	Withdrawals and distributions permitted after a minimum of two years after enrollment.

Our nonqualified deferred compensation plan provides an opportunity for NEOs and other eligible associates to increase savings and retirement accumulation on a tax-advantaged basis, beyond the limits of the Company’s 401(k) plan. The plan allows participants to defer (i) up to 50% of annual compensation from base compensation and up to 100% of annual compensation from earned incentive bonus, and (ii) any 401(k) plan contributions returned as a result of any failure of the 401(k) plan to pass non-discrimination testing. The plan provides an alternative method for participants to save and invest on a pretax basis and utilize a diverse choice of investment options.

The Company matches 50% of base salary deferrals for the first 6% of base salary deferred. Match contributions are capped at the lesser of (i) 3% of base salary or (ii) amounts deferred beyond $280,000 of a participant’s total annual compensation.

Distributions can be made upon separation from service, unforeseeable emergency, disability or death, or an in-service specified date. Distribution timing is elected by the plan participant at the time of enrollment. The participant selects investment funds from a broad range of options. Earnings and losses on each account are determined based on the performance of the investment funds selected by the participant.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our NEOs as of December 31, 2019. As of such date, each of our NEOs was subject to the terms of the Executive Severance Plan.

Executive Severance Plan

The Executive Severance Plan provides that in the event a participant with the title of Executive Vice President or above is terminated without Cause or by the participant for Good Reason, the participant

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 41

shall be entitled to the following payments and benefits (collectively, the “Severance Plan Benefits”), subject to execution and delivery of a release of claims:

>

a cash payment equal to the sum of (A) 1.0 x annual base salary in effect immediately prior to the date of termination, and (B) 1.0 x target annual bonus for the year in which termination occurs, payable in a single lump sum within sixty (60) days following the date of termination (for the CEO, 1.5 x in both instances, and, for Mr. Weissman, who under the Severance Plan is entitled to payments and benefits provided to participants with the title of Vice President, 0.5 x annual base salary only.);

>

continued eligibility to participate in ESA Management’s group health plans pursuant to COBRA, provided, that, for 12 months (6 months for Vice Presidents) following the date of termination, the participant shall be responsible for the payment of the portion of the costs associated with such health coverage continuation equal to the amount paid by an active employee for similar coverage and ESA Management shall pay the balance of the cost for such coverage, provided, further, that ESA Management’s obligation to pay such balance shall cease if the participant becomes eligible to receive group health benefits under a program of a subsequent employer or otherwise; and

>	payment for executive outplacement services provided by a firm to be determined by ESA Management in its sole discretion for a period of six months following the date of termination.

Pursuant to the Executive Severance Plan, each of our NEOs is bound by perpetual confidentiality and non-disparagement restrictions, and non-solicitation and non-competition restrictions that extend for the one-year period following a termination by ESA Management without Cause or by the participant for Good Reason.

Equity Awards

In the event of a termination of employment for any reason, all unvested time-based RSUs and unvested performance-based RSUs generally shall be forfeited without consideration as of the date of such termination, subject to treatment upon or in connection with a Change in Control, as set forth below.

With respect to RSUs granted since 2018, in the event the grantee’s employment is terminated without Cause (x) and a Change in Control occurs within the Pre-CIC Period (as defined below), the NEO’s unvested time-based RSUs and unvested rTSR RSUs shall become fully vested upon such Change in Control; and (y) on the date of or during the two-year period following a Change in Control, all unvested Time-Based RSUs and unvested rTSR RSUs shall become vested on the date of such termination (with respect to each of (x) and (y), the rTSR RSUs to become vested at the target performance level). The “Pre-CIC Period” is the period beginning on the date the NEO is terminated without Cause and ending on the earlier of (i) the date that is six months following such termination and (ii) March 15th of the calendar year following the calendar year in which such termination occurs.

With respect to RSUs granted prior to 2018, upon a Change in Control, with respect to each of our NEOs, restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

42 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

The following table shows the amounts that would be payable to each NEO under the Executive Severance Plan in connection with the scenarios described below:

	Base Salary	Bonus Amount	Benefits Continuation(1)	Equity Acceleration(2)	Total
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason

Bruce N. Haase(3)(4)	$2,700,000	$—	$3,400	$—	$2,703,400

Brian T. Nicholson	$470,350	$470,350	$20,584	$—	$961,284

James G. Alderman Jr.	$442,900	$442,900	$20,584	$—	$906,384

Christopher N. Dekle	$386,250	$386,250	$21,685	$—	$794,185

Howard J. Weissman	$133,865	$—	$20,584	$—	$154,449

Jonathan S. Halkyard(5)(6)	$2,781,000	$—	$22,962	$—	$2,803,962
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(7)

Bruce N. Haase(3)(4)	$2,700,000	$—	$3,400	$3,982,480	$6,685,880

Brian T. Nicholson	$470,350	$470,350	$20,584	$558,899	$1,520,184

James G. Alderman Jr.	$442,900	$442,900	$20,584	$1,204,344	$2,110,728

Christopher N. Dekle	$386,250	$386,250	$21,685	$461,715	$1,255,900

Howard J. Weissman	$133,865	$—	$20,584	$123,947	$278,396

Jonathan S. Halkyard	N/A	N/A	N/A	N/A	N/A

(1)

Amounts in this column represent the value of the benefits continuation and executive outplacement services provided under the Executive Severance Plan. Each of the executives is entitled to receive $3,400 for six months of outplacement services and those amounts are included in the “Benefit Continuation” column.

(2)

Amounts in this column represent the value of the acceleration of restricted stock units which were outstanding as of December 31, 2019. As of December 31, 2019, the fair market value of a Paired Share was $14.86.

(3)

If Mr. Haase experiences a Qualifying Termination (as defined in the Executive Severance Plan), he will be entitled to a cash payment in the amount of $2,700,000 through December 31, 2021 and in such as amounts thereafter as mutually agreed to with the Boards of Directors of the Corporation and ESH REIT, subject to Mr. Haase’s execution and non-revocation of a Release Agreement (as defined in the Executive Severance Plan) and continued compliance with the restrictive covenants contained in the Executive Severance Plan. If Mr. Haase experiences a Qualifying Termination after December 31, 2021, the severance amount will be 150% of his base compensation as agreed to with the Boards of Directors of the Corporation and ESH REIT, and if there is no agreement on Mr. Haase’s base compensation, the amount shall be no less than $2,700,000.

(4)

If Mr. Haase is terminated without Cause (as defined in the Long Term Incentive Plan), before the last day of a calendar month, then the 7,000 restricted stock units payable in respect of his base pay that are applicable to that given month will vest on a pro rata basis through his termination date. The amount of those restricted stock units is not included in either of these tables for purposes of these calculations.

(5)

Mr. Halkyard’s termination of employment was treated as a Qualifying Termination for purposes of the Corporation’s Executive Severance Plan (with such term as defined in the Executive Severance Plan). As such, following Mr. Halkyard’s execution, non-revocation, and reaffirmation of a release of claims in favor of the Corporation and its affiliates, he became entitled to and, as of January 17, 2020, received a single lump-sum severance payment of $2,781,000 and began receiving benefit continuation in the amount of $22,962, in accordance with the terms of the Executive Severance Plan.

(6)

Under his separation letter agreement, following the resignation of his role as CEO and President, Mr. Halkyard provided transition services until February 25, 2020. Mr. Halkyard would have been entitled to receive Equity Acceleration if he was terminated without Cause prior to December 31, 2019, but that event did not occur.

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 43

(7)

Of the amounts included in the “Equity Acceleration” column, the following amounts would be payable upon a Change in Control (assumed to occur on December 31, 2019) whether or not there is a termination of employment: $0, $0, $556,061, $7,014 and $6,449 for Messrs. Haase, Nicholson, Alderman, Dekle and Weissman, respectively.

For purposes of the equity awards, the terms below are generally defined as follows:

>

“Change in Control” is defined in the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to ESH REIT: (a) any person (other than any person in connection with a non-control transaction as defined below) acquires securities of ESH REIT representing fifty percent or more of the combined voting power of ESH REIT’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of ESH REIT’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

For purposes of the Executive Severance Plan and certain of Mr. Halkyard’s restricted stock units, the terms below are generally defined as provided below:

>

“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

>

“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute

44 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.(1)

(1)

Mr. Haase’s offer letter amends the definition of Good Reason under the Executive Severance Plan as applicable to Mr. Haase as follows: for the period commencing after December 31, 2021, a “material diminution in Participant’s base salary” will be replaced with a “material diminution in the total value of Participant’s annual Base Compensation (i.e., 7,000 x 12 x the Company’s closing share price on December 2, 2019 plus $100,000),” unless the Corporation, ESH REIT, and Mr. Haase mutually agree in writing otherwise.

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 45

proposal 3:

frequency of say-on-pay

3	Proposal No. 3 An advisory vote on the frequency of advisory votes on executive compensation. Recommendation The Board unanimously recommends that you vote “EVERY YEAR” on Proposal No. 3.

In addition to the advisory vote on the compensation of our NEOs (Proposal 2), the Dodd-Frank Act also requires that we provide an opportunity for our shareholders to indicate how frequently we should hold the advisory vote on the compensation of our NEOs. This “frequency” vote is required to be held at least once every six years. We last held a frequency vote at our 2014 Annual Meeting. At that meeting, our shareholders voted in favor of holding triennial advisory votes on the compensation of our NEOs. However, beginning with our 2017 annual meeting, we have held annual advisory votes on our executive compensation.

After careful consideration, the Board of Directors believes we should continue to hold annual advisory votes on the compensation of our NEOs. In reaching its recommendation, the Board believes that an annual vote will continue to allow our shareholders to provide us with timely input on our executive compensation philosophy, policies and programs.

You may cast your vote on your preferred voting frequency by choosing the option of every year, every two years or every three years, or you may abstain from voting. Although this vote is advisory and not binding, the Board highly values the opinions of our shareholders and will consider the outcome of this vote when determining the frequency of future shareholder votes on the compensation of the named executives. We expect to hold our next frequency vote at our 2026 Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “EVERY YEAR” ON PROPOSAL NO. 3.

46 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

proposal 4:

ratification of auditor

appointment

4

Proposal No. 4

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

Recommendation

The Board unanimously recommends that you vote “FOR” Proposal No. 4 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of ESH Hospitality, Inc. for the fiscal year ending December 31, 2020.

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Deloitte also served as our independent registered accounting firm for fiscal year 2019. The services provided to us by Deloitte in fiscal year 2019 are described in the section of this Proxy Statement entitled “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting ESH REIT’s independent registered public accounting firm for 2020. Accordingly, shareholder approval is not required to appoint Deloitte as ESH REIT’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If ESH REIT’s shareholders do not ratify the selection of Deloitte as ESH REIT’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of ESH REIT’s shareholders.

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 47

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

The following is a description of the professional services performed and the fees billed by Deloitte for the years ended December 31, 2019 and 2018.

Type of Fees	December 31, 2019	December 31, 2018

Audit fees(1)	$ 1,036,500	$ 932,500

Audit-related fees(2)	—	—

Tax fees(3)	3,000	—

Total	$ 1,039,500	$ 932,500

(1)

Audit fees consist of fees for the audit of the annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of the financial statements included in our combined quarterly reports on Form 10-Q and accounting consultation and other attest services provided by Deloitte in connection with statutory and regulatory filings. Audit fees also include fees for services provided by Deloitte in connection with agreed upon procedures related to various capital transactions.

(2)

Audit-related fees consist of fees for assurance and related services that are traditionally performed by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as ESH REIT’s independent registered public accounting firm.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of ESH REIT’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by ESH REIT to Deloitte during the fiscal year the non-audit services were provided and (ii) were not recognized by ESH REIT to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2019, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

48 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

>	bookkeeping or other services related to the accounting records or financial statements of ESH REIT;

>	financial information systems design and implementation;

>	appraisal or valuation services;

>	providing fairness opinions or preparing contribution-in-kind reports;

>	actuarial services;

>	internal audit outsourcing services;

>	management functions or human resources;

>	broker or dealer, investment adviser or investment banking services;

>	legal services and expert services unrelated to the audit; and

>	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on the investor relations section of our website at www.aboutstay.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee consists of Ms. Anand, Mr. Kent, and Ms. Palmer, with Ms. Anand serving as Chair. The Audit Committee oversees ESH REIT’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, ESH REIT’s internal auditors and independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available in the investor relations section of our website at www.aboutstay.com. The charter provides, among other things, that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the sections titled “Corporate Governance and Board Matters—Board Oversight of Risk Management” and “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following:

>

reviewed and discussed the audited financial statements in the Company’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

>

reviewed with Deloitte, ESH REIT’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of ESH REIT’s

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 49

accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

>

received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

>	discussed with Deloitte its independence from management and ESH REIT and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

>

discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

>

discussed with ESH REIT’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of ESH REIT’s internal controls and the overall quality of ESH REIT’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2019, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as ESH REIT’s independent registered public accounting firm for 2020.

This report has been furnished by the members of the Audit Committee of the Board:

Kapila K. Anand, Chair

Steven E. Kent

Lisa Palmer

50 | 2020 PROXY STATEMENT	ESH HOSPITALITY, INC.

reference

materials

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 8, 2020 by:

>	each current director and director nominee of ESH REIT;

>	each of the named executive officers of ESH REIT;

>	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

>	all of the current directors, director nominees, executive officers, the former CEO, and an additional former executive officer of ESH REIT (that is a NEO), as a group.

Percentage of class beneficially owned is based on 177,466,325 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 7,130 shares of Corporation voting preferred stock outstanding as of April 8, 2020.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

ESH HOSPITALITY, INC.	2020 PROXY STATEMENT | 51

reference
materials

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of ESH REIT Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
The Vanguard Group(1)	16,687,232	9.12%	—	—	16,687,232	9.12%	16,687,232	9.12%	16,687,232	9.12%
Investment funds and accounts affiliated with Starwood Capital(2)	15,121,847	8.5%	—	—	15,121,847	8.5%	15,121,847	8.5%	15,121,847	8.5%
BlackRock, Inc.(3)	13,571,416	7.4%	—	—	13,571,416	7.4%	13,571,416	7.4%	13,571,416	7.4%
Bruce N. Haase	71,604	*	—	—	71,604	*	71,604	*	71,604	*
Brian T. Nicholson	51,861	*	—	—	51,861	*	51,861	*	51,861	*
Christopher N. Dekle	12,276	*	—	—	12,276	*	12,276	*	12,276	*
Howard J. Weissman	29,377	*	—	—	29,377	*	29,377	*	29,377	*
James G. Alderman	45,047	*	—	—	45,047	*	45,047	*	45,047	*
Douglas G. Geoga(4)	525,100	*	7	*	525,100	*	525,100	*	525,100	*
Kapila K. Anand	23,133	*	—	—	23,133	*	23,133	*	23,133	*
Neil Brown	33,279	*	—	—	33,279	*	33,279	*	33,279	*
Steven Kent	12,701	*	—	—	12,701	*	12,701	*	12,701	*
Lisa Palmer	40,264	*	—	—	40,264	*	40,264	*	40,264	*
Simon M. Turner	—	—	—	—	—	—	—	—	—	—
Jonathan S. Halkyard(5)	318,742	*	—	—	318,742	*	318,742	*	318,742	*
All current directors, director nominees, executive officers, the former CEO, and an additional former executive officer (that is a NEO), as a group (13 persons)	1,170,084	*	7	*	1,170,084	*	1,170,084	*	1,170,084	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.

*	Less than 1%.

(1)

The Vanguard Group filed a Schedule 13G/A with the Securities and Exchange Commission on February 12, 2020 to report beneficial ownership of 16,687,232 Paired Shares held by The Vanguard Group as of December 31, 2019. The Vanguard Group reported that it has sole voting power with respect to 99,318 Paired Shares, shared voting power with respect to 40,413 shares, sole dispositive power with respect to 16,687,232 Paired Shares and shared dispositive power with respect to 112,189 Paired Shares. The address for The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

(2)

Investment funds and accounts affiliated with Starwood Capital consisting of SAR Public Holdings, L.L.C., SOF-XI U.S. Private SAR Holdings, L.P., SOF-XI U.S. Institutional SAR Holdings, L.P., Starwood XI Management Holdings GP, L.L.C., Starwood XI Management, L.P., Starwood XI Management GP, L.L.C., Starwood Capital Group Global II, L.P., SCGG II GP, L.L.C., Starwood Capital Group Holdings GP, L.L.C., BSS SCG GP Holdings, LLC and Barry S. Sternlicht filed a Schedule 13D with the Securities and Exchange Commission on April 16, 2020 to report beneficial ownership of 15,121,847 Paired Shares as of April 6, 2020. Starwood reported that it has shared voting power and shared dispositive power with respect to all 15,121,847 Paired Shares. The address for Starwood is 1601 Washington Avenue, Suite 800, Miami Beach, Florida 33139.

(3)

BlackRock, Inc. filed a Schedule 13G/A with the Securities and Exchange Commission on February 5, 2020 to report beneficial ownership of 13,571,416 Paired Shares held by BlackRock, Inc. and certain subsidiaries as of December 31, 2019. BlackRock, Inc. reported that it has the

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sole voting power with respect to 11,035,413 Paired Shares and sole dispositive power with respect to 13,571,416 Paired Shares. The address for BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.

(4)

Mr. Geoga owns 353,276 of the Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

(5)

Mr. Halkyard owns 10,000 of the Paired Shares included in the table through the Halkyard Family Trust. Mr. Halkyard serves as the trustee of the Halkyard Family Trust. Mr. Halkyard resigned from his position as President and Chief Executive Officer, effective November 21, 2019.

Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding Class B common stock, to file reports of their stock ownership and changes in their ownership of our common stock with the SEC. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2019. Based solely on our review of the copies of such reports furnished to us and inquiries we have made, as appropriate, to our knowledge all of our Section 16 officers and directors, and other persons who owned more than 10% of our outstanding Class B common stock, fully complied with the reporting requirements of Section  16(a) during 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review proposed related party transactions and may approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to ESH REIT than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of ESH REIT. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2019.

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materials

Tax and Consulting

During the year ended December 31, 2019, ESH REIT paid KMPG LLP $326,494 for tax consulting and compliance services and other consulting services.

Overhead Expenses

ESA Management, a subsidiary of the Corporation, incurs costs under a services agreement with the Corporation and ESH REIT for certain overhead services performed on the entities’ behalf. The services relate to executive management, accounting, financial analysis, training and technology. For the year ended December 31, 2019, ESH REIT incurred approximately $9.9 million related to this agreement.

Working Capital

As of December 31, 2019, ESH REIT had an outstanding net payable related to ordinary working capital of approximately $11.8 million due to the Corporation and its subsidiaries. As of December 31, 2019, this amount included certain disbursements ESA Management made on behalf of ESH REIT in the ordinary course of business and the overhead expenses described above under “Overhead Expenses.” Outstanding balances are typically repaid within 30 days.

Leases

ESH REIT’s revenues are derived from three leases. The counterparty to each lease agreement is a subsidiary of the Corporation. Fixed rental revenues are recognized on a straight-line basis. For the year ended December 31, 2019, ESH REIT recognized fixed rental revenues of approximately $472.5 million. ESH REIT recognized approximately $177.4 million of percentage rental revenues for the year ended December 31, 2019.

Each lease agreement, which had an initial term that expired in October 2018, was renewed effective November 1, 2018, for a five-year term that expires in October 2023. Each lease contains an automatic five-year renewal, unless lessee provides notice that it will not renew no later than thirty months prior to expiration. Upon renewal, if applicable, minimum and percentage rents will be adjusted to reflect then market terms.

Future fixed rental payments to be received under current remaining noncancelable lease terms as of December 31, 2019, are as follows (in thousands):

Years Ending December 31,	Fixed Rental Payments

2020	$ 466,586

2021	$ 478,567

2022	$ 490,566

2023	$ 418,795

Total	$ 1,854,514

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The future fixed rental payments shown above are subject to change based upon increases or decreases in the number of properties (for example, as a result of asset sales and the development of new properties) owned and ultimately leased by ESH REIT.

As of December 31, 2019, ESH REIT recorded unearned rental revenues related to January 2020 fixed minimum rent of approximately $38.8 million, rents receivable related to December 2019 percentage rent of approximately $1.6 million and deferred rents receivable of $28.9 million. In ESH REIT’s consolidated financial statements, unearned rental revenues represent fixed minimum rents, which are due one month in advance, rents receivable represents percentage rents, which are due one month in arrears, and deferred rents receivable represents rental revenues recognized in excess of cash rents received.

Distributions

The Corporation owns all of the Class A common stock of ESH REIT, which represents approximately 58% of the outstanding shares of common stock of ESH REIT. Distributions of approximately $137.8 million were paid from ESH REIT to the Corporation in respect of the Class A common stock of ESH REIT during the year ended December 31, 2019.

Issuance of Common Stock

During the year ended December 31, 2019, ESH REIT issued and was compensated approximately $1.4 million for approximately 214,000 shares of Class B common stock, each of which was attached to a share of Corporation common stock to form a Paired Share, used to settle vested restricted stock units.

As of December 31, 2019, approximately 83,000 restricted stock units issued by the Corporation had vested but had not been settled, for which ESH REIT recognized a receivable of approximately $0.3 million.

CEO PAY RATIO

Our CEO Pay Ratio was calculated in compliance with the requirement set forth in Item 402(u) of Regulation S-K. In accordance with the SEC rules, we used a consistently applied compensation measure across our entire employee population (other than Mr. Haase) to determine the compensation of the median employee as of December 31, 2019. For our consistently applied compensation measure, we used W-2 compensation (excluding amounts attributable to the settlement of equity awards) of all associates other than Mr. Haase (all of whom are full-time) employed during 2019. We then calculated the median employee’s compensation in a similar manner as calculated for the named executive officers in the Summary Compensation Table. The total annualized compensation for Mr. Haase was $4,101,720, compared to the annual total compensation of the median employee of $309,836.90, yielding a ratio of 10:1.

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frequently asked

questions

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 8, 2020 (the “Record Date”), you owned shares of ESH REIT’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the Annual Meeting: ESH REIT Class B common stock, $0.01 par value per share, and ESH REIT Class A Common Stock, $0.01 par value per share. Each share of ESH REIT Class B common stock is attached to and trades as a single unit with a share of common stock of the Corporation, par value $0.01 per share. Shares of ESH REIT Class A common stock are owned by the Corporation and are not currently, and are not expected to be, registered for public sale or listed on NASDAQ or any other securities exchange.

As of the Record Date, we had 177,466,325 shares of ESH REIT Class B common stock outstanding and 250,493,583 shares of ESH REIT Class A common stock outstanding, representing approximately 59% of ESH REIT’s total outstanding common stock. With respect to all of the matters submitted for vote at the Annual Meeting, each share of ESH REIT Class A common stock is entitled to one vote and each share of ESH REIT Class B common stock is entitled to one vote. The ESH REIT Class A common stock and the ESH REIT Class B common stock will vote as a single class on each of the matters submitted at the Annual Meeting.

Please note that due to public health concerns and to assist in safeguarding the health and well-being of our shareholders and employees during the COVID-19 outbreak, the Annual Meeting will be a virtual meeting, held as a live webcast via the Internet. A shareholder that joins the virtual meeting by signing into, and complying with the requirements of, the live webcast will be attending the Annual Meeting ‘in person’.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer and the three other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of common stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

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What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	What does the Board recommend?
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

> (i) vote FOR the election of all nominees named herein;

> (ii) withhold authority to vote for all such nominees; or

> (iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy card.

The Board recommends that you vote FOR all seven of the director nominees.

2. An advisory vote on ESH REIT’s executive compensation.	You may vote FOR or AGAINST the approval, on an advisory basis, of ESH REIT’s executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of ESH REIT’s executive compensation.

3. An advisory vote on the frequency of advisory votes on ESH REIT’s executive compensation.

You may vote in favor of ESH REIT seeking an advisory vote on executive compensation EVERY YEAR, EVERY TWO YEARS, or EVERY THREE YEARS, or you may indicate you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote EVERY YEAR on the frequency of an advisory vote on executive compensation.

4. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020, or you may indicate that you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with ESH REIT’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

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If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

>	vote on the Internet on the website shown on the proxy card;

>	call the toll-free number shown on the proxy card;

>	mark, sign, date and return the enclosed proxy card in the postage-paid envelope; or

>	vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question.

The Annual Meeting will be a virtual meeting, held as a live webcast via the Internet. Shareholders will be able to attend the meeting, listen, vote, and submit questions by visiting www.virtualshareholdermeeting.com/stay2020 and signing in with their 16-digit control number included in these proxy materials. A shareholder that joins the virtual meeting by signing into, and complying with the requirements of, the live webcast will be attending the Annual Meeting ‘in person’.

If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 8, 2020, a copy of the voting instruction card provided by your broker, bank or other nominee, or

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frequently asked questions

other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain a control number to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

>	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

>	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

>	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

>	“FOR” the election of the director nominees.

>	“FOR” the approval, on an advisory basis, of ESH REIT’s executive compensation.

>	“EVERY YEAR” for ESH REIT’s executive compensation approval frequency vote.

>	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

What votes need to be present to hold the Annual Meeting?

Under our Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For the advisory vote on executive compensation and the ratification of our outside auditor, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” For the advisory vote on the frequency of advisory votes on executive compensation, your

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vote may be cast for “EVERY YEAR,” “EVERY TWO YEARS,” or “EVERY THREE YEARS” or you may “ABSTAIN”. An abstention has no effect on the determination of which voting frequency receives the highest number of votes cast. If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of NASDAQ, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm is considered a routine matter. However, the election of directors, the advisory vote on ESH REIT’s executive compensation, and the advisory vote on the frequency of advisory votes on our executive compensation are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each proposal:

Proposal	Voting Requirement

1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.	In an election where the number of director nominees does not exceed the number of directors to be elected, each director must be elected by a majority of the votes cast. In an election where the number of director nominees exceeds the number of directors to be elected, then director nominees shall be elected by a plurality of the votes cast. If any director fails to receive a majority of the votes cast in an uncontested election, our Corporate Governance Guidelines require that the director tender his or her resignation, which the Board may then accept or reject.

2. An advisory vote on ESH REIT’s executive compensation.	To be approved, on an advisory basis, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal (including shares held by shareholders who “ABSTAIN”).

3. An advisory vote on the frequency of advisory votes on ESH REIT’s executive compensation.	The frequency option (either “EVERY YEAR,” EVERY TWO YEARS,” or “EVERY THREE YEARS”) which receives a plurality of the votes cast by the shareholders present in person or by proxy will be passed. Therefore, the frequency option which receives the most votes will be approved on an advisory basis.

4. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal (including shares held by shareholders who “ABSTAIN”).

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Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Amended and Restated Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone, or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2019 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2019 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2019 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2019 Annual Report, and wish to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Exchange Act for shareholders to propose actions for consideration at the 2021 annual meeting of shareholders?

December 24, 2020 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act. Proposals by shareholders must comply with all

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requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2020 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2021 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than January 31, 2021 and no later than March 1, 2021. Shareholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of ESH REIT voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.astfinancial.com

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other matters

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.esa.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on the investor relations section of our website at www.aboutstay.com as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on the investor relations section of our website at www.aboutstay.com under the headings “Corporate Governance—ESH Hospitality—Governance Documents.” We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of ESH REIT Shareholders

A list of our shareholders as of April 8, 2020, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of shareholders will also be available for attendees during the Annual Meeting through the virtual meeting website.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

By Order of the Board of Directors,

Christopher N. Dekle	Charlotte, North Carolina
General Counsel and Corporate Secretary	April 23, 2020

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com

EXTENDED STAY AMERICA, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 100 CHARLOTTE, NC 28277

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/STAY2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D10876-P38248                     KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

EXTENDED STAY AMERICA, INC. (the “Corporation”)					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of Extended Stay America, Inc. the nominees listed below:				☐	☐	☐
Nominees:

	01)	Bruce N. Haase	06)	Jodie W. McLean
	02)	Douglas G. Geoga	07)	Thomas F. O’Toole
	03)	Kapila K. Anand	08)	Richard F. Wallman
	04)	Ellen Keszler
The Board of Directors recommends you vote “FOR” proposals 2 and 4 and “EVERY YEAR” for proposal 3.										For	Against	Abstain

2.	The approval, on an advisory basis, of the Corporation’s executive compensation									☐	☐	☐

									Every Year	2 Years	3 Years	Abstain

3.	“EVERY YEAR” on the frequency of an advisory vote on the Corporation’s executive compensation								☐	☐	☐	☐

										For	Against	Abstain

4.	The ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2020									☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2019 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2019, are available free of charge on the Investor Relations section of our website (www.aboutstay.com) or at www.proxyvote.com.

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D10877-P38248

EXTENDED STAY AMERICA, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 28, 2020 8:00 AM

The shareholder(s) of Extended Stay America, Inc. (the “Corporation”) referenced on the reverse side hereof hereby appoint(s) Bruce N. Haase and Christopher N. Dekle, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of the Corporation’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on the 28th day of May, 2020, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the approval, on an advisory basis, of the Corporation’s executive compensation; “EVERY YEAR” on the frequency of an advisory vote on the Corporation’s executive compensation; and “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2020. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com

ESH HOSPITALITY, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 100 CHARLOTTE, NC 28277

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/STAY2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D10878-P38248                     KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ESH HOSPITALITY, INC. (“ESH REIT”)					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of ESH Hospitality, Inc. the nominees listed below:				☐	☐	☐
Nominees:

	01)	Bruce N. Haase	06)	Lisa Palmer
	02)	Douglas G. Geoga	07)	Steven E. Kent
	03)	Kapila K. Anand	08)	Simon M. Turner
	04)	Neil T. Brown
The Board of Directors recommends you vote “FOR” proposals 2 and 4 and “EVERY YEAR” for proposal 3.										For	Against	Abstain

2.	The approval, on an advisory basis, of the Corporation’s executive compensation									☐	☐	☐

									Every Year	2 Years	3 Years	Abstain

3.	“EVERY YEAR” on the frequency of an advisory vote on the Corporation’s executive compensation								☐	☐	☐	☐

										For	Against	Abstain

4.	The ratification of the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for 2020									☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2019 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2019, are available free of charge on the Investor Relations section of our website (www.aboutstay.com) or at www.proxyvote.com.

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D10879-P38248

ESH HOSPITALITY, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 28, 2020 8:30 AM

The shareholder(s) of ESH Hospitality, Inc. (“ESH REIT”) referenced on the reverse side hereof hereby appoint(s) Bruce N. Haase and Christopher N. Dekle, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of ESH REIT’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of ESH REIT to be held on the 28th day of May, 2020, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the approval, on an advisory basis, of ESH REIT’s executive compensation; “EVERY YEAR” on the frequency of an advisory vote on ESH REIT’s executive compensation; and “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for 2020. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side